Semiannual Report

as of November 30, 2000

Evergreen

National Municipal Bond Funds

Evergreen Funds℠

SINCE 1932

Table of Contents

Letter to Shareholders	1
Evergreen High Grade Municipal
Bond Fund
Fund at a Glance	2
Portfolio Manager Interview	3

Evergreen High Income Municipal
Bond Fund
Fund at a Glance	5
Portfolio Manager Interview	6

Evergreen Municipal Bond Fund
Fund at a Glance	8
Portfolio Manager Interview	9

Evergreen Short-Intermediate
Municipal Bond Fund
Fund at a Glance	11
Portfolio Manager Interview	12

Evergreen Funds

Evergreen Funds is one of the nation’s fastest growing investment companies with more than $80 billion in assets under management.

We offer over 80 mutual funds to choose among and acclaimed service and operations capabilities, giving investors a broad range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to the Evergreen Funds to provide a distinctive level of service and excellence in investment management.

This semiannual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:

Evergreen Distributor, Inc.

EvergreenSM is a Service Mark of Evergreen Investment Services, Inc.

Letter to Shareholders

January 2001

Dear Evergreen Shareholders,

We are pleased to provide the Evergreen National Municipal Bond Funds semiannual report, which covers the six-month period ended November 30, 2000.

Bond Markets React to Volatile Equity Markets

Over the past year, U.S. bond markets experienced significant turmoil, which was largely overshadowed by the volatility in the stock market. Bond prices fell and interest rates rose in the first half of the period as the Federal Reserve Board increased interest rates in an effort to curtail what they believed was an overheated economy. Reports that second quarter economic growth might have heated up again drove the Federal Reserve Board to notch rates up again in May and caused bond prices to drop further. More recently, in an effort to stimulate the slumping economy, the Federal Reserve Board cut short-term interest rates in early January 2001.

Investor demand for bonds is typically closely linked to the performance of the stock market, but when the equity markets are volatile, investors buy bonds to preserve gains rather than to generate returns. By some measures, bonds produced relatively attractive returns in 2000. For example, for the eleven-month period beginning December 31, 1999 through November 30, 2000, the Lehman Brothers Aggregate Bond Index, which measures 6,600 taxable government investment-grade corporate and mortgage securities, returned 9.59%. This outperformed the Standard & Poor’s 500 Index return of –9.55% for the same period. The S&P 500 tracks 500 of the most widely held domestic, large-company stocks, representing about 70% of the U.S. stock market’s total value.

Generally, we think that the economy is poised for a slowdown, which may push bond prices higher and interest rates lower as evidenced by the Federal Reserve Board’s interest rate cut in early January 2001. In this environment, we will maintain a defensive posture and remain cautiously optimistic about the continued growth of the U.S. economy.

The Value of Diversification

An environment like this year’s offers many reasons for building a diversified portfolio rather than trying to predict the market’s movements. Diversification provides exposure to many different opportunities while reducing the risk of any single investment or strategy. We encourage you to talk to your financial advisor to confirm that your investment portfolio is appropriately diversified and structured to support your long-term investment objectives.

Thank you for your continued investment in Evergreen Funds.

Sincerely,

William M. Ennis
President and CEO
Evergreen Investment Company, Inc.

EVERGREEN
High Grad e Municipal Bond Fund
Fund at a Glance as of November 30, 2000

CURRENT INVESTMENT STYLE[1]

1 Source: 2000 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performanceof each class may vary based on differences in load, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes B, C and Y prior to their inception is based on the performance of Class A, the original class offered. These historical returns for Classes B, C and Y have not been adjusted to reflect the effect of each class’ 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class Y would have been higher. Returns reflect expense limits previously in effect, without which returns would have been lower.

Class Y shares are only offered to persons who owned Class Y shares of an Evergreen Fund on or before 12/31/1994; certain institutional investors; and investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor’s affiliates).

The Fund’s investment objective is non-fundamental and may be changed without the vote of the Fund’s shareholders.

The Fund’s yield will fluctuate, and there can be no guarantee that the Fund will achieve its objective or any particular tax-exempt yield. Income may be subject to federal alternative minimum tax.

Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

All data is as of November 30, 2000 and is subject to change.

PERFORMANCE AND RETURNS[2]
Portfolio Inception Date: 2/21/1992	Class A	Class B	Class C	Class Y
Class Inception Date	2/21/1992	1/11/1993	4/30/1999	2/28/1994

Average Annual Returns*

6 months with sales charge	2.05%	1.76%	4.76%	n/a

6 months w/o sales charge	7.16%	6.76%	6.76%	7.29%

1 year with sales charge	2.84%	2.20%	5.20%	n/a

1 year w/o sales charge	8.01%	7.20%	7.20%	8.28%

5 years	3.05%	2.96%	3.82%	4.33%

Since Portfolio Inception	5.40%	5.30%	5.84%	6.19%

Maximum Sales Charge	4.75%	5.00%	2.00%	n/a
	Front End	CDSC	CDSC

30-day SEC Yield	4.21%	3.67%	3.67%	4.67%

Tax Equivalent Yield**	6.97%	6.08%	6.08%	7.73%

6-month distributions per share	$0.24	$0.20	$0.20	$0.25

* Adjusted for maximum applicable sales charge.
** Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen High Grade Municipal Bond Fund, Class A2 , versus a similar investment in the Lehman Brothers Municipal Bond Index (LBMBI) and the Consumer Price Index (CPI).

The LBMBI is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

EVERGREEN
High Grad e Municipal Bond Fund
Portfolio Manager Interview

How did the Fund perform?

For the six-month period ended November 30, 2000, the Evergreen High Grade Municipal Bond Fund Class A shares returned 7.16%, before the deduction of any applicable sales charges. During the same period, the average return of insured municipal bond funds was 7.02%, according to Lipper Inc., an independent monitor of mutual fund performance. The Lehman Brothers Municipal Bond Index returned 7.08% for the same period.

Portfolio
Characteristics

(as of 11/30/2000)

Total Net Assets	$111,567,204

Average Credit Quality	AAA

Average Maturity	15.3 years

Average Duration	8.0 years

What was the investment environment like during the period?

The six months were a positive period for high quality municipal bonds, including the insured bonds that the Fund emphasizes. As the perception grew that economic growth was slowing, interest rates began to drop and the prices of higher quality bonds tended to rise. In the municipal bond market, the supply/demand forces also worked in support of the prices of high quality securities. For the second year in a row, supply was limited as new issuance of municipal bonds declined. At the same time, demand increased as individual investors started to worry about the increasing volatility in the stock market and sought out the tax-advantaged income and values they could find in the municipal bond market.

PORTFOLIO QUALITY
(as a percentage of 11/30/2000 portfolio assets)

What have been your strategies since taking responsibility for theFund’s portfolio management in September?

We continued the Fund’s emphasis on high quality bonds, particularly municipal securities that have been insured to give them AAA credit ratings. Average credit rating on November 30 remained AAA, with 88.1% of portfolio assets invested in AAA-bonds, 7.4% invested in AA-rated bonds, and 4.5% invested in A-rated bonds.

We have engaged in tax-loss harvesting to improve the distribution yield of the portfolio. As we sold bonds that had lower yields at the time of acquisition, we have also created tax-loss carryovers that have the potential to offset capital gains by the Fund during the succeeding eight years. This strategy may improve the Fund’s after-tax returns for shareholders.

Finally, we have improved the convexity of the overall portfolio, which may increase the Fund’s total return potential as interest rates fall. As we have done this, we also have added to the Fund’s duration, or sensitivity to changes in interest rates. The Fund’s duration stood at about 8.0 years on November 30, while average maturity was 15.3 years.

EVERGREEN
High Grad e Municipal Bond Fund
Portfolio Manager Interview

PORTFOLIO COMPOSITION
(as a percentage of 11/30/2000 portfolio assets)

What is your outlook?

We believe the outlook for high-grade municipal securities is excellent.

As we enter 2001, we are seeing signs of a slowing economy, stable or declining interest rates, and a limited supply of new municipal bonds. At the same time, investors appear worried about volatility in the stock market. Demand for municipal bonds and municipal bond funds has increased.

In this environment, we intend to continue to emphasize the longer-term high-grade municipal securities, which we think have strong potential to continue to deliver good total returns.

EVERGREEN
High Incom e Municipal Bond Fund
Fund at a Glance as of November 30, 2000

CURRENT INVESTMENT STYLE[1]

1 Source: 2000 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performanceof each class may vary based on differences in load, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes A, C and Y prior to their inception is based on the performance of Class B, the original class offered by the Fund’s predecessor fund, Davis Tax-Free High Income Fund. The historical returns for Classes A, C and Y have not been adjusted to reflect the effect of each class’ 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A and Y would have been higher. The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

Class Y shares are only offered to persons who owned Class Y shares of an Evergreen Fund on or before 12/31/1994; certain institutional investors; and investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor’s affiliates).

The Fund’s investment objective is non-fundamental and may be changed without the vote of the Fund’s shareholders.

The Fund’s yield will fluctuate and there can be no guarantee that the Fund will achieve its objective or any particular tax-exempt yield. Income is subject to federal alternative minimum tax.

Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

All data is as of November 30, 2000 and is subject to change.

PERFORMANCE AND RETURNS[2]
Portfolio Inception Date: 3/21/1985	Class A	Class B	Class C	Class Y
Class Inception Date	12/1/1994	3/21/1985	8/18/1997	10/6/1997

Average Annual Returns*

6 months with sales charge	0.25%	0.03%	2.89%	n/a

6 months w/o sales charge	5.29%	5.03%	4.89%	5.56%

1 year with sales charge	1.19%	0.54%	3.55%	n/a

1 year w/o sales charge	6.28%	5.54%	5.54%	6.55%

5 years	3.79%	3.71%	4.02%	4.62%

10 years	5.79%	5.82%	5.82%	6.12%

Maximum Sales Charge	4.75%	5.00%	2.00%	n/a
	Front End	CDSC	CDSC

30-day SEC Yield	5.81%	5.34%	5.34%	6.35%

Tax Equivalent Yield**	9.62%	8.84%	8.84%	10.51%

6-month income dividends
per share	$0.25	$0.22	$0.22	$0.26

* Adjusted for maximum applicable sales charge.
** Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen High Income Municipal Bond Fund, Class B2 , versus a similar investment in the Lehman Brothers Municipal Bond Index (LBMBI) and the Consumer Price Index (CPI).

The LBMBI is an unmanaged market index and does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

EVERGREEN
High Incom e Municipal Bond Fund
Portfolio Manager Interview

How did the Fund perform?

The Fund continued to perform very well. For the six-month period ended November 30, 2000, Evergreen High Income Municipal Bond Fund’s Class B shares returned 5.03%, before the deduction of any applicable sales charges. During the same six-month period, the average return of high yield municipal bond funds was 3.83%, according to Lipper Inc., an independent monitor of mutual fund performance. The return of the Lehman Brothers Municipal Bond Index during the period was 7.08%.

The Fund has maintained an above-average return in its Lipper competitive group while consistently earning the highest rankings from Morningstar, another independent observer that ranks mutual funds on their risk-adjusted performance. The Fund’s Class B shares not only have received an overall five-star rating from Morningstar, but they are also rated four-stars for the three-year period, and five-stars for the five- and 10-year periods.* The other classes of shares have received four-star ratings. The Fund has had the same portfolio manager for 10 years.

* Morningstar ratings reflect historical risk-adjusted performance as of 11/30/2000. The ratings are subject to change every month. Past performance is not a guarantee of future results. Morningstar ratings are calculated from a funds 3-, 5-, and 10-year returns (with fee adjustments) in excess of 90-day Treasury Bill returns and a risk factor that reflects fund performance below 90-day Treasury Bill returns. The fund received 4 stars for the 3-year period among 1,717 funds, 5 stars for the5-year period among 1,476 funds and 5 stars for the10-year period among 439 funds. The overall rating is a weighted average of the 3, 5 and 10-year rating (where applicable). Ten percent of the funds in an investment category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars and 10% receive 1 star.

Portfolio
Characteristics

(as of 11/30/2000)

Total Net Assets	$365,733,412

Average Credit Quality	AA-

Effective Maturity	17.8 years

Average Duration	4 years

What factors contributed to the strong relative performance?

In general, we owned very high quality securities for a high-income portfolio, and this helped the Fund substantially outperform its Lipper group. Many other high-income municipal bond funds had large weightings in lower quality bonds during a time when slowing economic growth raised fears about credit quality. At the end of the six-month period on November 30, the Fund’s average credit rating was AA-, with only 9.4% of net assets invested in non-rated securities.

In addition, we also sold some zero coupon bonds during the rally of longer-term high-grade bonds, and this also helped the Fund’s performance.

In a period of declining interest rates and rising prices for high grade fixed income securities, long-term high-grade municipal securities performed very well, even outperforming long-term Treasuries. In contrast, the difference—or spread—between the yields of higher quality and lower quality municipal bonds widened and the prices of lower-rated securities deteriorated.

At the end of November, the Fund’s average-weighted maturity was 17.8 years and duration was about 4 years.

While we tended to avoid lower-rated securities during the period, we did try to take advantage of weakness in the high yield municipal bond market to buy some securities we liked when we saw good bargains. In addition, we continued to emphasize high coupon,

EVERGREEN
High Incom e Municipal Bond Fund
Portfolio Manager Interview

callable bonds, many of which had been passing their call dates without being called back. We believe these bonds have been selling at relatively low prices relative to the yields that they generated because of the risk of being called back by their issuers before the bonds’ maturity dates. When the bonds pass their call dates without being called, investors reap the benefits of their premium yields. At the end of the period, about 85% of net assets were invested in callable bonds. Our emphasis on callable bonds has enabled us to have a relatively high-yielding portfolio without taking on the credit risks of lower-rated high yield bonds.

PORTFOLIO QUALITY
(as a percentage of 11/30/2000 portfolio assets)

Did you emphasize any particular sectors in the municipal bond market?

Our strategy is a bottom-up process that emphasizes security selection over sector selection. We focus on the risk/reward characteristics of each security and constantly evaluate bonds in terms of their upside potential and downside protection. We kept the Fund well diversified, with 328 different positions in the portfolio. The Fund’s largest position, Allegheny Health Care, accounted for just 4% of net assets.

At the end of the fiscal period on November 30, 2000, the largest sector weightings as percentages of net assets included: housing, at 19%; health care, including hospitals, at 18% of net assets; industrial development bonds, at 13%; and education, at 7%.

PORTFOLIO COMPOSITION
(as a percentage of 11/30/2000 portfolio assets)

What is your investment outlook?

Just as predictions of a slowing of economic growth have led to a crunch in taxable, high-yield corporate bonds, high-yield municipal bonds also may experience some problems.

We believe economic growth may continue to decline, and the economy may even enter a recession. If this happens, we believe that the difference in the yields between high-quality and low-quality municipal securities will continue to widen, and the prices of low-rated securities will continue to weaken.

We intend to maintain an emphasis on high-quality securities, but will look for opportunities in lower-quality bonds that we think offer good security or downside protection. Because the Fund has a high-quality emphasis, the portfolio is very liquid and can be easily traded. This gives us the flexibility to move into lower-quality securities that we think have attractive prices and yet offer me downside protection. We will try to take advantage of these opportunities.

EVERGREEN
Municipal Bond Fund
Fund at a Glance as of November 30, 2000

CURRENT INVESTMENT STYLE[1]

1 Source: 2000 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in load, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes A, C and Y prior to their inception is based on the performance of Class B, the original class offered. These historical returns for Classes A and Y have been adjusted to eliminate the effect of the higher 12b-1 fees applicable to Class B. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class Y does not pay a 12b-1 fee. If these fees had not been eliminated, returns for classes A and Y would have been lower. Returns reflect expense limits previously in effect, without which returns would have been lower.

Class Y shares are only offered to persons who owned Class Y shares of an Evergreen Fund on or before 12/31/1994; certain institutional investors; and investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor’s affiliates).

The Fund’s investment objective is non-fundamental and may be changed without the vote of the Fund’s shareholders.

The Fund’s yield will fluctuate, and there can be no guarantee that the Fund will achieve its objective or any particular tax-exempt yield. Income may be subject to federal alternative minimum tax.

U.S. government guarantees apply only to the underlying securities of the Fund’s portfolio and not to the Fund’s shares.

Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

All data is as of November 30, 2000 and is subject to change.

PERFORMANCE AND RETURNS[2]
Portfolio Inception Date: 1/19/1978	Class A	Class B	Class C	Class Y
Class Inception Date	1/20/1998	1/19/1978	1/26/1998	4/30/1999

Average Annual Returns*

6 months with sales charge	1.49%	1.09%	4.09%	n/a

6 months w/o sales charge	6.49%	6.09%	6.09%	6.63%

1 year with sales charge	0.72%	0.02%	3.02%	n/a

1 year w/o sales charge	5.81%	5.02%	5.02%	6.08%

5 years	2.67%	2.97%	2.91%	3.95%

Since Portfolio Inception	6.68%	6.41%	6.18%	7.11%

Maximum Sales Charge	4.75%	5.00%	2.00%	n/a
	Front End	CDSC	CDSC

30-day SEC Yield	4.64%	4.13%	4.13%	5.13%

Tax Equivalent Yield**	7.68%	6.84%	6.84%	8.49%

6-month distributions per share	$0.17	$0.15	$0.15	$0.18

*	Adjusted for maximum applicable sales charge.
**	Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen Municipal Bond Fund, Class B2 , versus a similar investment in the Lehman Brothers Municipal Bond Index (LBMBI) and the Consumer Price Index (CPI).

The LBMBI is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

EVERGREEN
Municipal Bond Fund
Portfolio Manager Interview

How did the Fund perform?

For the six-month period ended November 30, 2000, the Evergreen Municipal Bond Fund Class B shares had a return of 6.09%, before the deduction of any applicable sales charges. During the same period, the average return of general municipal bond funds was 6.58%, according to Lipper Inc., an independent monitor of mutual fund performance. The Lehman Brothers Municipal Bond Index returned 7.08%.

Portfolio
Characteristics

(as of 11/30/2000)

Total Net Assets	$972,569,789

Average Credit Quality	AA

Average Maturity	15.3 years

Average Duration	8.0 years

What was the environment like during the period?

The six months were a positive period for high-quality municipal bonds. As the perception grew that economic growth was slowing, interest rates began to drop and the prices of higher quality bonds tended to rise. In the municipal bond market, the supply/demand forces also worked in support of the prices of high-quality securities. For the second year in a row, supply was limited as new issuance of municipal bonds declined. At the same time, demand increased as individual investors started to worry about the increasing volatility in the stock market and sought out the tax-advantaged income and values they could find in the municipal bond market.

PORTFOLIO COMPOSITION
(as a percentage of 11/30/2000 portfolio assets)

What have been your strategies since taking responsibility for theFund’s portfolio management in September?

We moved to improve the overall credit quality outlook and structure of the portfolio, enhance the Fund’s dividend, and increase total return potential in an environment of declining interest rates.

We removed from the portfolio securities that we thought had poor credit outlooks and replaced them with bonds which we believe have better outlooks. We also upgraded the structure of the portfolio, which had consisted of many smaller positions as a result of a series of mergers in which the portfolios of smaller funds had been incorporated in this Fund. We have restructured the portfolio to emphasize large blocks of bigger positions in municipal bonds with potentially improving credit outlooks.

As we have done this, we have de-emphasized industrial development and pollution control bonds, while adding housing bonds and school district bonds from Texas, which have been backed by a special state fund that give them the equivalent of AAA credit ratings.

EVERGREEN
Municipal Bond Fund
Portfolio Manager Interview

Average credit quality of the portfolio on November 30 was AA, with 57.9% of the Fund’s portfolio assets invested in AAA-rated securities.

We also engaged in tax-loss harvesting to improve the distribution yield of the portfolio. As we sold bonds that had lower yields at the time of acquisition, we have also created tax-loss carryovers that have the potential to offset capital gains by the Fund during the succeeding eight years. This strategy may potentially improve the Fund’s after-tax returns for shareholders.

Finally, we have improved the convexity of the overall portfolio, which may increase the Fund’s total return potential as interest rates fall. As we have done this, we also have added to the Fund’s duration, or sensitivity to changes in interest rates. The Fund’s duration stood at about 8 years on November 30, while average maturity was 15.3 years.

As we have implemented these changes, the relative performance of the Fund has continued to improve markedly, rising close to the median in its Lipper group.

PORTFOLIO QUALITY
(as a percentage of 11/30/2000 portfolio assets)

What is your outlook?

We believe the favorable environment for municipal bond investing should continue.

As we enter 2001, we are seeing signs of a slowing economy, stable or declining interest rates, and a limited supply of new municipal bonds. At the same time, investors appear worried about volatility in the stock market. Demand for municipal bonds and municipal bond funds has increased.

In this environment, we are likely to continue to emphasize high-quality, long-term municipal bonds that have strong potential to continue to deliver good total returns.

EVERGREEN
Short-Interme diate Municipal Bond Fund
Fund at a Glance as of November 30, 2000

CURRENT INVESTMENT STYLE[1]

1 Source: 2000 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in load, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes A and B prior to their inception is based on the performance of Class Y, the original class offered. These historical returns for Classes A and B have not been adjusted to reflect the effect of each class' 12b-1 fees. These fees are 0.10% for Class A and 1.00% for Class B. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns would have been lower. Returns reflect expense limits previously in effect, without which returns would have been lower.

Class Y shares are only offered to persons who owned Class Y shares of an Evergreen Fund on or before 12/31/1994; certain institutional investors; and investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor’s affiliates).

The Fund’s investment objective is non-fundamental and may be changed without the vote of the Fund’s shareholders.

Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

The Fund’s yield will fluctuate, and there can be no guarantee that the Fund will achieve its objective or any particular tax-exempt yield. Income may be subject to federal alternative minimum tax.

All data is as of November 30, 2000 and is subject to change.

PERFORMANCE AND RETURNS[2]
Portfolio Inception Date: 11/18/1991	Class A	Class B	Class Y
Class Inception Date	1/5/1995	1/5/1995	7/17/1991

Average Annual Returns*

6 months with sales charge	0.03%	-2.04%	n/a

6 months w/o sales charge	3.42%	2.96%	3.47%

1 year with sales charge	0.74%	-1.81%	n/a

1 year w/o sales charge	4.11%	3.18%	4.22%

5 years	2.96%	2.36%	3.76%

Since Portfolio Inception	4.05%	3.84%	4.51%

Maximum Sales Charge	3.25%	5.00%	n/a
	Front End	CDSC

30-day SEC Yield	4.51%	3.75%	4.76%

Tax Equivalent Yield**	7.47%	6.21%	7.88%

6-month distributions per share	$0.22	$0.18	$0.23

*	Adjusted for maximum applicable sales charge.
**	Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen Short-Intermediate Municipal Bond Fund, Class Y shares2 , versus a similar investment in the Lehman Brothers 3 Year Municipal Bond Index (LB3YMBI) and the Consumer Price Index (CPI).

The LB3YMBI is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

EVERGREEN
Short-Interme diate Municipal Bond Fund
Portfolio Manager Interview

How did the Fund perform?

The Fund successfully delivered above-average tax-advantaged income with a relatively stable price, or net asset value. For the six-month period ended November 30, 2000, Evergreen Short-Intermediate Municipal Bond Fund Class Y shares returned 3.47%, before the deduction of any applicable sales charges. During the same period, the average return of short-intermediate municipal bond funds was 3.93%, according to Lipper Inc., an independent monitor of mutual fund performance. The Lehman Brothers 3-Year Municipal Bond Index returned 3.89% during the same six months.

During the period, the Fund’s yield consistently was well above that of the average for the Lipper peer group. While the Fund lagged the Lipper group and the Lehman Brothers index in total return, the Fund nevertheless delivered higher income relative to competitors. Our goal is to generate above-average income and a stable price, or net asset value (NAV).

Portfolio
Characteristics

(as of 11/30/2000)

Total Net Assets	$151,796,835

Average Credit Quality	AA

Average Maturity	4.1 years

Average Duration	3.0 years

What factors affected performance during the period?

In general, yields on most municipal securities fell during the period. Yields of shorter-term municipal securities tended to decline by between 0.30% and 0.50%, or between 30 and 50 basis points. This environment does not favor our style of investing, which performs best in environments of either stable or rising interest rates.

The overall economy continued to be healthy, which helped generate strong tax receipts of municipalities and reduced the need for the issuance of new municipal securities. New supply of municipal bonds in 2000 was 20% less than in 1999. In this environment, high coupon, shorter duration bonds were in short supply but high demand.

Demand for municipal securities increased toward the end of the six-month period because of uncertainties about the outcome of the presidential election and the weakening equity market. Investors sought out the municipal bond market because of its tax-advantaged income and its relative stability. This rising demand contributed to the downward pressures on municipal bond yields, as did the growing anticipation that economic growth might be slowing and the Federal Reserve Board would begin easing the money supply by lowering short-term rates.

PORTFOLIO QUALITY
(as a percentage of 11/30/2000 portfolio assets)

What strategies did you pursue?

In an environment in which lower quality securities did not perform well, we tried to get yield from structure of securities, rather than from lower quality. For example, we invested in short-to-intermediate securities that potentially could be called back by investors before their maturity date. Because of these call features, the securities typically would provide greater yields than those that cannot be called away before maturity. As we sought yield, we also lengthened the interest rate sensitivity of the portfolio.

EVERGREEN
Short-Interme diate Municipal Bond Fund
Portfolio Manager Interview

During the six months, average maturity rose from 3.4 years to 4.1 years, and average duration rose from 2.7 years to 3.0 years.

Overall, credit quality improved slightly. Average credit quality was A+ at the start of the period and AA at the end of the period.

During the six months, we slightly increased our allocations to student loan securities to pick up some yield from higher quality securities. Industrial development revenue bonds, which can pose greater credit risks, were reduced from 16.9% of net assets to 10.8%.

PORTFOLIO COMPOSITION
(as a percentage of 11/30/2000 portfolio assets)

What is your outlook?

In the shorter-term, interest rates are more likely to move down than up. The supply of municipal securities remains relatively tight, while demand has increased and may increase even further early in 2001. Any easing of monetary policy by the Federal Reserve Board would only contribute to the downward move in yields.

We intend to remain consistent and maintain overall strategy, emphasizing higher coupon, shorter duration securities that may provide generous income and stable prices with as little credit risk as possible.

EVERGREEN
High Grade Municipal Bond Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended November 30, 2000 (Unaudited)	Year Ended May 31,				Year Ended August 31,
		2000	1999	1998	1997 (a)	1996	1995 (b)

CLASS A SHARES

Net asset value, beginning of period	$ 9.99	$ 11.01	$ 11.36	$ 10.89	$ 10.72	$ 10.69	$ 9.79

Income from investment operations

Net investment income	0.24	0.48	0.48	0.47	0.37	0.52	0.34

Net realized and unrealized gains or losses on securities	0.47	(0.87)	(0.08)	0.48	0.17	0.03	0.90

Total from investment operations	0.71	(0.39)	0.40	0.95	0.54	0.55	1.24

Distributions to shareholders from

Net investment income	(0.24)	(0.48)	(0.48)	(0.48)	(0.37)	(0.52)	(0.34)

Net realized gains	0	(0.15)	(0.27)	0	0	0	0

Total distributions to shareholders	(0.24)	(0.63)	(0.75)	(0.48)	(0.37)	(0.52)	(0.34)

Net asset value, end of period	$ 10.46	$ 9.99	$ 11.01	$ 11.36	$ 10.89	$ 10.72	$ 10.69

Total return*	7.16%	(3.54%)	3.62%	8.88%	5.13%	5.21%	12.83%

Ratios and supplemental data

Net assets, end of period (thousands)	$51,575	$53,303	$63,018	$64,526	$45,814	$50,569	$58,751

Ratios to average net assets
Expenses‡	1.03%†	0.96%	0.95%	1.09%	1.11%†	1.09%	1.09%†

Net investment income	4.55%†	4.61%	4.26%	4.25%	4.60%†	4.78%	4.93%†

Portfolio turnover rate	14%	108%	79%	127%	114%	65%	27%

	Six Months Ended November 30, 2000 (Unaudited)	Year Ended May 31,				Year Ended August 31,
		2000	1999	1998	1997 (a)	1996	1995 (b)

CLASS B SHARES

Net asset value, beginning of period	$ 9.99	$ 11.01	$ 11.36	$ 10.89	$ 10.72	$ 10.69	$ 9.79

Income from investment operations

Net investment income	0.20	0.40	0.40	0.39	0.31	0.44	0.29

Net realized and unrealized gains or losses on securities	0.47	(0.87)	(0.08)	0.48	0.17	0.03	0.90

Total from investment operations	0.67	(0.47)	0.32	0.87	0.48	0.47	1.19

Distributions to shareholders from

Net investment income	(0.20)	(0.40)	(0.40)	(0.40)	(0.31)	(0.44)	(0.29)

Net realized gains	0	(0.15)	(0.27)	0	0	0	0

Total distributions to shareholders	(0.20)	(0.55)	(0.67)	(0.40)	(0.31)	(0.44)	(0.29)

Net asset value, end of period	$ 10.46	$ 9.99	$ 11.01	$ 11.36	$ 10.89	$ 10.72	$ 10.69

Total return*	6.76%	(4.27%)	2.85%	8.07%	4.55%	4.42%	12.27%

Ratios and supplemental data

Net assets, end of period (thousands)	$38,249	$39,566	$32,088	$32,822	$31,874	$32,221	$34,206

Ratios to average net assets
Expenses‡	1.78%†	1.72%	1.70%	1.84%	1.86%†	1.84%	1.84%†

Net investment income	3.80%†	3.89%	3.52%	3.51%	3.85%†	4.03%	4.18%†

Portfolio turnover rate	14%	108%	79%	127%	114%	65%	27%

(a)	For the nine months ended May 31, 1997. The fund changed its fiscal year from August 31 to May 31, effective May 31,1997.
(b)	For the eight months ended August 31, 1995. The fund changed its fiscal year end from December 31 to August 31, effective August 31, 1995.
*	Excluding applicable sales charges.
‡	The ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
†	Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
High Grade Municipal Bond Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended November 30, 2000 (Unaudited)	Year Ended May 31,
		2000	1999 (a) #

CLASS C SHARES

Net asset value, beginning of period	$ 9.99	$11.01	$11.14

Income from investment operations

Net investment income	0.20	0.40	0.03

Net realized and unrealized gains or losses on securities	0.47	(0.87)	(0.13)

Total from investment operations	0.67	(0.47)	(0.10)

Distributions to shareholders from

Net investment income	(0.20)	(0.40)	(0.03)

Net realized gains	0	(0.15)	0

Total distributions to shareholders	(0.20)	(0.55)	(0.03)

Net asset value, end of period	$10.46	$ 9.99	$11.01

Total return*	6.76%	(4.27%)	(0.86%)

Ratios and supplemental data

Net assets, end of period (thousands)	$1,592	$1,620	$ 1

Ratios to average net assets
Expenses‡	1.78%†	1.72%	1.66%†

Net investment income	3.79%†	3.92%	3.71%†

Portfolio turnover rate	14%	108%	79%

	Six Months Ended November 30, 2000 (Audited)	Year Ended May 31,				Year Ended August 31,
		2000	1999	1998	1997 (b)	1996	1995 (c)

CLASS Y SHARES

Net asset value, beginning of period	$ 9.99	$ 11.01	$ 11.36	$ 10.89	$ 10.72	$ 10.69	$ 9.79

Income from investment operations

Net investment income	0.25	0.50	0.51	0.51	0.39	0.55	0.36

Net realized and unrealized gains or losses on securities	0.47	(0.87)	(0.08)	0.47	0.17	0.03	0.90

Total from investment operations	0.72	(0.37)	0.43	0.98	0.56	0.58	1.26

Distributions to shareholders from

Net investment income	(0.25)	(0.50)	(0.51)	(0.51)	(0.39)	(0.55)	(0.36)

Net realized gains	0	(0.15)	(0.27)	0	0	0	0

Total distributions to shareholders	(0.25)	(0.65)	(0.78)	(0.51)	(0.39)	(0.55)	(0.36)

Net asset value, end of period	$ 10.46	$ 9.99	$ 11.01	$ 11.36	$ 10.89	$ 10.72	$ 10.69

Total return	7.29%	(3.30%)	3.88%	9.15%	5.32%	5.47%	13.02%

Ratios and supplemental data

Net assets, end of period (thousands)	$20,151	$19,121	$22,264	$24,976	$24,441	$25,112	$25,079

Ratios to average net assets
Expenses‡	0.78%†	0.71%	0.70%	0.84%	0.86%†	0.84%	0.84%†

Net investment income	4.80%†	4.86%	4.51%	4.51%	4.85%†	5.03%	5.18%†

Portfolio turnover rate	14%	108%	79%	127%	114%	65%	27%

(a)	For the period from April 30, 1999 (commencement of class operations) to May 31, 1999.
(b)	For the three months ended March 31, 1997. The Fund changed its fiscal year end from August 31 to May 31, effective May 31, 1997.
(c)	For the eight months ended August 31, 1995. The Fund changed its fiscal year end from December 31 to August 31, effective August 31, 1995.
#	Net investment income is based on average shares outstanding during the period.
*	Excluding applicable sales charges.
‡	The ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
†	Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
High Income Municipal Bond Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended November 30, 2000 (Unaudited)	Year Ended May 31, 2000 (b)	Year Ended September 30,
			1999	1998	1997	1996	1995 (c)

CLASS A SHARES (a)

Net asset value, beginning of period	$ 8.34	$ 8.66	$ 9.19	$ 9.22	$ 9.15	$ 9.19	$ 8.90

Income from investment operations

Net investment income	0.24	0.32	0.47	0.54	0.57	0.61	0.40

Net realized and unrealized gains or losses on securities	0.20	(0.27)	(0.52)	0.04	0.11	(0.05)	0.30

Total from investment operations	0.44	0.05	(0.05)	0.58	0.68	0.56	0.70

Distributions to shareholders from

Net investment income	(0.25)	(0.37)	(0.48)	(0.56)	(0.59)	(0.54)	(0.40)

Net realized gains	0	0	0	(0.05)	(0.02)	(0.06)	(0.01)

Total distributions to shareholders	(0.25)	(0.37)	(0.48)	(0.61)	(0.61)	(0.60)	(0.41)

Net asset value, end of period	$ 8.53	$ 8.34	$ 8.66	$ 9.19	$ 9.22	$ 9.15	$ 9.19

Total return*	5.29%	0.58%	(0.61%)	6.53%	7.66%	6.33%	7.93%

Ratios and supplemental data

Net assets, end of period (thousands)	$148,743	$133,552	$174,441	$243,878	$92,020	$44,828	$45,461

Ratios to average net assets
Expenses‡	0.90%†	1.03%†	1.06%	1.04%	1.26%	1.36%	1.43%†

Net investment income	5.62%†	5.75%†	5.30%	5.37%	6.60%	6.64%	5.95%†

Portfolio turnover rate	37%	30%	73%	126%	113%	107%	128%

	Six Months Ended November 30, 2000 (Unaudited)	Year Ended May 31, 2000 (b)	Year Ended September 30,
			1999	1998	1997	1996	1995

CLASS B SHARES (a)

Net asset value, beginning of period	$ 8.31	$ 8.63	$ 9.16	$ 9.19	$ 9.12	$ 9.17	$ 9.09

Income from investment operations

Net investment income	0.21	0.28	0.41	0.49	0.53	0.54	0.48

Net realized and unrealized gains or losses on securities	0.21	(0.28)	(0.53)	0.02	0.08	(0.05)	0.10

Total from investment operations	0.42	0	(0.12)	0.51	0.61	0.49	0.58

Distributions to shareholders from

Net investment income	(0.22)	(0.32)	(0.41)	(0.49)	(0.52)	(0.48)	(0.49)

Net realized gains	0	0	0	(0.05)	(0.02)	(0.06)	(0.01)

Total distributions to shareholders	(0.22)	(0.32)	(0.41)	(0.54)	(0.54)	(0.54)	(0.50)

Net asset value, end of period	$ 8.51	$ 8.31	$ 8.63	$ 9.16	$ 9.19	$ 9.12	$ 9.17

Total return*	5.03%	0.01%	(1.39%)	5.74%	6.89%	5.51%	6.64%

Ratios and supplemental data

Net assets, end of period (thousands)	$177,499	$175,826	$228,440	$255,300	$132,934	$109,488	$126,727

Ratios to average net assets
Expenses‡	1.65%†	1.79%†	1.82%	1.80%	2.02%	2.10%	2.14%

Net investment income	4.89%†	5.01%†	4.54%	4.62%	5.87%	5.89%	5.37%

Portfolio turnover rate	37%	30%	73%	126%	113%	107%	128%

(a)
On March 17, 2000, The Evergreen Tax-Free High Income Fund acquired the net assets of the Davis Tax-Free High Income Fund, Inc. The Davis Tax-Free High Income Fund, Inc. was the accounting and performance survivor in this transaction. The above financial highlights for the periods prior to March 17, 2000 are those of the Davis Tax-Free High Income Fund, Inc.

(b)	For the eight months ended May 31, 2000, the Fund changed its fiscal year end from September 30 to May 31, effective May 31, 2000.
(c)	For the period from December 1, 1994 (commencement of class operations) to September 30, 1995.
*	Excluding applicable sales charges.
‡	The ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
†	Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
High Income Municipal Bond Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended November 30, 2000 (Unaudited)	Year Ended May 31, 2000 (b)	Year Ended September 30,
			1999	1998	1997 (c)

CLASS C SHARES (a)

Net asset value, beginning of period	$ 8.37	$ 8.69	$ 9.22	$ 9.25	$ 9.20

Income from investment operations

Net investment income	0.21	0.28	0.42	0.49	0.04

Net realized and unrealized gains or losses on securities	0.20	(0.28)	(0.54)	0.03	0.03

Total from investment operations	0.41	0	(0.12)	0.52	0.07

Distributions to shareholders from

Net investment income	(0.22)	(0.32)	(0.41)	(0.50)	(0.02)

Net realized gains	0	0	0	(0.05)	0

Total distributions to shareholders	(0.22)	(0.32)	(0.41)	(0.55)	(0.02)

Net asset value, end of period	$ 8.56	$ 8.37	$ 8.69	$ 9.22	$ 9.25

Total return*	4.89%	0.05%	(1.34%)	5.74%	0.77%

Ratios and supplemental data

Net assets, end of period (thousands)	$38,791	$32,942	$41,642	$36,594	$2,430

Ratios to average net assets
Expenses‡	1.65%†	1.77%†	1.83%	1.77%	2.03%†

Net investment income	4.87%†	5.02%†	4.53%	4.65%	5.85%†

Portfolio turnover rate	37%	30%	73%	126%	113%

	Six Months Ended November 30, 2000 (Unaudited)	Year Ended May 31, 2000 (b)	Year Ended September 30,
			1999	1998 (d)

CLASS Y SHARES (a)

Net asset value, beginning of period	$ 8.33	$ 8.66	$ 9.19	$9.20

Income from investment operations

Net investment income	0.28	0.33	0.48	0.54

Net realized and unrealized gains or losses on securities	0.18	(0.28)	(0.52)	0.03

Total from investment operations	0.46	0.05	(0.04)	0.57

Distributions to shareholders from

Net investment income	(0.26)	(0.38)	(0.49)	(0.53)

Net realized gains	0	0	0	(0.05)

Total distributions to shareholders	(0.26)	(0.38)	(0.49)	(0.58)

Net asset value, end of period	$ 8.53	$ 8.33	$ 8.66	$9.19

Total return	5.56%	0.63%	(0.51%)	6.34%

Ratios and supplemental data

Net assets, end of period (thousands)	$ 702	$ 189	$1,292	$883

Ratios to average net assets
Expenses‡	0.66%†	0.83%†	0.93%	0.93%†

Net investment income	5.95%†	5.95%†	5.43%	5.49%†

Portfolio turnover rate	37%	30%	73%	126%

(a)
On March 17, 2000, the Evergreen Tax-Free High Income Fund acquired the net assets of the Davis Tax-Free High Income Fund Inc. The Davis Tax-Free High Income Fund Inc. was the accounting and performance survivor in this transaction. The above financial highlights for the periods prior to March 17, 2000 are those of the Davis Tax-Free High Income Fund Inc.

(b)	For the eight months ended May 31, 2000. The Fund changed its fiscal year end from September 30 to May 31, effective May 31, 2000.
(c)	For the period from August 18, 1997 (commencement of class operations) to September 30, 1997.
(d)	For the period from October 6, 1997 (commencement of class operations) to September 30, 1998.
*	Excluding applicable sales charges.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
†	Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Municipal Bond Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended November 30, 2000 (Unaudited)	Year Ended May 31,
		2000	1999 #	1998 (a) #

CLASS A SHARES

Net asset value, beginning of period	$ 6.70	$ 7.48	$ 7.78	$ 7.91

Income from investment operations

Net investment income	0.17	0.35	0.34	0.13

Net realized and unrealized gains or losses on securities	0.26	(0.74)	(0.07)	(0.13)

Total from investment operations	0.43	(0.39)	0.27	0

Distributions to shareholders from

Net investment income	(0.17)	(0.35)	(0.34)	(0.13)

Net realized gains	0	(0.04)	(0.23)	0

Total distributions to shareholders	(0.17)	(0.39)	(0.57)	(0.13)

Net asset value, end of period	$ 6.96	$ 6.70	$ 7.48	$ 7.78

Total return*	6.49%	(5.29%)	3.64%	0.04%

Ratios and supplemental data

Net assets, end of period (thousands)	$872,996	$899,427	$1,099,718	$1,243,327

Ratios to average net assets
Expenses‡	0.85%†	0.87%	0.85%	0.93%†

Net investment income	4.88%†	4.97%	4.49%	4.69%†

Portfolio turnover rate	35%	86%	90%	77%

	Six Months Ended November 30, 2000 (Unaudited)	Year Ended May 31,			Year Ended December 31,
		2000 #	1999 #	1998 (b) #	1997	1996	1995

CLASS B SHARES

Net asset value, beginning of period	$ 6.70	$ 7.48	$ 7.78	$ 7.82	$ 7.71	$ 7.86	$ 7.10

Income from investment operations

Net investment income	0.15	0.30	0.29	0.12	0.38	0.41	0.41

Net realized and unrealized gains or losses on securities	0.26	(0.74)	(0.07)	(0.03)	0.23	(0.17)	0.74

Total from investment operations	0.41	(0.44)	0.22	0.09	0.61	0.24	1.15

Distributions to shareholders from

Net investment income	(0.15)	(0.30)	(0.29)	(0.13)	(0.40)	(0.39)	(0.39)

Net realized gains	0	(0.04)	(0.23)	0	(0.10)	0	0

Total distributions to shareholders	(0.15)	(0.34)	(0.52)	(0.13)	(0.50)	(0.39)	(0.39)

Net asset value, end of period	$ 6.96	$ 6.70	$ 7.48	$ 7.78	$ 7.82	$ 7.71	$ 7.86

Total return*	6.09%	(6.00%)	2.86%	1.15%	8.15%	3.15%	16.61%

Ratios and supplemental data

Net assets, end of period (thousands)	$53,935	$54,673	$78,169	$124,664	$1,375,730	$1,557,886	$1,204,468

Ratios to average net assets
Expenses‡	1.60%†	1.62%	1.60%	1.26%†	0.96%	0.87%	0.95%

Net investment income	4.13%†	4.22%	3.74%	4.32%†	4.97%	5.34%	5.41%

Portfolio turnover rate	35%	86%	90%	77%	126%	69%	56%

(a)	For the period from January 20, 1998 (commencement of class operations) to May 31, 1998.
(b)	For the five months ended May 31, 1998. The Fund changed its fiscal year end from December 31 to May 31, effective May 31, 1998.
#	Net investment income is based on average shares outstanding during the period.
*	Excluding applicable sales charges.
‡	The ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
†	Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Municipal Bond Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended November 30, 2000 (Unaudited)	Year Ended May 31,
		2000	1999 #	1998 (a) #

CLASS C SHARES

Net asset value, beginning of period	$ 6.70	$ 7.48	$ 7.78	$ 7.85

Income from investment operations

Net investment income	0.15	0.29	0.29	0.11

Net realized and unrealized gains or losses on securities	0.26	(0.73)	(0.07)	(0.07)

Total from investment operations	0.41	(0.44)	0.22	0.04

Distributions to shareholders from

Net investment income	(0.15)	(0.30)	(0.29)	(0.11)

Net realized gains	0	(0.04)	(0.23)	0

Total distributions to shareholders	(0.15)	(0.34)	(0.52)	(0.11)

Net asset value, end of period	$ 6.96	$ 6.70	$ 7.48	$ 7.78

Total return*	6.09%	(6.00%)	2.87%	0.46%

Ratios and supplemental data

Net assets, end of period (thousands)	$44,698	$46,580	$6,899	$7,708

Ratios to average net assets
Expenses‡	1.60%†	1.59%	1.60%	1.68%†

Net investment income	4.13%†	4.24%	3.75%	3.94%†

Portfolio turnover rate	35%	86%	90%	77%

	Six Months Ended November 30, 2000 (Unaudited)	Year Ended May 31,
		2000	1999 (b) #

CLASS Y SHARES

Net asset value, beginning of period	$ 6.70	$ 7.48	$ 7.57

Income from investment operations

Net investment income	0.18	0.36	0.04

Net realized and unrealized gains or losses on securities	0.26	(0.73)	(0.10)

Total from investment operations	0.44	(0.37)	(0.06)

Distributions to shareholders from

Net investment income	(0.18)	(0.37)	(0.03)

Net realized gains	0	(0.04)	0

Total distributions to shareholders	(0.18)	(0.41)	(0.03)

Net asset value, end of period	$ 6.96	$ 6.70	$ 7.48

Total return	6.63%	(5.05%)	(0.79%)

Ratios and supplemental data

Net assets, end of period (thousands)	$ 942	$ 442	$ 1

Ratios to average net assets
Expenses‡	0.61%†	0.61%	0.52%†

Net investment income	5.14%†	5.32%	5.44%†

Portfolio turnover rate	35%	86%	90%

(a)	For the period from January 26, 1998 (commencement of class operations) to May 31, 1998.
(b)	For the period from April 30, 1999 (commencement of class operations) to May 31, 1999.
#	Net investment income is based on average shares outstanding during the period.
*	Excluding applicable sales charges.
‡	The ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
†	Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Short-Intermediate Municipal Bond Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended November 30, 2000 (Unaudited)	Year Ended May 31,				Year Ended August 31,
		2000	1999	1998	1997 (a)	1996	1995 (b)

CLASS A SHARES

Net asset value, beginning of period	$ 9.72	$10.12	$10.19	$10.09	$10.08	$ 10.17	$ 9.97

Income from investment operations

Net investment income	0.22	0.41	0.40	0.41	0.30	0.43	0.30

Net realized and unrealized gains or losses on securities	0.11	(0.33)	0.01	0.10	0.01	(0.09)	0.20

Total from investment operations	0.33	0.08	0.41	0.51	0.31	0.34	0.50

Distributions to shareholders from

Net investment income	(0.22)	(0.41)	(0.40)	(0.41)	(0.30)	(0.43)	(0.30)

Net realized gains	0	(0.07)	(0.08)	0	0	0	0

Total distributions to shareholders	(0.22)	(0.48)	(0.48)	(0.41)	(0.30)	(0.43)	(0.30)

Net asset value, end of period	$ 9.83	$ 9.72	$10.12	$10.19	$10.09	$ 10.08	$10.17

Total return*	3.42%	0.77%	4.09%	5.11%	3.08%	3.37%	5.09%

Ratios and supplemental data

Net assets, end of period (thousands)	$5,709	$8,659	$7,975	$6,569	$6,072	$27,722	$6,820

Ratios to average net assets
Expenses‡	0.72%†	0.72%	0.75%	0.85%	0.96%†	1.11%	1.14%†

Net investment income	4.47%†	4.16%	3.93%	4.01%	3.94%†	4.05%	4.32%†

Portfolio turnover rate	35%	43%	65%	78%	34%	29%	80%

	Six Months Ended November 30, 2000 (Unaudited)	Year Ended May 31,				Year Ended August 31,
		2000	1999	1998	1997 (a)	1996	1995 (b)

CLASS B SHARES

Net asset value, beginning of period	$ 9.72	$10.12	$10.19	$10.10	$10.08	$10.17	$ 9.97

Income from investment operations

Net investment income	0.17	0.32	0.31	0.32	0.23	0.34	0.24

Net realized and unrealized gains or losses on securities	0.12	(0.33)	0.01	0.09	0.02	(0.09)	0.20

Total from investment operations	0.29	(0.01)	0.32	0.41	0.25	0.25	0.44

Distributions to shareholders from

Net investment income	(0.18)	(0.32)	(0.31)	(0.32)	(0.23)	(0.34)	(0.24)

Net realized gains	0	(0.07)	(0.08)	0	0	0	0

Total distributions to shareholders	(0.18)	(0.39)	(0.39)	(0.32)	(0.23)	(0.34)	(0.24)

Net asset value, end of period	$ 9.83	$ 9.72	$10.12	$10.19	$10.10	$10.08	$10.17

Total return*	2.96%	(0.14%)	3.16%	4.07%	2.49%	2.44%	4.50%

Ratios and supplemental data

Net assets, end of period (thousands)	$4,496	$4,639	$6,232	$5,790	$6,742	$7,413	$6,050

Ratios to average net assets
Expenses‡	1.61%†	1.62%	1.65%	1.74%	1.86%†	2.07%	2.26%†

Net investment income	3.54%†	3.23%	3.04%	3.11%	3.04%†	3.28%	3.50%†

Portfolio turnover rate	35%	43%	65%	78%	34%	29%	80%

(a)	For the nine months ended May 31, 1997. The Fund changed its fiscal year end from August 31 to May 31, effective May 31, 1997.
(b)	For the period from January 5, 1995 (commencement of class operations) to August 31, 1995.
*	Excluding applicable sales charges.
‡	The ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
†	Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Short-Intermediate Municipal Bond Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended November 30, 2000 (Unaudited)	Year Ended May 31,				Year Ended August 31,
		2000	1999	1998	1997 (a)	1996	1995

CLASS Y SHARES

Net asset value, beginning of period	$ 9.72	$ 10.12	$ 10.19	$ 10.10	$ 10.07	$ 10.17	$ 10.21

Income from investment operations

Net investment income	0.22	0.42	0.41	0.42	0.30	0.43	0.46

Net realized and unrealized gains or losses on securities	0.12	(0.33)	0.01	0.09	0.03	(0.10)	(0.04)

Total from investment operations	0.34	0.09	0.42	0.51	0.33	0.33	0.42

Distributions to shareholders from

Net investment income	(0.23)	(0.42)	(0.41)	(0.42)	(0.30)	(0.43)	(0.46)

Net realized gains	0	(0.07)	(0.08)	0	0	0	0

Total distributions to shareholders	(0.23)	(0.49)	(0.49)	(0.42)	0.30	(0.43)	(0.46)

Net asset value, end of period	$ 9.83	$ 9.72	$ 10.12	$ 10.19	$ 10.10	$ 10.07	$ 10.17

Total return	3.47%	0.87%	4.20%	5.11%	3.36%	3.30%	4.20%

Ratios and supplemental data

Net assets, end of period (thousands)	$141,592	$139,534	$160,325	$167,905	$32,293	$34,893	$40,581

Ratios to average net assets
Expenses‡	0.61%†	0.62%	0.65%	0.70%	0.86%†	0.90%	0.86%

Net investment income	4.55%†	4.23%	4.04%	4.18%	4.04%†	4.27%	4.52%

Portfolio turnover rate	35%	43%	65%	78%	34%	29%	80%

(a)	For the nine months ended May 31, 1997. The Fund changed its fiscal year end from August 31 to May 31, effective May 31, 1997.
‡	The ratio of expenses to average net assets excludes fee credits but includes fee waivers.
†	Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
High Grade Municipal Bond Fund
Schedule of Investments
November 30, 2000 (Unaudited)

	Credit Rating ∧	Principal Amount	Value

MUNICIPAL OBLIGATIONS – 98.6%

Airport – 1.9%
Allegheny Cnty., PA Arpt. Auth. RRB, Pittsburgh Intl. Arpt., 6.00%, 01/01/2015	AAA	$ 2,000,000	$ 2,090,700

Education – 1.6%
Alaska Student Loan Corp. Student Loan RB, Ser. A, 5.45%, 07/01/2016, (Insd. by AMBAC)	AAA	1,000,000	981,430
Elk Grove, CA Unified Sch. Dist. 1, Spl. Tax, Refunding, 6.50%, 12/01/2024	AAA	500,000	590,075
New York Dorm. Auth. RB, State Univ. Edl. Facs., Ser. A, 5.875%, 05/15/2011, (Insd. by AMBAC)	AAA	250,000	271,783

			1,843,288

General Obligation – Local – 26.6%
Albany Cnty., NY GO, Pub. Impt., Ser. B, 5.60%, 03/15/2014	AAA	400,000	412,160
Albuquerque, NM, Arpt. RB, Ser. A, 6.35%, 07/01/2007, (Insd. by AMBAC)	AAA	500,000	525,445
Clark Cnty., NV Sch. Dist. GO, Ser. A, 5.75%, 06/15/2011	AAA	1,000,000	1,063,360
Cook Cnty., IL GO, Refunding, Ser. A, 5.625%, 11/15/2016, (Insd. by MBIA)	AAA	1,000,000	1,022,200
Dist. of Columbia GO, Ser. B, 5.50%, 06/01/2012, (Insd. by FSA)	AAA	1,000,000	1,033,860
Fond Du Lac, WI Sch. Dist. GO, Refunding, 5.125%, 04/01/2018, (Insd. by FGIC)	A1	1,000,000	970,310
Forest Hills, OH Loc. Sch. Dist. GO, Sch. Impt., 5.70%, 12/01/2016, (Insd. by MBIA)	AAA	1,500,000	1,550,370
Fort Bend, TX Independent Sch. Dist. GO, 5.125%, 08/15/2023, (Insd. by PSF)	AAA	1,000,000	949,140
Hempstead Town, NY RB, Ser. B, 5.625%, 02/01/2015, (Insd. by FGIC)	AAA	100,000	106,911
Houston, TX Wtr. Conveyance Sys. Contract COP, Ser. H, 7.50%, 12/15/2014, (Insd. by AMBAC)	AAA	1,000,000	1,220,400
Idaho Hsg. Agcy. SFHRB, Ser C-1, 6.30%, 07/01/2011, (Insd. by FHA)	NR	525,000	534,586
Illinois Hlth. Facs. Auth. RRB, Ser. AA, 6.50%, 06/01/2012, (Insd. by MBIA)	AAA	1,750,000	1,962,852
Kansas City, MO Muni. Assist. Corp. RB, Ser. B, 5.85%, 01/15/2016	AAA	2,000,000	2,070,880
Kings Local Sch. Dist., OH GO, 7.50%, 12/01/2016, (Insd. by FGIC)	AAA	1,000,000	1,249,040
Lawrence Twnshp., IN Metropolitan Sch. Dist. GO, 6.875%, 07/05/2011, (Insd. by MBIA/IBC)	AAA	1,500,000	1,707,360
Los Angeles, CA Community Redev. Agcy. Tax Allocation, Refunding, Ser. H, 6.50%, 12/01/2016, (Insd. by FSA)	AAA	500,000	538,745
Minnesota HFA SFHRB, Ser. H, 6.70%, 01/01/2018	AA+	340,000	349,527

EVERGREEN
High Grade Municipal Bond Fund
Schedule of Investments (continued)
November 30, 2000 (Unaudited)

	Credit Rating ∧	Principal Amount	Value

MUNICIPAL OBLIGATIONS – continued

General Obligation – Local – continued
Nassau Cnty., NY GO, Combined Swr. Dist., Refunding, Ser. B, 6.00%, 05/01/2014	AAA	$ 695,000	$ 756,633
New Rochelle, NY GO, Ser. B, 6.15%, 08/15/2017, (Insd. by MBIA)	AAA	600,000	630,204
New York Urban Dev. Corp. RB, Higher Ed. Tech. Grants, 6.00%, 04/01/2010, (Insd. by MBIA)	AAA	500,000	526,830
New York Urban Dev. Corp. RRB, Correctional Facs., Ser. A, 6.50%, 01/01/2010, (Insd. by FSA)	AAA	1,000,000	1,121,600
New York, NY GO:
Ser. D, 5.375%, 08/01/2017, (Insd. by FGIC/TCRS)	AAA	1,500,000	1,504,515
Ser. G, 5.35%, 08/01/2013, (Insd. by FGIC)	AAA	1,500,000	1,530,390
Niagara Falls, NY GO, Pub. Impt.:
7.50%, 03/01/2014, (Insd. by MBIA)	AAA	500,000	617,810
7.50%, 03/01/2016, (Insd. by MBIA)	AAA	750,000	933,660
Pittsburgh, PA GO, Ser. A, 5.375%, 09/01/2014, (Insd. by FGIC)	AAA	2,505,000	2,549,389
San Jose, CA Redev. Agcy. Tax Allocation, Merged Area Redev. Proj., 6.00%, 08/01/2015, (Insd. by MBIA)	AAA	1,100,000	1,239,018
Snohomish Cnty., WA Sch. Dist. No. 015 GO, Refunding, 5.25%, 12/01/2015, (Insd. by FGIC)	AAA	1,000,000	996,920

			29,674,115

General Obligation – State – 0.9%
Minnesota GO, 5.00%, 11/01/2017	AAA	1,000,000	975,440

Hospital – 9.4%
California Hlth. Facs. Fin. Auth. RRB, Ser. A, 5.75%, 07/01/2015	AAA	1,000,000	1,047,310
Greenville Hosp. Sys. SC Hosp. Facs. RB, Ser. A, 5.75%, 05/01/2014, (Insd. by MBIA/IBC)	AAA	2,300,000	2,365,550
Illinois Hlth. Facs. Auth. RB, Sherman Hlth. Sys., 5.25%, 08/01/2017	AAA	1,000,000	974,990
Knox Cnty., TN Hlth. Edl. & Hsg. Facs. RRB, Fort Sanders Alliance, 6.25%, 01/01/2013, (Insd. by MBIA)	AAA	1,700,000	1,856,995
Oklahoma Indl. Auth. RRB, Ser. A, 6.25%, 08/15/2015, (Insd. by MBIA)	AAA	2,000,000	2,143,660
Orange Cnty., FL Hlth. Facs. Auth. RB:
Prefunded, Ser. C, 6.25%, 10/01/2016, (Insd. by MBIA)	AAA	610,000	679,186
Unrefunded, Ser. C, 6.25%, 10/01/2016, (Insd. by MBIA)	AAA	295,000	327,444
Wichita, KS Hosp. Facs. Impt. RRB, Ser. 11, 6.75%, 11/15/2019	A+	1,000,000	1,066,550

			10,461,685

EVERGREEN
High Grade Municipal Bond Fund
Schedule of Investments (continued)
November 30, 2000 (Unaudited)

	Credit Rating ∧	Principal Amount	Value

MUNICIPAL OBLIGATIONS – continued

Housing – 11.5%
California HFA Home Mtge. RB, Ser. L, 6.40%, 08/01/2027, (Insd. by MBIA)	AAA	$ 450,000	$ 468,454
California HFA MHRB, Ser. B, 6.05%, 08/01/2016, (Insd. by AMBAC and FHA)	AAA	1,000,000	1,041,310
California HFA SFHRB, Ser. A-1, Cl. 3, 5.70%, 08/01/2011	AAA	785,000	825,294
Dist. of Columbia HFA Mtge. SFHRB, Ser. B, 5.85%, 12/01/2018, (Insd. by GNMA/FNMA)	AAA	1,965,000	1,985,436
Idaho Hsg. & Fin. Assn. RB, 6.00%, 07/01/2014	NR	2,000,000	2,044,680
Massachusetts HFA SFHRB, Ser. 73, 5.90%, 12/01/2019, (Insd. by FSA)	AAA	1,500,000	1,513,350
New York HFA MHRB, Ser. B, 6.35%, 08/15/2023, (Insd. by AMBAC/HFA)	AAA	1,000,000	1,038,090
New York Mtge. Agcy. RB, Homeowner Mtge., Ser. 86, 5.95%, 10/01/2020	NR	1,000,000	1,010,210
Ohio HFA Mtge. RB, Ser. A-2, 6.625%, 03/01/2026, (Insd. by GNMA)	NR	405,000	421,516
Utah HFA SFHRB, Sr. Ser. E-1, 5.375%, 07/01/2018, (Insd. by FHA)	AAA	1,000,000	974,980
Wisconsin Hsg. & EDA RRB, Ser. E, 5.80%, 09/01/2017	AA	1,500,000	1,510,995

			12,834,315

Industrial Development Revenue – 5.4%
Illinois Dev. Fin. Auth. PCRRB, Edison Co. Proj., Ser. D, 6.75%, 03/01/2015, (Insd. by AMBAC)	AAA	3,000,000	3,246,030
Islip, NY Resources Recovery Agcy. RB, Ser. B, 7.25%, 07/01/2011, (Insd. by AMBAC)	AAA	100,000	118,044
Lehigh Cnty., PA IDA PCRRB, PA Pwr. & Light Co. Proj., Ser. B, 6.40%, 09/01/2029, (Insd. by MBIA)	AAA	1,000,000	1,048,380
Mercer Cnty., ND PCRRB, Basin Elec. Pwr. Proj., Ser. 2, 6.05%, 01/01/2019, (Insd. by AMBAC)	AAA	1,500,000	1,554,630
New York, NY IDA RB, Japan Airlines Co., 6.00%, 11/01/2015	NR	90,000	95,012

			6,062,096

Lease – 2.1%
Bakersfield, CA COP, Convention Ctr. Expansion Proj., 5.80%, 04/01/2017, (Insd. by MBIA)	AAA	500,000	523,025
New York Env. Facs. Corp. RRB, Riverbank State Park, 5.50%, 04/01/2016, (Insd. by AMBAC)	AAA	250,000	253,820
Santa Ana, CA Fin. Auth. Lease RB, Police Admin. & Hldg. Facs., Ser. A, 6.25%, 07/01/2015, (Insd. by MBIA)	AAA	300,000	345,579
Texas Public Fin. Auth. Bldg. RB, Ser. A, 5.70%, 02/01/2013, (Insd. by FSA)	AAA	1,160,000	1,212,977

			2,335,401

EVERGREEN
High Grade Municipal Bond Fund
Schedule of Investments (continued)
November 30, 2000 (Unaudited)

	Credit Rating ∧	Principal Amount	Value

MUNICIPAL OBLIGATIONS – continued

Port Authority – 1.9%
Port Auth. of NY & NJ RB, Spl. Proj. JFK Intl. Arpt. Terminal 6, 5.90%, 12/01/2017, (Insd. by MBIA)	AAA	$ 2,000,000	$ 2,088,820

Power – 8.4%
Long Island, NY Pwr. Auth. Elec. Sys. RB, 0.00%, 06/01/2015, (Insd. by FSA) (a)	AAA	1,000,000	461,740
Piedmont Muni. Pwr. Agcy. SC Elec. RRB, 5.00%, 01/01/2015, (Insd. by MBIA/IBC)	AAA	2,000,000	1,913,340
Southern CA RRB, Pub. Pwr. Auth. Transmission Proj., 0.00%, 07/01/2014, (Insd. by FGIC) (a)	AAA	1,000,000	512,580
Superior, WI Ltd. Obl. RRB, Midwest Energy, Ser. E, 6.90%, 08/01/2021, (Insd. by FGIC)	AAA	4,500,000	5,310,225
Texas Muni. Pwr. Agcy. RRB, Cap Apprec., 0.00%, 09/01/2015, (Insd. by MBIA) (a)	AAA	2,600,000	1,171,092

			9,368,977

Resource Recovery – 0.5%
Watsonville, CA Solid Wst. RB, 5.50%, 05/15/2016, (Insd. by MBIA)	AAA	500,000	515,080

Special Tax – 4.9%
George L. Smith II, GA World Congress Ctr. Auth. RB, Domed Stadium Proj., 6.00%, 07/01/2011	AAA	1,000,000	1,082,230
Metropolitan Atlanta Rapid Trans. GA Sales Tax RRB, Ser. A, 5.50%, 07/01/2016, (Insd. by MBIA)	AAA	2,500,000	2,547,975
Metropolitan Football Stadium District CO, Sales Tax RB, Ser. A, 0.00%, 01/01/2012, (Insd. by MBIA) (a)	AAA	3,225,000	1,807,774

			5,437,979

Transportation – 14.2%
Broward Cnty., FL Arpt. Sys. RB, Ser. G, 5.125%, 10/01/2016, (Insd. by AMBAC)	AAA	1,000,000	962,660
Colorado East 470 Pub. Hwy. Auth. RB, Sr. Ser. A, 5.75%, 09/01/2014, (Insd. by MBIA)	AAA	1,000,000	1,067,690
Massachusetts Port Auth. RRB, Ser. A, 5.50%, 07/01/2016, (Insd. by MBIA)	AAA	1,000,000	1,017,840
New Jersey EDA RB, Trans. Proj., Ser. A, 5.25%, 05/01/2017, (Insd. by FSA)	AAA	1,000,000	997,770
New Jersey Trans. Trust Fund Auth. RB:
Ser. A, 5.75%, 06/15/2016	AA	1,000,000	1,069,160
Trans. Sys., Ser. A, 5.75%, 06/15/2015	AA	1,000,000	1,071,470
New Jersey Transit Corp. COP, Fed. Transit Admin. Grants, Ser. A, 6.125%, 09/15/2015, (Insd. by AMBAC)	AAA	1,500,000	1,614,315
New York Thruway Auth. Svc. Contract RB:
5.75%, 04/01/2016	A	700,000	712,502
6.00%, 04/01/2011	AAA	1,000,000	1,077,350

EVERGREEN
High Grade Municipal Bond Fund
Schedule of Investments (continued)
November 30, 2000 (Unaudited)

	Credit Rating ∧	Principal Amount	Value

MUNICIPAL OBLIGATIONS – continued

Transportation – continued
Niagara, NY Frontier Auth. Arpt. RB, Greater Buffalo Intl. Arpt., Ser. A, 6.125%, 04/01/2014, (Insd. by AMBAC)	AAA	$ 100,000	$ 104,310
Port Auth. of NY & NJ RB, Ser. 97, 6.50%, 07/15/2019, (Insd. by FGIC)	AAA	500,000	528,435
Sacramento Cnty., CA Arpt. Sys. RB, Ser. A, 6.00%, 07/01/2011, (Insd. by MBIA)	AAA	1,000,000	1,074,510
Salt Lake City, UT Arpt. RB, Ser. A, 6.00%, 12/01/2012, (Insd. by FGIC)	AAA	1,000,000	1,034,400
San Francisco, CA City & Cnty. Arpt. RB, 5.50%, 05/01/2015, (Insd. by FSA)	AAA	2,000,000	2,051,640
Wisconsin Trans. RB, Unrefunded, Ser. B, 5.50%, 07/01/2022	AA-	1,500,000	1,472,055

			15,856,107

Water & Sewer – 9.3%
Brighton Township, MI Swr. Drainage Dist. GO, 5.25%, 10/01/2016, (Insd. by FSA)	AAA	1,625,000	1,624,886
Chicago, IL Wastewater Transmission RB, 2nd Lien, 6.00%, 01/01/2013, (Insd. by MBIA)	AAA	1,000,000	1,069,410
Chicago, IL Wtr. RB, Cap. Apprec., Sr. Lien, 0.00%, 11/01/2018, (Insd. by AMBAC) (a)	AAA	5,165,000	1,909,759
Detroit, MI Wtr. Supply Sys. RB, Sr. Lien, Ser. A, 5.50%, 07/01/2014, (Insd. by FGIC)	AAA	1,500,000	1,543,845
Suffolk Cnty., NY IDA Southwest Swr. Sys. RB, 6.00%, 02/01/2008, (Insd. by FGIC)	AAA	1,000,000	1,077,010
Texas Wtr. Dev. Board RB, Sr. Lien, Ser. B, 5.125%, 07/15/2018	AAA	1,000,000	972,240
Upper Trinity Regl. Wtr. Dist., Texas Wtr. RB, Ser. A, 6.00%, 08/01/2016, (Insd. by FGIC)	AAA	1,000,000	1,060,110
Wisconsin Clean Wtr. RB, Ser. 1, 6.875%, 06/01/2011	AA+	1,000,000	1,163,320

			10,420,580

Total Investments – (cost $105,008,535) – 98.6%			109,964,583
Other Assets and Liabilities – 1.4%			1,602,621

Net Assets – 100.0%			$ 111,567,204

See Combined Notes to Schedules of Investments.

EVERGREEN
High Income Municipal Bond Fund
Schedule of Investments
November 30, 2000 (Unaudited)

	Credit Rating ∧	Principal Amount	Value

MUNICIPAL OBLIGATIONS – 97.4%

Airport – 5.3%
Chicago, IL O’Hare Intl. Arpt. RB, Ser. A, 7.50%, 01/01/2016	A+	$ 1,035,000	$ 1,058,215
Hawaii Arpt. Sys. RB, Ser. 2, 7.00%, 07/01/2018	A-	10,100,000	10,395,122
Los Angeles, CA Regl. Arpt. Lease RB, 5.65%, 08/01/2017	BB	2,750,000	2,365,523
Metro Nashville, TN Arpt. Auth. RB, Ser. C, 6.60%, 07/01/2015	AAA	5,400,000	5,564,376

			19,383,236

Continuing Care Retirement Community – 5.4%
Brevard, NC Hsg. Auth. RB, Ascend Hlth. Care, Ser. A, 7.50%, 03/01/2028	NR	500,000	400,005
Carmel, IN Retirement Rental Hsg. RB, Beverly Enterprises, 8.75%, 12/01/2008	NR	450,000	474,448
Charlotte Cnty., FL IDA RB, Beverly Enterprises, 10.00%, 06/01/2011	NR	365,000	380,505
Charlotte, NC Hsg. Auth. RB, Ascend Hlth. Care, Inc., 7.50%, 03/01/2028	NR	500,000	444,290
Clarion Cnty., PA IDA RRB, Beverly Enterprises, Inc., 5.875%, 05/01/2007	NR	500,000	469,730
Columbia Cnty., PA IDA RB, Orangeville Nursing Ctr. Associates, 9.00%, 12/01/2012	NR	400,000	393,716
Connecticut Dev. Hlth. Care, RB, Independent Living Proj., 8.00%, 07/01/2017	NR	600,000	659,220
Covington Alleghany Cnty., VA RB, 9.375%, 09/01/2001	NR	65,000	65,647
Crossville, TN Hlth. & Edl. Board RB, Mtge. First Century Place, Ser. A, 7.75%, 06/01/2013	NR	500,000	509,925
Dover, TN Hlth. & Edl. Facs. RB, Wessex Corp., 9.50%, 09/01/2011	NR	270,000	270,459
Gainesville, GA Redev. Auth. RB, First Mtge. Autumn Breeze, Ser. A, 8.00%, 04/01/2026	NR	200,000	204,580
Glasgow, WV Hlth. Facs. RB, 9.50%, 09/01/2001	NR	60,000	60,651
Highlands Cnty., FL IDA RB, Beverly Enterprises FL Proj., 9.25%, 07/01/2007	NR	85,000	88,662
Illinois Edl. Facs. Auth. RB, Hospital Sisters Services, Inc., Ser. A, 5.00%, 06/01/2018	NR	7,000,000	6,482,210
Illinois Edl. Facs. Auth. RRB, 5.50%, 11/15/2019	BBB-	500,000	399,665
Kansas City, MO EDA RB, 8.00%, 12/01/2002	NR	150,000	152,159
New Hampshire Higher Edl. & Hlth. RB, 8.40%, 08/01/2011	NR	500,000	527,220
New Tazewell, TN Hlth. & Edl. RB, 10.00%, 06/01/2017	NR	420,000	421,046
Orange Cnty., FL IDA RB, 9.25%, 08/01/2010	NR	705,000	734,420
Piedmont Hlth. Dev. NC First Mtge. RRB, Nash Grove Manor, Inc., Ser. A, 8.00%, 01/01/2013	NR	500,000	500,300
Pima Cnty., AZ IDA Hlth. Care Corp. RB, 8.00%, 07/01/2013	AAA	455,000	456,128

EVERGREEN
High Income Municipal Bond Fund
Schedule of Investments (continued)
November 30, 2000 (Unaudited)

	Credit Rating ∧	Principal Amount	Value

MUNICIPAL OBLIGATIONS – continued

Continuing Care Retirement Community – continued
San Antonio, TX Hlth. Facs. RB, Development Corp., 8.25%, 12/01/2019	NR	$ 1,250,000	$ 1,274,275
Savannah, GA EDA RB, First Mtge. Coastal Care Resources, Ser. A, 7.75%, 09/01/2027	NR	1,000,000	600,000
Sayre, PA Hlth. Care Facs. Auth. RB, Rev. Hlth. Care Nursing Fac.:
7.25%, 10/01/2018	AAA	190,000	192,267
7.70%, 12/01/2015, (Insd. by AMBAC/MBIA)	AAA	750,000	750,060
Sierra Vista, AZ Dev. Auth. RRB, Sierra Vista Med. Invest., Ser. A, 8.50%, 08/01/2010	NR	500,000	510,430
Warren Cnty., PA IDA RRB, 9.00%, 11/01/2012	NR	250,000	260,982
Wataga, IL Hlth. Facs. RB, 10.00%, 09/01/2016	NR	1,000,000	720,000
Winter Garden, FL IDA RB, Beverly Enterprises, 8.75%, 07/01/2012	NR	470,000	493,434
Wisconsin Hlth. & Edl. RB, RFDF, Inc. Proj., 7.375%, 07/15/2027	NR	1,595,000	797,500

			19,693,934

Education – 6.6%
California Edl. Facs. Auth. RB, 7.00%, 03/01/2016	AAA	270,000	275,978
Chicago, IL Pub. Bldg. Commerce RB, Ser. A, 7.125%, 01/01/2015, (Insd. by MBIA)	AAA	6,115,000	6,251,609
Clark Cnty., NV School District RB, Ser. A, 6.75%, 03/01/2008	AAA	1,000,000	1,032,950
Clemson University, SC COP, 6.90%, 12/01/2007	AAA	100,000	100,187
Colorado Edl. & Cultural Facs. RB, Academy Charter School Proj., 6.25%, 12/15/2012	BBB	1,000,000	997,450
Connecticut Higher Ed. Loan RB, 7.375%, 11/15/2005	NR	585,000	586,071
Hinds Community College Dist., MS COP, Conference & Training Center Proj., 6.50%, 09/01/2014	NR	200,000	205,926
Jefferson Cnty., Sch. Dist. R001 RB, 5.00%, 06/27/2001	AAA	10,000,000	10,030,300
Massachusetts Ed. Loan Auth. RB, Ser. A, 7.65%, 01/01/2007	AA	120,000	120,242
Massachusetts Hlth. & Ed. Fac. RB, New England Sch. Law:
8.30%, 07/01/2003	A-	125,000	125,355
8.30%, 07/01/2004	A-	125,000	125,355
Missouri Sch. Boards Assn. COP, 7.375%, 03/01/2006	AAA	100,000	100,649
New York State Dormitory Auth. RB, 7.80%, 12/01/2005	AAA	1,275,000	1,306,352
Palestine, TX Independent Sch. Dist. RRB, 6.35%, 02/15/2008	AAA	250,000	250,875
Palmdale, CA Sch. Dist. COP, School Building Proj., 0.00%, 10/01/2022, (Insd. by FSA) (a)	AAA	1,580,000	465,057

EVERGREEN
High Income Municipal Bond Fund
Schedule of Investments (continued)
November 30, 2000 (Unaudited)

	Credit Rating ∧	Principal Amount	Value

MUNICIPAL OBLIGATIONS – continued

Education – continued
Pottsville, PA Sch. Dist. RB:
Ser. B, 5.10%, 09/01/2003	AAA	$ 665,000	$ 665,293
Ser. B, 5.125%, 03/01/2004	AAA	665,000	665,279
Southern IL Univ. RB, Ser. A, 0.00%, 04/01/2028, (Insd. by MBIA) (a)	AAA	2,225,000	464,202
Sumter Cnty., SC Sch. Dist. Number 2 RB, 8.125%, 04/01/2010	NR	355,000	362,874
Texas Higher Ed. Board, College RB, 7.20%, 04/01/2002	NR	80,000	82,210

			24,214,214

Escrow – 0.1%
Kansas City, KS Mtge. RB, 7.75%, 06/01/2021	AAA	420,000	426,455

General Obligation – Local – 6.6%
Aberdeen, SD GO, 6.90%, 07/01/2004	AAA	250,000	250,488
Austin, TX GO:
6.75%, 09/01/2004	AA+	150,000	150,261
7.00%, 09/01/2002	AA+	375,000	375,757
Birmingham Jefferson, AL GO:
6.70%, 09/01/2005	NR	220,000	238,916
6.75%, 09/01/2006	NR	285,000	313,973
Bolingbrook, IL GO:
Ser. B, 0.00%, 01/01/2029, (Insd. by MBIA) (a)	AAA	1,380,000	267,347
Ser. B, 0.00%, 01/01/2030, (Insd. by MBIA) (a)	AAA	2,500,000	456,825
Ser. B, 0.00%, 01/01/2031, (Insd. by MBIA) (a)	AAA	2,500,000	430,900
Ser. B, 0.00%, 01/01/2032, (Insd. by MBIA) (a)	AAA	1,500,000	243,135
Ser. B, 0.00%, 01/01/2033, (Insd. by MBIA) (a)	AAA	2,500,000	381,000
Bristol, CT GO, Water, 7.40%, 06/15/2004	AAA	100,000	101,222
Chicago, IL Board of Ed. GO, Capital Apprec. Sch.:
Ser. A, 0.00%, 12/01/2015, (Insd. by FGIC) (a)	AAA	11,225,000	4,911,499
Ser. B, 0.00%, 12/01/2014, (a)	AAA	10,000,000	4,665,100
Chicago, IL GO, 6.375%, 01/01/2004	AAA	400,000	400,580
Chicago, IL Sch. Fin. Auth. GO, Ser. B, 7.60%, 06/01/2001, (Insd. by MBIA)	AAA	250,000	253,925
Coconino & Mohave Cnty., AZ GO, 0.00%, 07/01/2002 (a)	NR	230,000	211,883
Dallas Cnty., TX Utility & Reclamation GO, 0.00%, 02/15/2014, (Insd. by MBIA) (a)	AAA	625,000	296,269
Decatur, IL GO, 6.90%, 10/01/2014	AAA	350,000	357,259
Garner, NC GO, 6.50%, 06/01/2006	A+	275,000	280,891
Hamilton Creek, CO Metro Dist. GO, 11.25%, 12/01/2004	NR	180,000	102,600
Lackawanna Cnty., PA GO, Ser. A, 5.70%, 10/01/2014	AAA	1,000,000	1,000,340
Leander, TX Independent Sch. Dist. GO, 0.00%, 08/15/2028 (a)	AAA	22,055,000	3,887,855
Louisiana Joya, TX Independent Sch. Dist. GO, 7.00%, 08/01/2002	AAA	185,000	185,355

EVERGREEN
High Income Municipal Bond Fund
Schedule of Investments (continued)
November 30, 2000 (Unaudited)

	Credit Rating ∧	Principal Amount	Value

MUNICIPAL OBLIGATIONS – continued

General Obligation – Local – continued
Mentor, OH GO, 7.15%, 12/01/2011	NR	$ 500,000	$ 516,165
Montgomery Cnty., VA GO, 6.70%, 04/01/2007	A	110,000	110,726
New Haven, CA Unified Sch. Dist. GO:
Ser. B, 0.00%, 08/01/2013, (Insd. by FGIC) (a)	AAA	650,000	335,036
Ser. B, 0.00%, 08/01/2014, (Insd. by FGIC) (a)	AAA	985,000	474,829
Ser. B, 0.00%, 08/01/2015, (Insd. by FGIC) (a)	AAA	1,200,000	545,280
Ser. B, 0.00%, 08/01/2016, (Insd. by FGIC) (a)	AAA	1,400,000	594,636
New York, NY GO, 7.00%, 08/01/2002	AAA	165,000	166,884
Tomball, TX Independent Sch. Dist. GO,
0.00%, 02/15/2013 (a)	AAA	1,000,000	426,007
Willistown Township, PA GO, 6.90%, 12/15/2014	NR	650,000	664,423
Zanesville, OH GO, Ser. A, 6.90%, 12/01/2009		665,000	672,894

			24,270,260

General Obligation – State – 0.2%
Nevada GO:
8.40%, 09/01/2001	AAA	500,000	514,850
8.50%, 09/01/2005	AAA	105,000	105,375

			620,225

Hospital – 18.1%
Albuquerque, NM Hlth. Care Sys. RB, Lovelace Med. Foundation Proj., 12.00%, 03/01/2011	NR	120,000	120,661
Allegany Cnty., MD IDRB, Morgan Manor Care Ctr., 12.45%, 02/01/2027, (Insd. by FHA)	A	745,000	858,732
Allegheny Cnty., PA Hosp. Dev. Auth. RB, Ser. B, 9.25%, 11/15/2030	B+	17,000,000	15,846,550
Belmont Cnty., OH Hlth. Sys. RB, East Ohio Regl. Hosp., 5.80%, 01/01/2018	BB	2,200,000	1,702,294
Birmingham Med. Ctr. East AL Spl. RB, Med. Cntr. East, Inc., 7.25%, 07/01/2015, (Insd. by MBIA)	AAA	3,770,000	3,777,691
Broward Cnty., Hlth. Care Facs. RB, North Beach Hosp. Proj., 7.00%, 08/15/2011, (Insd. by MBIA)	AAA	570,000	590,697
California Hlth. Facs. Financing RB:
Cnty. Program, Ser. B, 7.20%, 01/01/2012	AA-	130,000	130,253
Henry Mayo Newhall Proj., 8.00%, 10/01/2018	AA	3,980,000	3,990,746
Colorado Hlth. Facs. Auth. RB, Lutheran Med. Ctr. Proj., 7.25%, 10/01/2014	AAA	480,000	485,760
Colorado Springs, CO Hosp. RB, 6.375%, 12/15/2030	A-	1,000,000	987,450
Colquitt Cnty., GA Dev. Auth. RB:
0.00%, 12/01/2021 (a)	NR	4,280,000	1,027,542
Crittenden Cnty., AR Hosp. RB:
7.00%, 07/01/2020	BBB+	1,000,000	1,003,620
7.15%, 07/01/2025	BBB+	1,000,000	1,003,590

EVERGREEN
High Income Municipal Bond Fund
Schedule of Investments (continued)
November 30, 2000 (Unaudited)

	Credit Rating ∧	Principal Amount	Value

MUNICIPAL OBLIGATIONS – continued

Hospital – continued
Culpeper, VA IDA RRB, Med. Facs. America, Ser. A, 6.40%, 01/15/2003	AA-	$ 250,000	$ 250,460
Dade Cnty., FL Hlth. Facs. Hosp. RB, Miami Children’s Hosp., 6.875%, 08/15/2017, (Insd. by FGIC)	AAA	260,000	260,442
Delaware Cnty., PA Auth. RB, Hlth. Sys. Catholic Hlth., Ser. A, 4.875%, 11/15/2018	AAA	1,000,000	893,300
Dubuque, IA Hosp. Fac. RB, Finley Hospital Proj., 6.875%, 01/01/2012	A-	1,000,000	1,044,550
Hamilton Cnty., OH Hosp. Facs. RB:
7.00%, 01/01/2009, (Insd. by MBIA/IBC)	AAA	1,120,000	1,122,173
Houston Cnty., AL Hosp. Board RB, Southeast AL Med. Ctr. Proj., 7.625%, 04/01/2007	AAA	295,000	295,838
Illinois Edl. Facs. Auth. RRB, Silver Cross Hosp. & Med. Ctr., 5.50%, 08/15/2019	A-	1,000,000	867,230
Illinois Hlth. Facs. Auth. RB, 7.90%, 08/15/2003, (Insd. by MBIA)	AAA	346,000	346,893
Indiana Hlth. Fac. Hosp. RB, Community Hosp. Proj., 6.85%, 07/01/2022	AAA	4,125,000	4,312,811
Jacksonville, FL Hlth. Facs. Hosp. RB,
Ser. A, 8.00%, 10/01/2015	NR	460,000	427,920
Ser. B, 8.00%, 10/01/2015	NR	270,000	251,170
Lehigh Cnty., PA Gen. Purpose Auth. RB, Healtheast, Inc., Ser. A, 7.00%, 07/01/2015, (Insd. by MBIA)	AAA	370,000	378,051
Louisiana Pub. Facs. Auth. Hosp. RB, Ser. A, 7.00%, 11/01/2002, (Insd. by MBIA)	AAA	500,000	505,910
Macon Cnty., GA Med. Foundation, Inc. RRB, Flint River Community Hosp., 9.00%, 03/01/2011	NR	750,000	751,260
Madison Cnty., IN Hosp. Auth. Facs. RB, Ser. A, 8.00%, 01/01/2014, (BIG)	AAA	1,585,000	1,589,137
Maricopa Cnty., AZ Hosp. Facs. RB, 7.50%, 12/01/2013	AAA	280,000	289,139
Massachusetts Hlth. Edl. Facs. RB:
Caregroup Issue, Ser. A, 4.75%, 07/01/2020	AAA	2,000,000	1,769,680
Southcoast Hlth. Sys., Ser. A, 4.75%, 07/01/2027, (Insd. by MBIA)	NR	1,750,000	1,503,022
Minneapolis, MN Hlth., Hsg. Redev. Auth., Ser. A, 7.40%, 08/15/2011	AAA	1,000,000	1,033,640
Montgomery Cnty., OH Hosp. RB, 7.40%, 04/01/2009	AAA	515,000	519,676
New Castle, PA Area Hosp. Auth. RRB, Saint Francis Hosp., Ser. A, 6.50%, 11/15/2017	NR	160,000	128,358
New York Med. Care Facs. Fin. Agcy. RB:
7.50%, 11/01/2011	AAA	585,000	599,918
Ser. A, 8.875%, 08/15/2007	A-	675,000	689,512
Agcy. Rev., 7.40%, 11/01/2004, (Insd. by MBIA)	AAA	2,035,000	2,039,477

EVERGREEN
High Income Municipal Bond Fund
Schedule of Investments (continued)
November 30, 2000 (Unaudited)

	Credit Rating ∧	Principal Amount	Value

MUNICIPAL OBLIGATIONS – continued

Hospital – continued
New York Med. Care Facs. Fin. Agcy. RB: (continued)
Long Term Hlth. Care, Ser. B, 7.375%, 11/01/2011, (Insd. by FSA)	AAA	$ 700,000	$ 708,498
New York State Med. Care Facs. RB:
7.375%, 02/15/2019	AAA	280,000	286,168
7.75%, 02/15/2020	A	600,000	613,387
7.80%, 02/15/2019	AAA	385,000	387,325
7.875%, 08/15/2015	A-	335,000	335,774
Ser. B, 7.375%, 02/15/2014	A-	305,000	308,617
Mental Hlth Svcs., Ser. B, 7.875%, 08/15/2015	AAA	245,000	245,630
Oakland, CA Health Facs. RB, East Oakland Hlth. Ctr., Ser. A, 7.60%, 10/01/2020	A	300,000	303,711
Oklahoma Dev. Fin. Auth. RB, Hillcrest Hlth. Care Sys., Ser. A, 5.625%, 08/15/2019	B-	530,000	345,634
Oklahoma Ind. Auth. RB, Hlth. Sys. Baptist Ctr., Ser. C, 7.00%, 08/15/2003	AAA	200,000	212,702
Peninsula Port Auth., VA Hosp. RB, 8.70%, 08/01/2023, (Insd. by FHA)	AAA	500,000	536,000
Richardson, TX Hosp. Auth. RB, 5.625%, 12/01/2028	BBB+	1,000,000	801,360
River Dist., MI Community Hosp. Auth. RRB, 7.40%, 05/01/2001	NR	100,000	100,432
South Carolina Jobs Economic RB, Ebenezer Nursing, Ser. A, 6.90%, 01/20/2037	AAA	2,300,000	2,495,293
St. Petersburg, FL Hlth. Facs. Auth. RB, 7.00%, 12/01/2015, (Insd. by MBIA)	AAA	750,000	781,703
Waco, TX Health Facs. Dev. Corp. RB, Hillcrest Baptist Med. Ctr. Proj., 7.00%, 09/01/2005	AAA	160,000	163,482
Ward Cnty., ND Hlth. Care Facility RB, St. Joseph Hosp. Corp. Proj., 8.875%, 11/15/2014	AAA	900,000	1,047,411
Washington Cnty., OK Med. Auth. RB, J. Phillips Hosp., Ser. B, 6.125%, 11/01/2014	AAA	1,060,000	1,068,067
Washington Georgia Wilkes Payroll RB, Ser. A, 0.00%, 12/01/2021 (a)	NR	8,000,000	1,920,640

			66,056,987

Housing – 18.2%
Austin, TX Hsg. Fin. Corp SFMRB, 0.00%, 02/01/2016 (a)	NR	6,290,000	600,003
Battery Park City Auth., NY RB, 10.00%, 06/01/2023, (Insd. by FHA)	AAA	295,000	296,443
Beverly, WV Hsg. Corp. Mtge. RB, Beverly Manor, 11.00%, 11/15/2022, (Insd. by FHA)	NR	370,000	414,822
Broward Cnty., FL HFA RB, 0.00%, 04/01/2014 (a)	BBB	190,000	50,223
California HFA RB, Home Mtge., Ser. L, 0.00%, 02/01/2031 (a)	AAA	1,220,000	190,540
California Hsg. Fin. Agcy. RB, Ser. G, 7.25%, 08/01/2017	AA-	1,050,000	1,070,149

EVERGREEN
High Income Municipal Bond Fund
Schedule of Investments (continued)
November 30, 2000 (Unaudited)

	Credit Rating ∧	Principal Amount	Value

MUNICIPAL OBLIGATIONS – continued
Housing – continued
Cook Cnty., IL SFMRB, 0.00%, 07/01/2015 (a)	NR	$ 70,000	$ 14,722
Delaware Economic Dev. Commission RB, 9.75%, 07/20/2020, (Coll. by GNMA)	AAA	195,000	205,230
Delaware Economic Dev. MHRB, 0.00%, 12/20/2027 (a)	AAA	16,825,000	1,960,954
District of Columbia, HFA, Ser. 1, 7.75%, 09/01/2016	AAA	332,500	333,072
Duval Cnty., FL HFA SFMRB, Capital Apprec., 0.00%, 10/01/2032, (a)	NR	7,080,000	879,407
East Baton Rouge, LA SFHRB, Capital Apprec., Ser. C, 0.00%, 10/01/2030, (Coll. by GNMA/FNMA) (a)	NR	23,045,000	3,686,509
Florida Hsg. Fin. Agcy. RB:
0.00%, 07/15/2016 (a)	AA	245,000	38,793
0.00%, 07/01/2030, (Insd. by FSA) (a)	AAA	4,895,000	785,648
8.10%, 10/01/2002	NR	900,000	874,044
Capital Apprec.:
0.00%, 12/01/2029 (a)	AAA	5,545,000	869,788
0.00%, 07/01/2030, (Insd. by FSA)(a)	AAA	12,500,000	1,688,375
Georgia Res. Fin. Auth. Mtge. RB, Ser. A, 7.50%, 06/01/2017	AA+	440,000	450,028
Houston, TX Hsg. Fin. Corp. RRB, Ser. A, 8.00%, 06/01/2014	A	105,000	111,793
Illinois Hsg. Dev. Auth. MHRB, Capital Apprec., 0.00%, 07/01/2025 (a)	AAA	8,897,526	819,284
Lake Charles, LA Non-Profit Hsg. RB, Develop Corp., Ser. A, 7.875%, 02/15/2025, (Insd. by FSA)	AAA	1,385,000	1,388,490
Loma Linda, CA Collateralized RRB, Multifamily Redlands, 7.375%, 06/01/2009	AAA	785,000	786,382
Los Angeles, CA Home Mtge. RB, 8.10%, 05/01/2017, (Coll. by GNMA)	NR	230,000	232,518
Los Angeles, CA MHRB, Park Parthenia Proj., 7.30%, 07/20/2011, (Coll. by GNMA)	AAA	175,000	178,045
Los Angeles, CA MHRRB, Ser. A, 7.00%, 05/01/2006, (Coll. by FNMA)	NR	100,000	100,611
Luzerne Cnty., PA Hsg. Corp. RB, 8.125%, 12/01/2008	NR	635,000	636,194
Maine Hsg. Auth. Mtge. RB, 7.45%, 11/15/2011	AA	295,000	295,466
Manatee Cnty., FL HFA Mtge. RB, 0.00%, 10/01/2015 (a)	BBB	88,680	17,276
Manchester, NH Hsg. & Redev. Auth. RB, Capital Apprec.:
Ser. B, 0.00%, 01/01/2016, (Insd. by ACA) (a)	A	5,140,000	1,992,881
Ser. B, 0.00%, 01/01/2017, (Insd. by ACA) (a)	A	5,140,000	1,857,082
Ser. B, 0.00%, 01/01/2018, (Insd. by ACA) (a)	A	5,110,000	1,718,697
Ser. B, 0.00%, 01/01/2019, (Insd. by ACA) (a)	A	2,570,000	803,922
Ser. B, 0.00%, 01/01/2020, (Insd. by ACA) (a)	A	3,140,000	916,001
Menlo Park, CA Community Dev. Agcy. RB, 8.25%, 12/01/2028, (Insd. by FHA)	NR	2,700,000	2,774,709

EVERGREEN
High Income Municipal Bond Fund
Schedule of Investments (continued)
November 30, 2000 (Unaudited)

	Credit Rating ∧	Principal Amount	Value

MUNICIPAL OBLIGATIONS – continued

Housing – continued
Miami, FL Spl. Obl. RB, Ser. A, 7.375%, 07/01/2006, (Insd. by MBIA)	AAA	$ 260,000	$ 260,616
Michigan Hsg. SFMRB, Ser. A, 6.80%, 12/01/2012	AA+	300,000	304,809
Minnesota HFA SFHRB, Ser. A, 7.45%, 07/01/2022	AA+	820,000	836,351
Missouri Hsg. Dev. Commission RB:
7.00%, 09/15/2021, (Insd. by FHA)	AAA	365,000	369,767
7.00%, 09/15/2022, (Insd. by FHA)	AA+	410,000	415,367
8.00%, 07/01/2013	AA+	200,000	202,656
8.00%, 07/01/2017, (Insd. by FHA)	AA+	210,000	212,789
Ser. B, 0.00%, 09/01/2012, (Insd. by FHA) (a)	AA+	620,000	276,191
Mobile, AL Hsg. Assistance Corp. RRB, Ser. A, 7.625%, 08/01/2023, (Insd. by MBIA)	AAA	300,000	305,133
New Orleans, LA Hsg. Dev. Corp. RB, Tulane Avenue Proj., 7.875%, 06/01/2010	A-	315,000	316,862
Odessa, TX Hsg. Fin. Corp. RB, 0.00%, 06/01/2012 (a)	AAA	235,000	130,056
Ohio HFA SFMRB, Ser. A, 0.00%, 01/15/2015 (a)	AAA	150,000	38,415
Oklahoma Hsg. Fin. Agcy. SFHRB, Capital Apprec.:
0.00%, 03/01/2029, (Insd. by GNMA/FNMA) (a)	NR	6,150,000	1,101,711
Ser. A, 0.00%, 03/01/2029 (a)	NR	11,890,000	2,153,398
Ser. B, 0.00%, 03/01/2029 (a)	NR	4,955,000	866,035
Panhandle, TX Regl. Hsg. Fin. RB:
Ser. A, 6.625%, 03/01/2020	NR	1,000,000	988,620
Ser. A, 6.75%, 03/01/2031	NR	1,000,000	989,680
Ser. C, 8.125%, 03/01/2031	NR	1,000,000	1,008,960
Pell City, AL Spl. Care Facs. Fin. Auth. RB, Ser. A, 8.50%, 07/01/2018	NR	500,000	522,585
Pennsylvania Hsg. Fin. Agcy. RB:
Ser. A, 0.00%, 04/01/2030 (a)	AA+	11,000,000	1,860,650
Modrt Rehab, Ser. B, 9.00%, 08/01/2001, (Insd. by HUD Sect. 8)	AA	20,000	20,110
Pima Cnty., AZ MHRB, Broadway Prop. Mtg., 8.15%, 12/01/2025, (Insd. by FHA)	AA-	400,000	434,036
Rhode Island Hsg. & Mtge. Fin. RB, Homeownership Corp.:
6.75%, 10/01/2025	AA+	10,000,000	10,287,000
7.75%, 04/01/2022	AA+	15,000	15,321
Sherman, IL RB, First Mtge. Villa Vianne, Ser. A, 7.75%, 10/01/2022	NR	550,000	595,705
Tampa, FL Home Mtge. RB, 0.00%, 10/01/2014, (Insd. by FHA) (a)	BB+	2,185,000	454,283
Tarrant Cnty., TX Hsg. Fin. Corp. RB, Multifamily Hsg. Fair Oaks:
Ser. A, 6.75%, 07/01/2020	NR	500,000	502,755
Ser. A, 6.875%, 07/01/2030	A3	1,900,000	1,914,174

EVERGREEN
High Income Municipal Bond Fund
Schedule of Investments (continued)
November 30, 2000 (Unaudited)

	Credit Rating ∧	Principal Amount	Value

MUNICIPAL OBLIGATIONS – continued

Housing – continued
Texas Hsg. Agcy. Res. Dev. RB:
Ser. A, 7.60%, 07/01/2016, (Coll. by GNMA)	AA	$ 190,000	$ 194,115
Ser. A, 7.60%, 07/01/2018	AAA	110,000	112,384
University of California RB, Faculty Residential Mtge., 7.20%, 09/01/2012	A-	235,000	235,538
Utah Hsg. Fin. Agcy. RB, RHA Community Svcs. Proj., Ser. A, 6.875%, 07/01/2027	NR	1,000,000	918,700
Virginia Hsg. Dev. Auth. RB:
7.10%, 01/01/2017	AA+	600,000	618,948
Cmwlth. Mtge.:
Ser. A, 7.10%, 01/01/2022	AA+	1,000,000	1,030,510
Ser. A, 7.10%, 01/01/2025	AA+	3,000,000	3,089,940
West Virginia Hsg. Dev. Fund RB, Ser. B, 7.20%, 11/01/2020, (Insd. by FHA)	AAA	1,930,000	1,975,413
Wisconsin Hsg. & EDA RB, Home Ownership, Ser. 2, 6.875%, 09/01/2024	AA	1,025,000	1,043,911
Wood Glen, TX Hsg. Fin. Corp. RB, Mtge. Rev., Ser. A, 7.65%, 07/01/2022	AAA	1,000,000	1,023,030

			66,664,625

Industrial Development Revenue – 12.9%
Alaska Indl. Dev. & Export Auth. RB, Ser. A, 7.95%, 04/01/2010	A-	885,000	910,302
Berks Cnty., PA IDA RB, Supermarkets Gen. Corp., 10.50%, 11/01/2003	NR	1,645,000	1,549,475
Casa Grande, AZ IDA RB, 8.25%, 12/01/2015	NR	610,000	610,226
Clark Cnty., NV IDRB, Nevada Pwr. Co., Ser. B, 5.90%, 10/01/2030	BBB	945,000	828,179
Clark Cnty., NV PCRB, Southern CA Edison Co., 7.125%, 06/01/2009	A	2,000,000	2,040,120
Clark Cnty., OH IDRB, Maine Associates Proj., 8.00%, 11/01/2005	NR	385,452	370,034
Cleveland, OH Non-Tax RB, Capital Apprec. Cleveland Stadium, Ser. B, 0.00%, 12/01/2009 (a)	AAA	810,000	486,454
Delaware EDA RB, Supermarkets Gen. Corp., 10.875%, 12/01/2003, (Coll. by GNMA)	NR	830,000	790,799
Delaware State EDRB, Pollution Control, 7.15%, 07/01/2018	AAA	2,000,000	2,065,400
Fontana, CA Tax Alloc. RB, North Fontana Redev., Ser. A, 7.25%, 09/01/2020	AAA	600,000	613,338
Gulf Breeze, FL RB, 7.75%, 12/01/2015, (Insd. by FGIC/ MBIA/IBC)	AAA	555,000	556,332
Kanawha Cnty., WV IDRB, 8.00%, 08/01/2020	BBB	1,930,000	1,971,514

EVERGREEN
High Income Municipal Bond Fund
Schedule of Investments (continued)
November 30, 2000 (Unaudited)

	Credit Rating ∧	Principal Amount	Value

MUNICIPAL OBLIGATIONS – continued

Industrial Development Revenue – continued
Kentwood, MI Economic Dev. Corp. RB, Hanover Kent, Inc., 7.85%, 09/01/2001	NR	$ 160,000	$ 160,245
Lawrence, MA IDRB, New Balance Realty Trust Proj., 10.00%, 10/01/2003	A-	155,000	155,614
Leon Cnty., TX PCRB, Nucor Corp., 8.00%, 07/01/2006	AA-	425,000	425,922
Lewis & Clark Cnty., MT Env. RB, Facs. Asaroc, Inc., Proj., 5.85%, 10/01/2033	BB	4,900,000	3,700,627
Liberty Cnty., GA IDA RB, Leconte Pptys. Inc., Proj., 7.875%, 12/01/2014	A-	200,000	208,310
Louisiana Pub. Facs. Auth. RB, 8.00%, 10/01/2009	NR	1,333,333	1,000,000
Maryland Indl. Financing Auth. RB, Ser. 1, 7.125%, 07/01/2006	A-	265,000	265,474
Maryland Local Govt. Ins. Trust, Capitalization Program Certificates, 7.125%, 08/01/2009	A	125,000	128,001
McKean Cnty., PA IDA RB, Corning Glass Wks. Proj., 7.75%, 06/01/2005	NR	200,000	202,214
Mercer Cnty., PA IDA RB, Kroger Co., 13.00%, 06/01/2007	BBB-	880,000	912,780
Michigan Strategic Fund, RB, NSF Intl. Proj., Ser. A, 5.75%, 08/01/2019	NR	375,000	373,691
Michigan Strategic Ltd. Obl. RRB, Welch Foods Inc., 6.75%, 07/01/2001	A	500,000	500,370
Mississippi Business Fin. Corp. PCRRB, Sys. Energy Resources, Inc. Proj., 5.90%, 05/01/2022	BBB-	750,000	690,203
Montgomery Cnty., PA IDA RB, 7.50%, 01/01/2012	A+	2,025,000	2,071,838
Napa, CA Indl. RRB, Napa Motel & Restaurant, 8.50%, 12/01/2007	NR	725,000	725,087
New Hampshire State IDA RB, Rev. Proj., Ser. C, 7.65%, 05/01/2021	BBB-	2,225,000	2,273,638
New Hanover Cnty., NC Indl. Pollution RB, Carolina Pwr. & Light Co., 6.90%, 04/01/2009	A-1	750,000	765,750
New Jersey EDA RB, Baker Protective Svcs. Proj., 9.95%, 12/01/2003	NR	1,350,000	1,374,800
New Jersey EDA RRB, Holt Hauling & Warehousing, Ser. G, 8.40%, 12/15/2015	NR	1,000,000	962,900
New York State Energy Research & Dev. RB, Ser. B, 7.15%, 09/01/2019	BB+	2,485,000	2,592,700
Selma, AL Indl. Dev. Board RB, Hammermill Plant Proj., 6.875%, 04/01/2004	NR	770,000	773,411
South Charleston, WV IDRB, Chemical & Plastics, Ser. A, 8.00%, 08/01/2020	BBB	980,000	1,001,080
St. Paul, MN Port Auth. IDA RB, Lottery:
Ser. K, 9.50%, 12/01/2014, (Insd. by FGIC)	AAA	235,000	242,682
Ser. N, 10.00%, 12/01/2014, (Insd. by FGIC)	AAA	250,000	258,788
Upper Potomac River, MD RB, 9.125%, 08/01/2015	A	2,710,000	2,767,723

EVERGREEN
High Income Municipal Bond Fund
Schedule of Investments (continued)
November 30, 2000 (Unaudited)

	Credit Rating ∧	Principal Amount	Value

MUNICIPAL OBLIGATIONS – continued

Industrial Development Revenue – continued
West Feliciana Parish, LA PCRB:
7.70%, 12/01/2014	BB+	$ 2,725,000	$ 2,837,515
9.00%, 05/01/2015	NR	950,000	979,336
West Jefferson, GA Amusement & Pub. Park Auth. RB, Visionland, AL Proj., 7.50%, 12/01/2008	AAA	935,000	1,033,792
West Plains, MO IDA RB, Beatrice Co., 8.75%, 08/01/2007	NR	250,000	251,285
Westland, MI Economic Dev. Corp., RB, Weyerhauser Co. Proj., 9.80%, 12/01/2000	NR	1,090,000	1,090,109
Wood Co., OH Ind. Dev. RB, Schutz Container Systems Proj., Ser. A, 7.125%, 06/01/2013	NR	3,405,000	3,577,259

			47,095,317

Lease – 0.3%
Nebraska Investment Finance Multifamily Mtge. RB, Hardy Bldg. Proj., 8.50%, 10/01/2019	NR	445,000	457,709
St. Louis, MO Municipal Fin. Corp. RB, 0.00%, 07/15/2014, (Insd. by AMBAC) (a)	AAA	1,500,000	676,230

			1,133,939

Miscellaneous Revenue – 1.2%
Baltimore Cnty., MD Rev. Auth. RB, 7.20%, 07/01/2019	A+	170,000	172,006
Montana State Board Investment RB, 6.875%, 06/01/2011	AAA	2,800,000	2,962,820
New York City Trust Cultural Resources RB, Museum of America, 5.625%, 07/01/2012	A	825,000	829,859
Santa Clara, CA Local Govt. Fin. Auth. RB, 6.00%, 02/01/2014	AAA	410,000	411,091

			4,375,776

Port Authority – 3.5%
Louisiana State Offshore Term. RB, Ser. E, 7.60%, 09/01/2010	A	890,000	909,455
Mississippi Business Fin. Corp. RB, Sys. Energy Resources Inc., 5.875%, 04/01/2022	BBB-	8,510,000	7,753,972
South Carolina Port Auth. RB:
6.625%, 07/01/2011, (Insd. by AMBAC)	AAA	1,110,000	1,146,164
6.75%, 07/01/2021, (Insd. by AMBAC)	AAA	495,000	511,478
South Carolina State Ports Auth. RB, 6.75%, 07/01/2021	AAA	1,500,000	1,549,935
Tucson, AZ Airport Auth. Spl. Tax RB, 8.70%, 09/01/2019	BBB-	740,000	756,347

			12,627,351

Power – 0.3%
American Public Energy Agcy. RB, NE Public Gas Agcy. Proj., Ser. C, 3.70%, 09/01/2001	AAA	1,080,000	1,062,990
Louisiana Energy Pwr. Proj. RB, Rodemacher Unit, 6.75%, 01/01/2008	AAA	100,000	102,174

			1,165,164

EVERGREEN
High Income Municipal Bond Fund
Schedule of Investments (continued)
November 30, 2000 (Unaudited)

	Credit Rating ∧	Principal Amount	Value

MUNICIPAL OBLIGATIONS – continued

Pre-Refunded – 0.3%
Los Angeles, CA Community Redev. Agcy. Tax Allocation,
Ser. G, 6.75%, 07/01/2010	BBB	$ 930,000	$ 931,953

Public Facilities – 5.9%
California Pub. Capital Impt. RB, Pooled Proj., Ser. B, 8.10%, 03/01/2018	AAA	420,000	420,050
Crossings at Fleming Island, FL RB, Ser. A, 5.60%, 05/01/2012, (Insd. by MBIA)	AAA	2,000,000	2,102,760
Harris Cnty. Houston, TX Spl. RB, Ser. B, 0.00%, 11/15/2018, (Insd. by MBIA) (a)	AAA	11,185,000	3,965,754
Illinois Dedicated Tax RB, Civic Center, Ser. A, 7.00%, 12/15/2010, (Insd. by AMBAC)	AAA	3,975,000	4,058,435
Louisiana Local Govt. Env. Facs. RB, Capital Projs. & Equip. Aquisition, 6.55%, 09/01/2025	A	10,000,000	10,451,700
Michigan Muni. Bond Auth. RB, 8.625%, 11/01/2016	AAA	515,000	519,151

			21,517,850

Resource Recovery – 0.8%
Ohio State Air Quality Dev. Auth. RB, 8.00%, 12/01/2013	AAA	2,750,000	2,949,457

Sales Tax – 0.2%
Puerto Rico Cmnwlth. Infrastructure RB, Ser. A, 7.75%, 07/01/2008	BBB+	780,000	792,480

Solid Waste – 0.1%
Tulsa, OK Public Facs. Auth. Solid Waste RB, Garden Martin Sys. Tulsa, Inc. Proj., 6.95%, 05/01/2001	AAA	425,000	425,808

Special Tax – 2.8%
Chatauqua, NY Tobacco Asset RB, 6.50%, 07/01/2024	NR	3,000,000	2,971,230
Dallas, TX Civic Ctr. Convention RB, 4.875%, 08/15/2023, (Insd. by MBIA)	AAA	3,110,000	2,829,416
Elk Grove, CA Unified Sch. Dist. Spl. Tax RB, Capital Apprec.:
Ser. A, 0.00%, 12/01/2017, (Insd. by MBIA) (a)	AAA	2,145,000	822,200
Ser. A, 0.00%, 12/01/2018, (Insd. by MBIA) (a)	AAA	2,190,000	785,137
San Francisco, CA City & Cnty. Tax Allocation RB, Capital Apprec. Redev. Projs.:
Ser. A, 0.00%, 08/01/2017 (a)	A	3,915,000	1,529,120
Ser. A, 0.00%, 08/01/2018 (a)	A	3,910,000	1,428,636

			10,365,739

Student Loan – 0.2%
Nebhelp, Inc., NE RB, Capital Apprec. Residual Assets, Ser. A, 0.00%, 12/15/2015, (Insd. by MBIA) (a)	AAA	1,700,000	614,533

EVERGREEN
High Income Municipal Bond Fund
Schedule of Investments (continued)
November 30, 2000 (Unaudited)

	Credit Rating ∧	Principal Amount	Value

MUNICIPAL OBLIGATIONS – continued

Transportation – 2.0%
Delaware Trans. Auth. Syst. RB, 7.50%, 07/01/2002	AAA	$ 500,000	$ 501,175
Pocahontas Parkway Assoc. VA RB, Capital Apprec., Ser. B, 0.00%, 08/15/2020 (a)	A	5,000,000	1,278,700
Rail Connections, Inc., MA RB, Capital Apprec. Rte 128 Parking:
Ser. B, 0.00%, 07/01/2023 (a)	BBB-	3,855,000	885,494
Ser. B, 0.00%, 07/01/2024 (a)	BBB-	4,000,000	856,960
Ser. B, 0.00%, 07/01/2025 (a)	BBB-	4,140,000	828,869
Ser. B, 0.00%, 07/01/2026 (a)	BBB-	4,195,000	786,688
Ser. B, 0.00%, 07/01/2027 (a)	BBB-	4,430,000	776,180
Ser. B, 0.00%, 07/01/2028 (a)	BBB-	4,495,000	737,630
Ser. B, 0.00%, 07/01/2029 (a)	BBB-	4,640,000	711,126

			7,362,822

Utility – 4.8%
Austin, TX Utility Syst. RB, Ser. A, 6.00%, 05/15/2015	AAA	185,000	185,105
Chelan Cnty., WA Pub. Util. Dist. RB, Ser. A, 5.60%, 07/01/2032	AA	370,000	360,624
Circle C Muni. Util. Dist. RB, Texas Contract Rev., 6.50%, 11/15/2009	AAA	1,000,000	1,016,930
Hawaii Dept. of Budget and Finance, RB, Hawaiian Electric Co., Inc., 7.375%, 12/01/2020	AAA	5,965,000	6,095,097
Montgomery Cnty., MD EDRB, Brink Reservoir Fac., 10.375%, 12/15/2014	NR	460,000	472,332
New York Energy Research & Dev. RB, Consolidated Edison Co. Proj., Ser. A, 7.50%, 01/01/2026, (Insd. by AMBAC)	AAA	4,250,000	4,300,830
Piedmont Muni. Pwr. Agcy. SC Elec. RB:
6.85%, 01/01/2007	AAA	590,000	602,833
Ser. A, 5.00%, 01/01/2014, (Insd. by MBIA)	AAA	1,765,000	1,699,924
Snohomish Cnty., WA Public Util. RB, Ser. A, 6.80%, 01/01/2005	A+	1,000,000	1,021,600
Sturgeon Bay, WI Combined Util. RB, 7.50%, 01/01/2010	AAA	115,000	118,708
Washington Public Power Supply RB, Ser. B, 7.375%, 07/01/2004	AA-	1,500,000	1,533,150

			17,407,133

Water & Sewer – 1.6%
Baytown Area, TX Wtr. Auth. RB, 6.375%, 05/01/2002	A-	1,550,000	1,560,649
Bordentown, NJ Sewage Auth. RB, Ser. C, 6.80%, 12/01/2025, (Insd. by MBIA)	AAA	650,000	663,039
Clear Lake Village, WI Sewage Sys. RB, 8.00%, 08/01/2011	NR	300,000	304,491
Coastal Wtr. Auth., TX Conveyance RB, 7.50%, 12/15/2016, (Insd. by FGIC)	AAA	20,000	20,154

EVERGREEN
High Income Municipal Bond Fund
Schedule of Investments (continued)
November 30, 2000 (Unaudited)

	Credit Rating ∧	Principal Amount	Value

MUNICIPAL OBLIGATIONS – continued

Water & Sewer – continued
Jenkins Township, PA Sewer Auth. RB, 6.20%, 08/01/2009	NR	$ 250,000	$ 252,045
Mahoning Cnty., OH Sewage Sys. RB:
7.50%, 02/01/2009, (Insd. by MBIA)	AAA	500,000	511,160
7.50%, 02/01/2019, (Insd. by MBIA)	AAA	250,000	255,555
Oakland Cnty., MI Clint & Oak Sewage RB, Paint Creek Extns, 7.00%, 05/01/2001	AA	100,000	101,072
Pinellas Park, FL Wtr. & Swr. RB, 10.00%, 10/01/2002, (Insd. by MBIA)	AAA	55,000	55,242
St. Charles Parish, LA PCRB, 7.35%, 11/01/2022	BBB	2,000,000	2,079,040
Virginia Resources Auth. Wtr. & Swr. RB, 7.50%, 11/01/2017	AA	215,000	217,526

			6,019,973

Total Municipal Obligations (cost $362,211,858)			356,115,231

	Shares

SHORT-TERM INVESTMENTS – 5.1%

MUTUAL FUND SHARES – 5.1%
Evergreen Select Municipal Money Market Fund ø (cost $18,581,089)	18,581,089	18,581,089

Total Investments – (cost $380,792,947) – 102.5%		374,696,320
Other Assets and Liabilities – (2.5%)		(8,962,908)

Net Assets – 100.0%		$365,733,412

See Combined Notes to Schedules of Investments.

EVERGREEN
Municipal Bond Fund
Schedule of Investments
November 30, 2000 (Unaudited)

	Credit Rating ∧	Principal Amount	Value

MUNICIPAL OBLIGATIONS – 98.3%

Airlines – 2.9%
Alliance Arpt. Auth. Inc., TX Spl. Facs. RB:
American Airlines, Inc. Proj., 7.00%, 12/01/2011	BBB-	$ 4,000,000	$ 4,305,400
Federal Express Corp. Proj., 6.375%, 04/01/2021	BBB	1,000,000	978,180
Cleveland, OH Arpt. Spl. RRB, Continental Airlines, Inc., 5.50%, 12/01/2008	NR	4,000,000	3,683,080
Dallas Fort Worth, TX Intl. Arpt. Facs. Impt. RB, American Airlines, Inc., 7.25%, 11/01/2030	BBB-	1,000,000	1,027,590
Harris Cnty., TX Indl. Dev. Corp. Arpt. Facs. RB, Continental Airlines Proj., 5.375%, 07/01/2019	BB	5,000,000	4,028,950
Houston, TX Arpt. Sys. RB, Continental Airlines Spl. Facs. Proj., 6.125%, 07/15/2027	BB	5,500,000	4,660,755
Indianapolis, IN Arpt. Auth. Spl. Facs. RB, Federal Express Corp. Proj., 5.50%, 05/01/2029	A	3,500,000	2,969,260
New Jersey EDA Spl. Facs. RB, Continental Airlines, Inc. Proj., 6.625%, 09/15/2012	BB	5,000,000	4,929,150
Shelby Cnty., TN Arpt. Auth. Spl. Facs. RB, Federal Express Corp. Proj., 7.875%, 09/01/2009	BBB	1,500,000	1,572,360

			28,154,725

Airport – 6.0%
Allegheny Cnty., PA Arpt. Auth. RRB, Pittsburgh Intl. Arpt., 6.00%, 01/01/2015	AAA	2,495,000	2,608,148
Denver, CO City & Cnty. Arpt. RB:
Ser. A, 7.50%, 11/15/2023	A	5,480,000	5,973,803
Ser. D, 7.75%, 11/15/2013	A	9,200,000	10,986,364
Ser. D, 7.75%, 11/15/2021	A	9,700,000	10,110,795
Indianapolis, IN Arpt. Auth. Spl. Facs. RB, 7.10%, 01/15/2017	BBB	3,950,000	4,116,255
Metro Washington, DC Arpt. Auth. RB:
6.00%, 10/01/2005	AAA	4,015,000	4,231,047
6.00%, 10/01/2006	AAA	5,745,000	6,097,858
6.625%, 10/01/2019	AAA	800,000	835,064
Minneapolis & Saint Paul, MN Metro Community Arpt. RB, Ser. A, 5.00%, 01/01/2022	AAA	3,830,000	3,595,719
San Antonio, TX Arpt. Sys. RB, 5.70%, 07/01/2011	AAA	2,000,000	2,066,780
San Francisco, CA Intl. Arpt. RRB, Second Ser. Issue 8A, 6.30%, 05/01/2025	AAA	1,000,000	1,042,070
Susquehanna, PA Area Regl. Arpt. Auth. RB, Aero Harrisburg LLC Proj., 5.50%, 01/01/2024	NR	1,000,000	781,990
Tulsa, OK Muni. Arpt. Trust RB, AMR Corp.:
Ser. A, 5.80%, 06/01/2035	BBB-	2,500,000	2,499,200
Ser. B, 6.00%, 06/01/2035	BBB-	2,000,000	1,998,860

EVERGREEN
Municipal Bond Fund
Schedule of Investments (continued)
November 30, 2000 (Unaudited)

	Credit Rating ∧	Principal Amount	Value

MUNICIPAL OBLIGATIONS – continued

Airport – continued
Wayne Charter Cnty., MI Arpt. RB, Ser. A, 5.00%, 12/01/2022, (Insd. by MBIA)	AAA	$ 2,000,000	$ 1,826,640

			58,770,593

Education – 3.5%
Alabama State Pub. Sch. & College RB, Capital Impt., 5.125%, 11/01/2013	NR	5,000,000	5,014,300
Brazos, TX Higher Ed. Auth. RB, 7.10%, 11/01/2004	NR	416,000	444,392
Dist. of Columbia RB:
American Assn. for the Advancement of Science, 5.25%, 01/01/2016, (Insd. by AMBAC)	AAA	1,500,000	1,478,430
George Washington Univ., Ser. A, 6.00%, 09/15/2014	AAA	8,595,000	9,134,938
Ferris State Univ., MI RB, 5.00%, 10/01/2018, (Insd. by AMBAC)	AAA	2,250,000	2,130,840
Fort Worth, TX Higher Ed. Fin. RB, Texas Christian Univ. Proj., 5.00%, 03/15/2014	AA-	2,960,000	2,903,464
Massachusetts Dev. Fin. Agcy. RB:
Eastern Nazarine College, 5.625%, 04/01/2029	BBB-	1,900,000	1,585,778
Regis College, 5.25%, 10/01/2018	BBB-	1,240,000	1,052,078
New York Dormitory Auth. RB:
5.20%, 02/15/2014	AAA	1,000,000	997,080
City Univ. Sys., Ser. D, 7.00%, 07/01/2009	AAA	3,980,000	4,418,397
Philadelphia, PA Hosp. & Higher Edl. Facs Auth. RRB, Community College, Ser. B, 6.50%, 05/01/2007, (Insd. by MBIA)	AAA	1,000,000	1,098,130
Saint Joseph Cnty., IN Edl. Facs. RB, University of Notre Dame Du Lac Proj., 6.50%, 03/01/2026	NR	1,640,000	1,884,425
University of California RB, Multiple Purpose Proj., Ser. C, 4.75%, 09/01/2016	AAA	2,000,000	1,916,320

			34,058,572

Electric Revenue – 0.2%
North Carolina Eastern Muni. Pwr. Agcy. RB, Pwr. Sys., Ser. A, 5.70%, 01/01/2013, (Insd. by MBIA)	AAA	1,000,000	1,036,620
Sikeston, MO Elec. RRB:
6.00%, 06/01/2014, (Insd. by MBIA)	AAA	325,000	356,298
6.00%, 06/01/2015	AAA	500,000	547,885

			1,940,803

General Obligation – Local – 14.9%
Adams Cnty., OH Valley Local Sch. Dist. GO, 7.00%, 12/01/2015, (Insd. by MBIA)	AAA	2,000,000	2,374,880
Beaufort Cnty., SC Sch. Dist. GO, Ser. C, 5.125%, 03/01/2012	AA+	2,600,000	2,630,316

EVERGREEN
Municipal Bond Fund
Schedule of Investments (continued)
November 30, 2000 (Unaudited)

	Credit Rating ∧	Principal Amount	Value

MUNICIPAL OBLIGATIONS – continued

General Obligation – Local – continued
Brighton Township, MI Sanitation Sewage Dist. GO, 5.25%, 10/01/2017, (Insd. by FSA)	AAA	$ 1,550,000	$ 1,541,320
Cedar Hill, TX Independent Sch. Dist. GO, 0.00%, 08/15/2020, (Insd. by PSF) (a)	AAA	2,500,000	729,300
Chicago, IL Cap. App. GO:
0.00%, 07/01/2016, (Insd. by AMBAC) (a)	AAA	2,000,000	801,800
City Colleges, 0.00%, 01/01/2014, (Insd. by FGIC) (a)	A1	12,000,000	5,967,600
Cypress Fair, TX Independent Sch. Dist. GO, 5.50%, 02/15/2017, (Insd. by PSF)	AAA	3,000,000	3,032,130
El Paso Cnty., CO Sch. Dist. 11 RB:
6.50%, 12/01/2012	AA-	2,310,000	2,635,618
7.10%, 12/01/2013	AA-	2,000,000	2,392,920
7.10%, 12/01/2016	AA-	1,000,000	1,205,670
Fond Du Lac, WI Sch. Dist. GO, 5.125%, 04/01/2018, (Insd. by FGIC)	A1	3,000,000	2,910,930
Forest Hills, MI Pub. Sch. GO, 5.25%, 05/01/2017	NR	10,800,000	10,705,716
Fort Bend, TX Independent Sch. Dist. GO:
5.125%, 08/15/2022, (Insd. by PSF)	AAA	5,740,000	5,461,667
5.125%, 08/15/2023, (Insd. by PSF)	AAA	4,070,000	3,863,000
5.25%, 08/15/2018, (Insd. by PSF)	AAA	4,005,000	3,941,201
Frisco, TX Independent Sch. Dist. GO, 5.75%, 08/15/2017, (Insd. by PSF)	NR	2,000,000	2,063,360
Illinois GO, Ser. 1, 5.50%, 08/01/2014	AA	5,000,000	5,116,300
Johnson Cnty., KS Unified Sch. Dist. 229 GO, Ser. A, 5.50%, 10/01/2016	AA	2,620,000	2,668,182
Kane Cnty., IL Sch. Dist. Number 129 GO, 5.50%, 02/01/2011, (Insd. by FGIC)	NR	1,000,000	1,030,960
Larimer Cnty., CO GO, Sch. Dist.1, 7.00%, 12/15/2016, (Insd. MBIA/IBC)	AAA	2,250,000	2,667,892
Leesburg, VA Pub. Impt. GO, 5.125%, 01/15/2021, (Insd. by FGIC)	AAA	3,310,000	3,202,855
Los Fresnos, TX Cons. Independent Sch. Dist. GO, 5.00%, 08/15/2020, (Insd. by PSF)	AAA	3,000,000	2,834,430
Loudoun Cnty., VA Pub. Impt. GO, Ser. B, 5.375%, 01/01/2014	AA	2,650,000	2,717,283
Maricopa Cnty., AZ, Sch. Dist. 69, GO, Ser. C, 8.125%, 01/01/2010, (Insd. by MBIA)	AAA	6,000,000	7,464,840
McKinney, TX Independent Sch. Dist. GO, 5.375%, 02/15/2019, (Insd. by PSF)	AAA	2,500,000	2,481,150
Memphis, TN GO, Gen. Impt., 5.60%, 08/01/2010	NR	1,875,000	1,997,287
Methuen, MA GO, 5.625%, 11/15/2015, (Insd. by FSA)	AAA	500,000	516,650
Miami-Dade Cnty,. FL Sch. Dist., GO, 5.375%, 08/01/2012, (Insd. by FSA)	AAA	1,000,000	1,041,760

EVERGREEN
Municipal Bond Fund
Schedule of Investments (continued)
November 30, 2000 (Unaudited)

	Credit Rating ∧	Principal Amount	Value

MUNICIPAL OBLIGATIONS – continued

General Obligation – Local – continued
Milwaukee, WI GO, Corp. Purpose, Ser. R, 5.625%, 09/01/2014	AA+	$ 6,335,000	$ 6,587,513
Nassau Cnty., NY Gen. Impt. GO, Ser. B, 5.25%, 06/01/2015	AAA	2,005,000	2,006,604
New Orleans, LA GO, Cap. App. Refunding:
0.00%, 09/01/2014, (Insd. by AMBAC) (a)	AAA	6,960,000	3,353,676
0.00%, 09/01/2015, (Insd. by AMBAC) (a)	AAA	2,800,000	1,266,608
5.50%, 12/01/2021, (Insd. by FGIC)	AAA	2,000,000	2,027,460
New York, NY GO:
Ser. A, 7.75%, 08/15/2014	AAA	85,000	88,290
Ser. F, 5.25%, 08/01/2012, (Insd. by FGIC)	AAA	3,755,000	3,831,414
Niagara Falls, NY GO, Pub. Impt., 7.50%, 03/01/2014, (Insd. by MBIA)	AAA	500,000	617,810
Pima Cnty., AZ Unified Sch. Dist. 1 GO, 7.50%, 07/01/2003, (Insd. by FGIC)	AAA	2,030,000	2,179,570
Pittsburgh, PA GO, Ser. A, 5.50%, 09/01/2015, (Insd. by FGIC)	AAA	1,000,000	1,022,200
Plano, TX Independent Sch. Dist. GO, 5.125%, 02/15/2016, (Insd. by PSF)	AAA	3,640,000	3,547,799
Puerto Rico Muni. Fin. Agcy. GO, Refunding:
Ser. A, 5.875%, 08/01/2014, (Insd. by FSA)	AAA	4,130,000	4,478,076
Ser. B, 5.75%, 08/01/2013, (Insd. by FSA)	AAA	5,510,000	5,942,260
Richmond, VA GO, 5.50%, 01/15/2013, (Insd. by FSA)	AAA	4,000,000	4,165,360
Rio Grande City, TX Independent Sch. Dist. GO, 5.375%, 08/15/2026, (Insd. by PSF)	AAA	2,740,000	2,678,186
Roma, TX Independent Sch. Dist. GO, 5.25%, 08/15/2025	AAA	3,750,000	3,604,237
San Antonio, TX Independent Sch. Dist. GO, 5.25%, 08/15/2015, (Insd. by PSF)	AAA	2,000,000	2,003,600
San Diego, CA Unified Sch. Dist. GO, Capital App., Ser. A, 0.00%, 07/01/2019, (Insd. by FGIC) (a)	AAA	1,000,000	356,960
Snohomish Cnty., WA Sch. Dis. GO, 5.75%, 12/01/2016	A+	3,500,000	3,632,055
United Independent Sch. Dist., TX GO, 5.125%, 08/15/2026, (Insd. by PSF)	AAA	3,000,000	2,814,540
Victor Valley, CA Joint Union High Sch. Dist. GO, Capital App., 0.00%, 09/01/2013, (Insd. by MBIA) (a)	AAA	4,450,000	2,349,956
West Warwick, RI GO, Ser. A, 7.30%, 07/15/2008	NR	261,000	278,430
Worcester, MA GO, Muni. Purpose Loan, Ser. A, 5.25%, 08/01/2012, (Insd. by AMBAC)	AAA	300,000	306,624

			145,136,245

General Obligation – State – 8.6%
California GO, 5.625%, 05/01/2022	NA	5,000,000	5,140,700
Florida GO, 9.20%, 01/01/2015	AAA	3,580,000	4,881,294
Georgia GO, Ser. C, 5.25%, 04/01/2011	AAA	10,700,000	11,096,863

EVERGREEN
Municipal Bond Fund
Schedule of Investments (continued)
November 30, 2000 (Unaudited)

	Credit Rating ∧	Principal Amount	Value

MUNICIPAL OBLIGATIONS – continued

General Obligation – State – continued
Massachusetts GO:
Cons. Loan, Ser. B, 5.70%, 08/01/2007, (Insd. by FGIC)	AAA	$ 8,765,000	$ 9,240,939
Refunding, Ser. A, 5.75%, 08/01/2009, (Insd. by AMBAC)	AAA	7,800,000	8,388,588
Minnesota GO:
5.00%, 11/01/2017	AAA	4,000,000	3,901,760
5.20%, 08/01/2007	AAA	9,000,000	9,133,650
Mississippi GO, Ser. R, 5.90%, 11/15/2009	AA	5,000,000	5,419,250
New York GO:
Ser. F, 5.25%, 09/15/2010	A+	4,700,000	4,852,233
Refunding, Ser. F, 5.25%, 09/15/2011	A+	5,000,000	5,126,600
Texas GO:
College Student Loan, 5.25%, 08/01/2009	AA	3,600,000	3,687,876
Veterans Hsg. Assistance Program, Ser. A, 5.65%, 12/01/2017	AA	1,000,000	989,450
Wtr. Finl. Assistance, 5.25%, 08/01/2021	AA	1,620,000	1,576,066
Texas Reg. Linked SAVRS & RIBS, 6.20%, 09/30/2011	AA	8,000,000	8,872,000
Washington GO, Ser. A, 6.75%, 02/01/2015	AA+	1,000,000	1,162,730

			83,469,999

Hospital – 10.1%
Albuquerque, NM Hosp. Sys. RRB, Ser. A, 6.375%, 08/01/2007	AAA	1,500,000	1,567,770
Allegheny Cnty., PA Hosp. Dev. RB, South Hills Hlth. Sys., Ser. A, 6.50%, 05/01/2014	NR	3,000,000	2,999,790
Bountiful, UT Hosp. RB, South Davis Community Hosp., 9.50%, 12/15/2018	AAA	230,000	272,647
Bristol, TN Hlth. & Edl. Facs. Auth. RRB, Bristol Mem. Hosp., 6.75%, 09/01/2010, (Insd. by FGIC)	AAA	7,465,000	8,518,685
Delaware Hlth. Facs. Auth. RRB, Med. Ctr. of DE, 7.00%, 10/01/2015, (Insd. by MBIA)	AAA	1,600,000	1,737,008
Dist. of Columbia Hosp. RB, MedAtlantic Healthcare Group, Ser. A, 6.00%, 08/15/2011, (Insd. by MBIA)	AAA	3,765,000	4,113,150
Harris Cnty., TX Hlth. Facs. Dev. Corp. Hosp. RB, Mem. Hosp. Sys. Proj., Ser. A, 6.00%, 06/01/2009	AAA	3,215,000	3,446,962
Knox Cnty., TN Hlth. & Edl. Hosp. Facs. Auth RRB, Fort Sanders Alliance:
Ser. B, 7.25%, 01/01/2010, (Insd. by MBIA)	AAA	9,000,000	10,535,490
Ser. C, 5.25%, 01/01/2015, (Insd. by MBIA)	AAA	4,500,000	4,420,755
Lebanon Cnty., PA Hosp. Auth. RB, Good Samaritan Proj., 6.00%, 11/15/2018	BBB+	2,000,000	1,754,700
Massachusetts Hlth. & Ed. Facs. RB:
Milton Hosp., Ser. B, 7.25%, 07/01/2005	AAA	700,000	715,428
St. Memorial Med. Ctr., Ser. A, 6.00%, 10/01/2023	NR	3,000,000	2,326,980

EVERGREEN
Municipal Bond Fund
Schedule of Investments (continued)
November 30, 2000 (Unaudited)

	Credit Rating ∧	Principal Amount	Value

MUNICIPAL OBLIGATIONS – continued

Hospital – continued
Michigan Hosp. Fin. Auth. RRB, Oakwood Hosp. Obl. Grp., Ser. A, 5.625%, 11/01/2018	NR	$ 9,000,000	$ 9,028,260
Missouri Hlth. & Edl. Facs. Auth. RB, BJC Hlth. Sys., Ser. A, 6.50%, 05/15/2020	NR	500,000	524,535
Montgomery Cnty., OH Hosp. RRB, Kettering Med. Ctr., 6.25%, 04/01/2020, (Insd. by MBIA)	AAA	2,500,000	2,765,600
New Hampshire Higher Edl. & Hlth. Facs. Auth. RB, Frisbie Mem. Hosp., 6.125%, 10/01/2013	NR	3,155,000	3,039,464
New Jersey Hlth. Care Facs. RB, 6.125%, 07/01/2012, (Insd. by AMBAC)	AAA	430,000	454,484
New York Med. Care Facs. Fin. Agcy. RB, Hlth. Ctr. Proj.,
Ser. A, 6.375%, 11/15/2019	NR	3,575,000	3,800,188
North Carolina Med. Care Commission Hosp. RB, Hlth. Care Facs., 5.30%, 11/01/2004	NR	3,000,000	2,952,570
Puerto Rico Pub. Bldgs. Auth. Hlth. & Edl. Facs RB, 5.70%, 07/01/2016	A	6,250,000	6,398,750
Quincy, IL RB, Blessing Hosp. Proj., 6.00%, 11/15/2018	A-	4,950,000	4,776,057
Rio Grande Valley, TX Hlth. Facs. Corp., Baptist Med. Ctr. Proj., 8.00%, 08/01/2017	AAA	1,085,000	1,087,843
Saint Louis Cnty., MO IDA Hlth. Facs. RB, Mother Of Perpetual Help, 6.40%, 08/01/2035, (Insd. by GNMA)	AAA	495,000	507,509
Sayre, PA Hlth. Care Facs. Auth. RB, Guthrie Healthcare, Ser. A, 7.10%, 03/01/2017, (Insd. by AMBAC)	AAA	6,350,000	6,511,226
Tampa, FL Allegheny Hlth. Sys. RB, St. Joseph’s Hosp., 6.50%, 12/01/2023	AAA	500,000	544,435
Tarrant Cnty., TX Hlth. Facs. Dev. RB, TX Hlth. Resources Sys., Ser. A, 5.75%, 02/15/2015, (Insd. by MBIA)	AAA	2,565,000	2,579,620
Wichita, KS Hosp. Facs. Impt. RRB, Ser. 11, 6.75%, 11/15/2019	A+	5,000,000	5,332,750
Winchester, VA IDA Hosp. RB, Winchester Med. Ctr., Inc., 5.50%, 01/01/2015, (Insd. by AMBAC)	AAA	5,500,000	5,679,740
Wisconsin Hlth. & Edl. Facs., 5.50%, 02/15/2028	A-	300,000	241,242

			98,633,638

Housing – 8.2%
Alabama HFA SFHRB, Ser. D1, 6.00%, 10/01/2016, (Insd. by GNMA)	NR	1,730,000	1,792,038
Alaska State Hsg. Fin. Corp. RB, Ser. C, 5.875%, 12/01/2020	AAA	2,000,000	2,002,880
Chicago Heights, IL Residential Mtge. RB, 0.00%, 06/01/2009 (a)	NR	1,500,000	826,095
Chicago, IL SFHRB, Ser. B, 6.95%, 09/01/2028, (INSDBY/GNMA/FNMA/FHLMC)	NR	1,695,000	1,807,650

EVERGREEN
Municipal Bond Fund
Schedule of Investments (continued)
November 30, 2000 (Unaudited)

	Credit Rating ∧	Principal Amount	Value

MUNICIPAL OBLIGATIONS – continued

Housing – continued
Colorado HFA RB, Single Family Proj.:
Sr. Ser. A3, 7.00%, 11/01/2024	AA+	$ 295,000	$ 303,118
Sr. Ser. D2, 6.90%, 04/01/2029	AA	3,000,000	3,308,370
Hillsborough Cnty., FL HFA SFHRB, Ser. A, 7.30%, 04/01/2022, (Insd. by GNMA)	NR	300,000	305,736
Idaho State HFA RB:
Sr. Ser. D1, 8.00%, 01/01/2020, (Insd. by FHA)	AA	315,000	323,540
Single Family Mortgage, Sr. Ser. D2, 6.30%, 07/01/2025	NR	5,150,000	5,282,046
Maine State HFA Mtge. Purchase RB:
Ser. C2, 6.05%, 11/15/2028	AA	4,000,000	4,047,320
Ser. C2, 6.875%, 11/15/2023	AA	540,000	560,525
Ser. D2, 5.80%, 11/15/2016	AA	6,235,000	6,319,734
Maryland CDA RB, Single Family, Ser. 1, 5.30%, 04/01/2010	NR	1,105,000	1,130,581
Massachusetts HFA RB, Single Family Hsg.:
Ser. 52, 6.00%, 06/01/2014	AAA	285,000	287,049
Ser. 59, 5.40%, 06/01/2020, (Insd. by AMBAC)	AAA	945,000	903,533
Ser. 79, 5.85%, 12/01/2021	AAA	1,000,000	1,001,110
Mississippi Home Corp. SFHRB, Ser. B, Class 7, 6.20%, 12/01/2000, (Insd. by FNMA/GNMA)	NR	1,995,000	2,052,735
Missouri Hsg. Dev. Commission SFHRB:
Ser. B, 6.25%, 09/01/2015, (Insd. by GNMA/FNMA)	AAA	365,000	377,399
Ser. B, 6.45%, 09/01/2027, (Insd. by FNMA/GNMA)	AAA	1,630,000	1,673,733
New York Mtge. Agcy. RB, Homeowner Mtge.:
Ser. 27, 6.90%, 04/01/2015	NR	4,000,000	4,173,680
Ser. 86, 5.95%, 10/01/2020	NR	3,000,000	3,030,630
Oklahoma Hsg. Dev. Auth. RB, Lease Purchase Prog., Ser. A, 5.10%, 11/01/2005	NR	10,000,000	10,003,900
Pennsylvania HFA RRB, Residential Dev., Ser. A, 7.60%, 07/01/2013, (Insd. by HUD, Sec. 8)	AA	5,545,000	5,795,523
South Carolina Hsg. Fin. & Dev. Auth. RB, 6.35%, 07/01/2019	AAA	2,500,000	2,606,775
South Dakota Hsg. Dev. Auth. RB, Ser. G, 5.95%, 05/01/2020	AAA	4,000,000	4,009,600
Tarrant Cnty., TX HFA SFHRB, Ser. A, 0.00%, 09/15/2016 (a)	AAA	6,415,000	2,719,062
Utah HFA SFHRB, Ser. C2, 5.75%, 07/01/2021, (Insd. by FHA)	AA	995,000	990,194
Valley Park, MO IDA Sr. Hsg. RB, Cape Albeon Proj., 6.15%, 12/01/2033	NR	2,000,000	1,673,780

EVERGREEN
Municipal Bond Fund
Schedule of Investments (continued)
November 30, 2000 (Unaudited)

	Credit Rating ∧	Principal Amount	Value

MUNICIPAL OBLIGATIONS – continued

Housing – continued
Virginia Hsg. Dev. Auth. Comwlth. Mtge. RB, Ser. B:
Sub Ser. B5, 5.45%, 07/01/2015	AA+	$ 3,775,000	$ 3,764,279
Sub Ser. B6, 5.30%, 01/01/2014	AA+	3,290,000	3,255,587
Wyoming CDA Hsg. RB, Ser. 7, 5.65%, 06/01/2017	AA	3,000,000	3,001,800

			79,330,002

Industrial Development Revenue – 8.6%
Alabama Wtr. Pollution Ctl. Auth. RB, 5.50%, 08/15/2023	AAA	4,680,000	4,667,551
Bastrop, LA Indl. Dev. Board PCRRB, Intl. Paper Co. Proj., 6.90%, 03/01/2007	BBB+	5,250,000	5,432,070
Burlington, KS PCRB, KS Gas & Elec. Co. Proj., 7.00%, 06/01/2031, (Insd. by MBIA)	AAA	2,000,000	2,060,980
Carroll Cnty., KY PCRB, KY Util. Co., Ser. A, 7.45%, 09/15/2016	A-	3,000,000	3,174,270
Clark Cnty., NV IDRB, NV Pwr. Co. Proj.:
Ser. A, 5.60%, 10/01/2030	BBB	2,000,000	1,693,740
Ser. B, 5.90%, 10/01/2030	BBB	5,500,000	4,820,090
Connecticut Dev. Auth. Wtr. Facs. RB, 6.15%, 04/01/2035	AAA	1,000,000	1,040,560
Dutchess Cnty., NY IDRB, IBM Proj., 5.45%, 12/01/2029	A+	4,000,000	4,076,360
Erie Cnty., PA IDA Env. Impt. RB, Intl. Paper Co. Proj., Ser. A, 5.25%, 09/01/2010	BBB+	2,450,000	2,402,225
Hillsborough Cnty., FL PCRB, 6.25%, 12/01/2034	AAA	1,250,000	1,311,163
Illinois Dev. Fin. Auth. PCRRB, Edison Co. Proj., Ser. D, 6.75%, 03/01/2015, (Insd. by AMBAC)	AAA	4,000,000	4,328,040
Lehigh Cnty., PA IDA PCRRB, PA Pwr. & Light Co. Proj., Ser. B, 6.40%, 09/01/2029, (Insd. by MBIA)	AAA	1,000,000	1,048,380
Missouri Impt. & Energy Resource Auth. Wtr. PCRB, Ser. A, 7.20%, 07/01/2016	NR	600,000	651,006
Monroe Cnty., GA PCRB, Oglethorpe Pwr. Corp., Ser. A, 6.75%, 01/01/2010	A+	1,000,000	1,117,190
Monroe Cnty., MI EDA Ltd. Obl. RB, Detroit Edison Co., 6.95%, 09/01/2022, (Insd. by FGIC)	AAA	10,000,000	11,977,200
Montgomery Cnty., PA IDA PCRRB, Philadelphia Elec. Co., 7.60%, 04/01/2021	A	900,000	924,282
New York Energy Research & Dev. Auth. PCRB, 5.15%, 03/01/2016	AAA	4,000,000	3,933,320
New York Env. Facs. Corp. PCRB Wtr. Revolving Fund,
Ser. E, 6.875%, 06/15/2010	AA+	545,000	562,533
NYC Muni. Wtr., 5.875%, 06/15/2014	AA-	4,500,000	4,686,210
New York Urban Dev. Corp. RB, Sub. Lien Corp., 5.50%, 07/01/2016	A	10,000,000	9,937,500
Oconee Cnty., SC PCRB, 5.80%, 04/01/2014	AA-	5,000,000	5,110,450
Oklahoma City, OK Indl. & Cultural Facs. RB, Dist. Heating & Cooling, 6.75%, 09/15/2017	AA-	540,000	540,157

EVERGREEN
Municipal Bond Fund
Schedule of Investments (continued)
November 30, 2000 (Unaudited)

	Credit Rating ∧	Principal Amount	Value

MUNICIPAL OBLIGATIONS – continued

Industrial Development Revenue – continued
Pennsylvania IDA RB, Econ. Dev., 6.00%, 01/01/2012, (Insd. by AMBAC)	AAA	$ 1,750,000	$ 1,837,657
Pima Cnty., AZ IDA RB, 7.25%, 07/15/2010	AAA	1,325,000	1,392,615
Salem Cnty., NJ PCRB, E.I. DuPont-Chambers Works Proj., Ser. A, 6.50%, 11/15/2021	AA-	1,055,000	1,083,991
Vermont EDA RB, Wake Robin Corp. Proj., Ser. A, 6.30%, 03/01/2033	A	4,000,000	4,058,040

			83,867,580

Lease – 0.5%
Philadelphia, PA Muni. Auth. RB, Muni. Svcs. Bldg. Lease, 0.00%, 03/15/2014 (a)	AAA	7,360,000	3,629,584
Saint Louis, MO Muni. Fin. Corp. Leasehold RB, City Justice Ctr. Impt., Ser. A, 5.75%, 02/15/2011, (Insd. by AMBAC)	AAA	950,000	997,291

			4,626,875

Miscellaneous Revenue – 0.8%
Anaheim, CA Pub. Fin. Auth. Lease RB, Pub. Impt. Proj., Ser. C, 6.00%, 09/01/2016	AAA	1,000,000	1,123,210
Goshen, IN RB, Greencroft Obl. Grp., 5.75%, 08/15/2028	NR	3,000,000	2,257,140
Harris Cnty., TX Sports Auth. Spl. RB, 5.00%, 11/15/2025	AAA	3,000,000	2,774,640
Sacramento Cnty., CA Sanitation Dist. RB, Ser. A, 5.875%, 12/01/2027	AA	2,000,000	2,065,820

			8,220,810

Port Authority – 1.9%
Massachusetts Port Auth. RB:
Ser. 1999A, 5.75%, 10/01/2029	BB+	5,000,000	4,890,600
Ser. A, 5.50%, 07/01/2014	AA-	5,120,000	5,265,715
Spl. Facs. Bosfuel Proj., 5.30%, 07/01/2008, (Insd. by MBIA)	AAA	400,000	411,804
Port Auth. of NY & NJ RB:
5.875%, 09/15/2015	AAA	1,500,000	1,561,845
Spl. Proj. JFK Intl. Arpt. Terminal 6, 5.90%, 12/01/2017, (Insd. by MBIA)	AAA	5,000,000	5,222,050
Toledo Lucas Cnty., OH Port Auth. RB, 5.40%, 05/15/2019	NR	1,260,000	1,024,796

			18,376,810

Power – 5.7%
Alaska State Energy Auth. Util. RB, 6.60%, 07/01/2015, (Insd. by FSA)	AAA	15,000,000	16,800,000
Austin, TX Util. Sys. RB:
5.75%, 05/15/2024, (Insd. by FGIC)	AAA	1,530,000	1,599,171
Ser. B, 5.70%, 11/15/2021, (Insd. by MBIA)	AAA	2,000,000	2,020,040

EVERGREEN
Municipal Bond Fund
Schedule of Investments (continued)
November 30, 2000 (Unaudited)

	Credit Rating ∧	Principal Amount	Value

MUNICIPAL OBLIGATIONS – continued

Power – continued
Chelan Cnty., WA Pub. Util. Dist. 1 RB, Capital App., 0.00%, 06/01/2013, (Insd. by MBIA) (a)	AAA	$ 8,000,000	$ 4,109,280
Chicago, IL Gas Supply RB, Peoples Gas Light, Ser. A, 6.10%, 06/01/2025	AA-	7,000,000	7,167,930
Gainesville, FL Util. Sys., RB, Ser. B, 7.50%, 10/01/2008	AA	435,000	514,975
Georgia Muni. Elec. Auth. Pwr. RB, Ser. B, 6.375%, 01/01/2016	AAA	9,800,000	11,004,028
Southern CA Pub. Pwr. Auth. RB, Transmission Proj., 0.00%, 07/01/2015, (Insd. by FGIC) (a)	AAA	10,000,000	4,810,800
Texas Muni. Pwr. Agcy. RRB, 0.00%, 09/01/2008 (a)	AAA	1,000,000	682,930
Utah Intermountain Pwr. Agcy. RB, Ser. C, 0.00%, 07/01/2020 (a)	AAA	6,500,000	1,246,310
Washington Pub. Pwr. Supply Sys. RB, Nuclear Proj. 2, 5.40%, 07/01/2012	AAA	5,000,000	5,116,600

			55,072,064

Public Facilities – 2.8%
California Pub. Works Lease, RB, Dept. of Corrections, Ser. E, 5.50%, 06/01/2015	AA-	3,700,000	3,932,508
Fulton Cnty., GA Facs. Corp. COP, Pub. Purpose Proj., 6.00%, 11/01/2014, (Insd. by AMBAC)	AAA	2,000,000	2,154,040
Illinois Metropolitan Fair & Exposition Auth. RB:
0.00%, 06/15/2021 (a)	AAA	1,950,000	609,785
Ser. A, 5.00%, 06/01/2015, (Insd. by BIG)	AAA	3,000,000	2,912,670
Indianapolis, IN Pub. Impt. Bond Bank RB, Ser. D, 6.75%, 02/01/2020	AA	9,275,000	9,780,395
Las Vegas, NV New Convention & Visitors Auth. RB, 5.75%, 07/01/2015, (Insd. by AMBAC)	AAA	2,000,000	2,077,520
Michigan Bldg. Auth. RB, Facs. Program, Ser. 2, 5.50%, 10/15/2009	AA+	4,000,000	4,205,360
New York Urban Dev. Corp. RB, Correctional Capital Facs., Ser. A, 6.50%, 01/01/2009	A	1,175,000	1,290,984
Saint Clair Cnty., IL Pub. Bldg. Commerce RB, Capital App., Ser. B, 0.00%, 12/01/2016 (a)	AAA	1,650,000	689,238

			27,652,500

Resource Recovery – 0.4%
Massachusetts Indl. Fin. Agcy. RB, Ogden Haverhill Proj., Ser. A, 5.60%, 12/01/2019	BBB	5,000,000	4,270,500

Sales Tax – 1.9%
Broadview, IL Tax Increment RB, Sr. Notes Lien, 8.25%, 07/01/2013	NR	935,000	1,033,119
Illinois Sales Tax RB, Ser. P, 6.50%, 06/15/2022	AAA	7,500,000	8,468,625

EVERGREEN
Municipal Bond Fund
Schedule of Investments (continued)
November 30, 2000 (Unaudited)

	Credit Rating ∧	Principal Amount	Value

MUNICIPAL OBLIGATIONS – continued

Sales Tax – continued
Jefferson Cnty., CO Open Space Sales Tax RB, 5.00%, 11/01/2018	AAA	$ 2,000,000	$ 1,911,000
Jefferson, LA Sales Tax Dist. RRB, Capital App., 0.00%, 12/01/2016, (Insd. by FSA) (a)	AAA	5,755,000	2,396,497
Metropolitan Atlanta Rapid Transit Auth., GA, Sales Tax RRB, Ser. P, 6.25%, 07/01/2011, (Insd. by AMBAC)	AAA	4,255,000	4,743,474

			18,552,715

Special Tax – 1.8%
Austin, TX Hotel Occupancy Tax RRB, Sub. Lien, 5.625%, 11/15/2017, (Insd. by AMBAC)	AAA	3,740,000	3,817,680
Chicago, IL Tax Increment RB, Ser. A, 0.00%, 12/01/2008 (a)	AAA	15,000,000	10,032,300
Frederick Cnty., MD Spl. Obl. RB, Urbana CDA, 6.625%, 07/01/2025	NR	3,280,000	3,147,488

			16,997,468

Student Loan – 1.5%
Education Loans Inc., South Dakota Student Loans RB, 5.60%, 06/01/2020	NR	13,300,000	12,835,298
Iowa Student Loan Liquidity Corp. RB, 6.95%, 03/01/2006	NR	625,000	650,219
Missouri Higher Ed. Student Loan RB, Sub. Ser. F, 6.75%, 02/15/2009	NR	1,000,000	1,049,990

			14,535,507

Tobacco – 0.2%
Butler Cnty., OH Trans. Impt. Dist. RB, Ser. A, 6.00%, 04/01/2012, (Insd. by FSA)	AAA	2,000,000	2,165,960

Transportation – 10.6%
E 470 Pub. Hwy. Auth., CO RB, Capital App.:
Sr. Ser. B, 0.00%, 09/01/2012 (a)	AAA	5,500,000	2,977,590
Sr. Ser. B, 0.00%, 09/01/2013 (a)	AAA	19,795,000	10,088,324
Florida Port Fin. Commission RB, Transportation Intermodal Program, 5.75%, 10/01/2014, (Insd. by FGIC)	AAA	4,185,000	4,359,431
Harris Cnty., TX RB, Toll Road Sr. Lien, 5.00%, 08/15/2016	AAA	10,000,000	9,651,000
Indiana Trans. Fin. Auth. Hwy. RB, Ser. A, 0.00%, 06/01/2017 (a)	AAA	1,000,000	401,940
Massachusetts Bay Trans. Auth. RB, Gen. Trans. Sys.:
Ser. A, 6.25%, 03/01/2012	AA	7,950,000	8,869,179
Ser. B, 6.20%, 03/01/2016	AA	2,125,000	2,356,179
Massachusetts Turnpike Auth. RB, Sr. Ser. A, 5.125%, 01/01/2023	AAA	15,000,000	14,248,350
Matagorda Cnty., TX Navigation Dist. 1 RB, 5.125%, 11/01/2028	AAA	2,000,000	1,856,460

EVERGREEN
Municipal Bond Fund
Schedule of Investments (continued)
November 30, 2000 (Unaudited)

	Credit Rating ∧	Principal Amount	Value

MUNICIPAL OBLIGATIONS – continued

Transportation – continued
Metropolitan Trans. Auth., NY Trans. Auth. RB, Svc. Contract:
Ser. 7, 5.625%, 07/01/2016	A-	$ 11,600,000	$ 11,662,060
Ser. R, 5.50%, 07/01/2017	A-	9,360,000	9,329,299
New Jersey Trans. Trust Fund Auth. RB, Trans. Sys., Ser. A, 5.75%, 06/15/2015	AA	3,000,000	3,214,410
New Jersey Turnpike Auth. Turnpike RB, Ser. A, 6.00%, 01/01/2012	AAA	10,000,000	10,976,700
New York Thruway Auth. Hwy. & Bridge RB, Ser. A, 5.50%, 04/01/2008	AAA	5,000,000	5,254,950
Orlando & Orange Cnty., FL Expressway Auth. RB, Jr. Lien, 8.25%, 07/01/2015, (Insd. by FGIC)	AAA	2,960,000	3,909,893
Texas Turnpike Auth. Dallas Thruway RRB, 5.50%, 01/01/2015, (Insd. by FGIC)	AAA	4,000,000	4,065,560

			103,221,325

Utility – 0.9%
Brownsville, TX Util. Sys. RRB, 6.25%, 09/01/2014, (Insd. by MBIA)	AAA	2,400,000	2,655,144
Mesa, AZ Util. Sys. RB, 5.00%, 07/01/2015	AAA	5,750,000	5,677,723

			8,332,867

Water & Sewer – 6.3%
Chandler, AZ Wtr. & Swr. RB, 6.75%, 07/01/2006, (Insd. by FGIC)	AAA	850,000	869,423
De Kalb Cnty., GA Wtr. & Swr. RB, 5.375%, 10/01/2035	AA	5,000,000	4,878,150
Hamilton Cnty., OH Swr. Sys. RB, Impt. Metro. Swr. Dist., Ser. A, 5.45%, 12/01/2016, (Insd. by MBIA)	AAA	1,380,000	1,405,406
Harrison Cnty., MS Wst. Wtr. Treatment Mgmt. Dist. RRB, Wst. Wtr. Treatment Facs., Ser. A, 8.50%, 02/01/2013, (Insd. by FGIC)	AAA	1,000,000	1,303,750
Harrison Cnty., WV Solid Wst. Disp. RB, 6.75%, 08/01/2024	AAA	2,000,000	2,138,760
Houston, TX Wtr. & Swr. Sys. RB, Jr. Lien:
Ser. A, 5.25%, 12/01/2025	AAA	4,040,000	3,882,440
Ser. B, 5.75%, 12/01/2016	AAA	4,545,000	4,727,254
Lee Cnty., FL Solid Wst. Sys. RB, Ser. B, 7.00%, 10/01/2011, (Insd. by MBIA)	AAA	300,000	310,884
Metropolitan Govt., Nashville & Davidson Cnty., TN Wtr. Swr. RRB, 7.70%, 01/01/2012, (Insd. by FGIC)	AAA	10,000,000	12,186,500
Michigan Muni. Bond Auth. RB, Drinking Water Revenue Fund, 5.50%, 10/01/2019	AA+	2,000,000	2,014,940
Pennsylvania EDA Solid Wst. Disp. RB, USG Corp. Proj., 6.00%, 06/01/2031	BBB	2,500,000	1,715,950
Philadelphia, PA Wtr. & Wst. Wtr. RB, 5.00%, 06/15/2016, (Insd. by FSA)	AAA	9,350,000	9,045,657

EVERGREEN
Municipal Bond Fund
Schedule of Investments (continued)
November 30, 2000 (Unaudited)

	Credit Rating ∧	Principal Amount	Value

MUNICIPAL OBLIGATIONS – continued

Water & Sewer – continued
Seattle, WA Wtr. Sys. RB, 5.50%, 06/01/2018	AA	$ 3,500,000	$ 3,508,295
Spokane, WA Regl. Solid Wst. RB, 6.50%, 01/01/2011	AAA	2,000,000	2,190,440
Texas Wtr. Dev. Board RB, Sr. Lien:
Ser. B, 5.125%, 07/15/2018	AAA	4,600,000	4,472,304
Ser. B, 5.75%, 07/15/2013	AAA	2,000,000	2,101,220
Ser. B, 5.75%, 07/15/2014	AAA	4,000,000	4,190,520

			60,941,893

Total Municipal Obligations (cost $931,497,873)			956,329,451

		Shares

SHORT-TERM INVESTMENTS – 1.9%

MUTUAL FUND SHARES – 1.9%
Federated Municipal Obigations Fund (cost $18,269,932)		18,269,932	18,269,932

Total Investments – (cost $949,767,805) – 100.2%			974,599,383
Other Assets and Liabilities – (0.2%)			(2,029,594)

Net Assets – 100.0%			$ 972,569,789

See Combined Notes to Schedules of Investments.

EVERGREEN
Short-Intermediate Municipal Fund
Schedule of Investments
November 30, 2000 (Unaudited)

	Credit Rating∧	Principal Amount	Value

MUNICIPAL OBLIGATIONS – 94.4%

Airlines – 0.6%
Cleveland, OH Arpt. Spl. RRB, Continental Airlines, Inc., 5.50%, 12/01/2008	NR	$ 1,000,000	$ 920,770

Airport – 3.3%
Hawaii Arpt. Sys. RB, Refunding, Ser. B, 6.25%, 07/01/2006, (Insd. by FGIC)	AAA	3,000,000	3,200,190
St. Louis, MO Arpt. RB, 6.25%, 01/01/2002	BBB-	750,000	755,730
Tulsa, OK Muni. Arpt. Trust RB, AMR Corp., Ser. A, 6.25%, 06/01/2035	BBB-	1,000,000	999,680

			4,955,600

Community Development District – 2.9%
New Jersey EDA RRB, Keswick Pines:
4.85%, 01/01/2001	NR	695,000	694,235
5.15%, 01/01/2004	NR	465,000	448,297
5.25%, 01/01/2005	NR	500,000	473,740
5.35%, 01/01/2006	NR	975,000	913,809
5.45%, 01/01/2007	NR	925,000	860,056
West Allis, WI CDA RB, Dev. Poblocki Ltd. Proj., 6.10%, 05/01/2007	A+	1,000,000	1,032,690

			4,422,827

Continuing Care Retirement Community – 2.8%
Connecticut State Dev. Auth. First Mtge. Gross Rev. Hlth. Care Prog. RRB, Church Homes, Inc. Proj.:
4.80%, 04/01/2001	BBB	460,000	458,956
4.90%, 04/01/2002	BBB	425,000	421,230
New Jersey EDA RB, Franciscan Oaks Proj.:
5.20%, 10/01/2004	NR	1,545,000	1,501,122
5.40%, 10/01/2006	NR	825,000	791,654
5.50%, 10/01/2007	NR	1,075,000	1,026,173

			4,199,135

Education – 4.8%
New Hampshire Higher Edl. & Hlth. Facs. Auth. RB, Riverwoods Comp., Ser. B, 5.05%, 03/01/2023	NR	2,560,000	2,561,408
Panhandle Plains, TX Higher Ed. Auth. Inc. RRB, Ser. E, 5.55%, 03/01/2005	NR	2,865,000	2,906,915
Pennsylvania State Higher Edl. Facs. Auth. College & Univ. RB, Thiel College Proj., 6.75%, 09/01/2017	NR	1,740,000	1,855,501

			7,323,824

Electric Revenue – 2.9%
Central Valley, CA Fin. Auth. Proj. RB, Carson Ice Gen. Proj., 5.80%, 07/01/2004	BBB	3,300,000	3,410,682

EVERGREEN
Short-Intermediate Municipal Fund
Schedule of Investments (continued)
November 30, 2000 (Unaudited)

	Credit Rating∧	Principal Amount	Value

MUNICIPAL OBLIGATIONS – continued

Electric Revenue – continued
North Carolina Muni. Pwr. Agcy. Number 1 Catawba Elec. RRB, 5.75%, 01/01/2002	BBB+	$ 1,010,000	$ 1,019,029

			4,429,711

Escrow – 4.3%
Kansas City, KS Spl. Obl., Ser. 1992, 6.00%, 02/15/2003	AAA	990,000	1,022,284
Lake Charles, LA Harbor & Terminal Dist. RB, Updates- Reynolds Metals Co. Proj., 5.50%, 05/01/2006	A+	3,500,000	3,507,665
Philadelphia, PA Wtr. & Swr. RB, Ser. 16, 7.50%, 08/01/2010	AAA	1,950,000	2,028,214

			6,558,163

General Obligation – Local – 4.5%
Dist. of Columbia GO, Refunding FSA Credit, Ser. A, 5.30%, 06/01/2004	AAA	3,000,000	3,065,280
Milwaukee, WI Metro. Sewage Dist. GO, Ser. A, 7.00%, 09/01/2001	AA+	1,000,000	1,018,930
New York, NY GO, 6.00%, 10/01/2007, (Insd. by FSA)	AAA	1,000,000	1,038,110
Pima Cnty., AZ GO, Refunding, Ser. 1992, 6.55%, 07/01/2001	A+	1,600,000	1,619,984

			6,742,304

General Obligation – State – 8.4%
Minnesota GO, 5.10%, 08/01/2005	AAA	5,000,000	5,073,100
Vermont GO, Ser. 3, 6.00%, 12/01/2006, (Insd. by AMBAC)	AAA	4,385,000	4,703,833
Washington GO, Motor Vehicle Fuel Tax, Ser. R-92D, 5.60%, 09/01/2001	AA+	2,950,000	2,976,963

			12,753,896

Hospital – 7.4%
Anchorage, AK Hosp. RRB, Sisters of Providence Proj., 7.125%, 10/01/2005	AA-	1,000,000	1,037,460
Illinois Hlth. Facs. RB, Midwest Physician Group, Ltd. Proj., 8.10%, 11/15/2014	BBB-	4,555,000	5,138,496
Kokomo, IN Hosp. Auth. RB, St. Joseph Hosp. & Hlth. Ctr., 6.25%, 08/15/2005	NR	2,000,000	2,090,800
Michigan State Hosp. Fin. Auth. RRB, Trinity Hlth., Ser. A, 5.50%, 12/01/2003	AA-	2,000,000	2,020,900
Nassau Cnty., NY Tobacco Settlement Corp. RB, Ser. A, 5.40%, 07/15/2012	A-	1,000,000	1,012,860

			11,300,516

Housing – 15.4%
Illinois Hsg. Dev. Auth. RB, Homeowner Mtge., Ser. C-2, 5.80%, 08/01/2017	AA	3,410,000	3,438,883

EVERGREEN
Short-Intermediate Municipal Fund
Schedule of Investments (continued)
November 30, 2000 (Unaudited)

	Credit Rating∧	Principal Amount	Value

MUNICIPAL OBLIGATIONS – continued

Housing – (continued)
Jefferson Parish, LA Home Mtge. Auth. SFHRRB, Ser. G-1, 5.125%, 12/01/2010	AAA	$ 1,000,000	$ 1,000,000
Nevada Hsg. Div. SFHRB, Single Family Mtge. Sr. Notes:
Ser. A-2, 5.75%, 04/01/2031	AAA	1,500,000	1,523,685
Ser. C-2, 5.40%, 04/01/2031	AAA	1,500,000	1,500,540
No. Dakota HFA RB, Ser. A, 5.70%, 07/01/2030	NR	3,300,000	3,349,236
Oklahoma Hsg. Dev. Auth. RB, Lease Purchase Prog., Ser. A, 5.10%, 11/01/2005	NR	2,000,000	2,000,780
Oklahoma HFA SFHRB:
Ser. B-1, 6.80%, 09/01/2016	NR	735,000	773,470
Ser. B-2, 6.80%, 09/01/2026	NR	1,950,000	2,063,392
St. Louis Cnty., MO IDA MHRRB, Westbrooke Apts., Ser. C, 5.20%, 11/15/2029	NR	4,555,000	4,558,097
Wisconsin Hsg. & EDA RB, Ser. B, 5.75%, 03/01/2022	AA	3,000,000	3,054,180

			23,262,263

Industrial Development Revenue – 10.7%
Bastrop, LA Indl. Dev Board PCRRB, Intl. Paper Co. Proj., 6.90%, 03/01/2007	BBB+	2,000,000	2,069,360
Brazos River, TX PCRRB, Texas Utility Elec. Co., Ser. A, 5.00%, 04/01/2033	BBB+	5,000,000	5,001,300
Farmington, NM PCRRB, El Paso Elec., Ser. A, 6.15%, 11/01/2013	BB+	2,000,000	2,000,480
Jacksonville, FL IDRRB, TTX Co. Proj., 5.40%, 03/01/2001	A+	4,905,000	4,914,565
Massachusetts IFA RB, Gtd. Loan Prog.:
Ser. B, 5.35%, 11/01/2007, (LOC: First Natl. Bank of Grand Forks)	AAA	815,000	819,238
Ser. G, 5.30%, 12/01/2006, (LOC: Rabobank Nederland)	AAA	340,000	340,112
Ser. I, 5.30%, 12/01/2006, (LOC: Rabobank Nederland)	AAA	430,000	430,142
Massachusetts IFA RRB, Gtd. Loan Prog., Ser. A, 5.35%, 11/01/2007, (LOC : Rabobabnk Nederland)	AAA	685,000	688,562

			16,263,759

Pre-refunded – 1.2%
Volusia Cnty., FL IDA First Mtge. RRB, Bishops Glen Proj., 7.50%, 11/01/2016	NR	1,680,000	1,882,726

Public Facilities – 2.3%
Dauphin Cnty., PA Gen. Auth. RB, Office & Forum Parking Forum Proj., Ser. A, 5.125%, 01/15/2003	NR	3,580,000	3,544,379

Resource Recovery – 1.1%
Palm Beach Cnty., FL Solid Wst. Auth. RRB,Refunding & Impt., 5.50%, 12/01/2002, (Insd. by MBIA)	AAA	1,550,000	1,583,542

EVERGREEN
Short-Intermediate Municipal Fund
Schedule of Investments (continued)
November 30, 2000 (Unaudited)

	Credit Rating∧	Principal Amount	Value

MUNICIPAL OBLIGATIONS – continued

Sales Tax – 1.9%
Broadview, IL Tax Increment RB, Sr. Notes Lien, 8.25%, 07/01/2013	NR	$ 2,625,000	$ 2,900,468

Special Tax – 2.1%
Allegheny Cnty., PA Redev. Auth. RB, Waterfront Proj.:
Ser. A, 5.625%, 12/15/2005	NR	1,000,000	1,023,200
Ser. B, 5.75%, 12/15/2005	NR	2,105,000	2,150,721

			3,173,921

Student Loan – 15.8%
Alaska Student Loan Corp. RB:
Ser. A, 5.30%, 07/01/2005	AAA	1,000,000	1,017,440
State Assisted, Ser. A, 5.50%, 07/01/2004	A	2,000,000	2,024,360
Cincinnati, OH Student Loan RB, The Student Loan Funding Corp., Ser. A, 5.50%, 12/01/2001	NR	360,000	361,426
Colorado Student Loan Auth. RB, Sr. Sub. Notes, Ser. II-B, 6.20%, 12/01/2008	NR	4,025,000	4,204,998
Iowa Student Loan Liquidity Corp. RB:
Ser. B, 6.65%, 03/01/2003	NR	1,500,000	1,552,605
Sr. Notes, Ser. E, 5.35%, 06/01/2004	NR	4,400,000	4,472,908
Louisiana Pub. Facs. Auth. RB, Student Loan Sub., Ser. A-3, 7.00%, 09/01/2006	NR	4,460,000	4,659,317
New Mexico Edl. Assistance Foundation Student Loan RB, Ser. A, 6.70%, 04/01/2002, (Insd. by AMBAC)	AAA	795,000	813,428
South Carolina Ed. Assistance Auth. RB, 6.50%, 09/01/2003	AA	3,000,000	3,127,410
Utah Board of Regents Student Loan RB, Ser. B, 5.65%, 11/01/2006	NR	1,700,000	1,759,568

			23,993,460

Transportation – 2.0%
New Jersey Turnpike Auth. RB, Ser. C, 6.50%, 01/01/2006	A-	3,000,000	3,049,950

Total Municipal Obligations (cost $142,684,247)			143,261,214

		Shares

WARRANTS – 4.6%

General Obligation – Local – 4.6%
Huntsville, AL, Warrants, Ser. A, 4.50%, 02/01/2001 (cost $7,000,000)	NR	7,000,000	7,000,000

SHORT-TERM INVESTMENTS – 0.4%

MUTUAL FUND SHARES – 0.4%
Federated Municipal Obigations Fund (cost $579,000)	AAA	579,000	579,000

Total Investments – (cost $150,263,247) – 99.4%			150,840,214
Other Assets and Liabilities – 0.6%			956,621

Net Assets – 100.0%			$ 151,796,835

See Combined Notes to Schedules of Investments.

Combined Notes to Schedules of Investments
November 30, 2000 (Unaudited)

Symbol Description

(a)
Security issued in zero coupon form with no periodic interest payments but is acquired at a discount that results in a current yield to maturity. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected income to be earned over the life of the bond from amortization of discount at acquisition.

∧	Credit ratings are unaudited and rated by Moody’s Investors Service where Standard and Poor’s ratings are not available.
ø	The advisor of the Fund and the advisor of the money market fund are each a subsidiary of First Union National Bank.

Summary of Abbreviations:
ACA	American Capital Access
AMBAC	American Municipal Bond Assurance Corp.
BIG	Bond Investors Guaranty
CDA	Community Development Association
COP	Certificates of Participation
EDA	Economic Development Authority
EDRB	Economic Development Revenue Bond
FGIC	Financial Guaranty Insurance Corp.
FHA	Federal Housing Authority
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FSA	Financial Security Assurance, Inc.
GNMA	Government National Mortgage Association
GO	General Obligation
HFA	Housing Finance Authority
HUD	Housing and Urban Development
IBC	Insured Bond Certification
IDA	Industrial Development Authority
IDRB	Industrial Development Revenue Bond
IDRRB	Industrial Development Refunding Revenue Bond
IFA	Industrial Finance Agency
LOC	Letter of Credit
MBIA	Municipal Bond Investors Assurance Corp.
MHRB	Multifamily Housing Revenue Bond
MHRRB	Multifamily Housing Refunding Revenue Bond
PCRB	Pollution Control Revenue Bond
PCRRB	Pollution Control Refunding Revenue Bond
PSF	Public School Fund
RB	Revenue Bond
RIBS	Residential Interest Bond
RRB	Refunding Revenue Bond
SAVRS	Select Auction Variable Rate Securities
SFHRB	Single Family Housing Revenue Bond
SFMRB	Single Family Mortgage Revenue Bond
TCRS	Transferable Custody Receipts

See Combined Notes to Financial Statements.

Combined Notes to Schedules of Investments (Unaudited) (continued)

The following table shows for each Fund the percent of net assets invested by geographic location as of November 30, 2000:

	High Grade Fund	High Income Fund	Municipal Fund	Short- Intermediate Fund
Alabama	0.0%	1.9%	1.2%	0.0%
Alaska	0.9%	0.2%	1.9%	2.7%
Arizona	0.0%	0.9%	1.8%	1.1%
Arkansas	0.0%	0.5%	0.0%	0.0%
California	9.8%	6.1%	2.3%	2.3%
Colorado	2.6%	3.4%	5.6%	2.8%
Connecticut	0.0%	0.4%	0.1%	0.6%
Delaware	0.0%	1.5%	0.2%	0.0%
District of Columbia	2.7%	0.1%	1.5%	2.0%
Florida	1.8%	3.4%	1.9%	5.6%
Georgia	3.3%	1.4%	3.6%	0.0%
Hawaii	0.0%	4.4%	0.0%	2.1%
Idaho	2.3%	0.0%	0.6%	0.0%
Illinois	9.3%	9.2%	5.7%	7.6%
Indiana	1.6%	1.7%	2.2%	1.4%
Iowa	0.0%	0.3%	0.1%	4.0%
Kansas	1.0%	0.1%	1.0%	0.7%
Kentucky	0.0%	0.0%	0.3%	0.0%
Louisiana	0.0%	6.5%	1.5%	7.4%
Maine	0.0%	0.1%	1.1%	0.0%
Maryland	0.0%	1.2%	0.4%	0.0%
Massachusetts	2.3%	2.5%	6.8%	1.5%
Michigan	2.9%	0.8%	4.5%	1.3%
Minnesota	1.2%	0.6%	1.7%	3.4%
Mississippi	0.0%	2.3%	0.9%	0.0%
Missouri	1.9%	0.7%	0.9%	3.5%
Montana	0.0%	1.8%	0.0%	0.0%
Nebraska	0.0%	0.6%	0.0%	0.0%
Nevada	1.0%	1.2%	0.9%	2.0%
New Hampshire	0.0%	2.7%	0.3%	1.7%
New Jersey	4.3%	0.8%	2.1%	5.9%
New Mexico	0.5%	0.0%	0.2%	1.9%
New York	15.4%	5.0%	9.3%	1.4%
North Carolina	0.0%	0.6%	0.4%	0.7%
North Dakota	1.4%	0.3%	0.0%	2.2%
Ohio	2.9%	3.4%	1.4%	0.9%
Oklahoma	1.9%	1.6%	1.5%	3.9%
Pennsylvania	5.2%	7.9%	4.4%	7.0%
Puerto Rico	0.0%	0.2%	1.7%	0.0%
Rhode Island	0.0%	2.7%	0.0%	0.0%
South Carolina	3.9%	2.3%	1.1%	2.6%
South Dakota	0.0%	0.1%	1.7%	0.0%
Tennessee	1.7%	1.8%	4.0%	0.0%
Texas	6.0%	6.8%	13.5%	5.2%
Utah	1.8%	0.2%	0.3%	1.2%
Vermont	0.0%	0.0%	0.4%	3.1%
Virginia	0.0%	1.9%	3.5%	0.0%
Washington	0.9%	0.8%	2.0%	2.0%
West Virginia	0.0%	1.4%	0.2%	0.0%
Wisconsin	9.5%	0.6%	1.0%	3.4%
Wyoming	0.0%	0.0%	0.3%	0.0%
Other Investments	0.0%	5.1%	2.0%	4.9%

Total	100.0%	100.0%	100.0%	100.0%

See Combined Notes to Financial Statements.

EVERGREEN
National Municipal Bond Funds
Statements of Assets and Liabilities
November 30, 2000 (Unaudited)

	High Grade Fund	High Income Fund	Municipal Fund	Short- Intermediate Fund

Assets

Identified cost of securities	$105,008,535	$380,792,947	$ 949,767,805	$150,263,247

Net unrealized gains or losses on securities	4,956,048	(6,096,627)	24,831,578	576,967

Market value of securities	109,964,583	374,696,320	974,599,383	150,840,214

Cash	0	0	535	989

Receivable for securities sold	0	3,113,031	19,196,315	0

Receivable for Fund shares sold	68,707	2,333,425	438,655	687

Interest receivable	1,966,796	6,484,127	15,011,826	2,678,246

Receivable from investment advisor	0	4,422	0	0

Prepaid expenses and other assets	46,919	64,258	200,054	29,701

Total assets	112,047,005	386,695,583	1,009,446,768	153,549,837

Liabilities

Distributions payable	180,667	952,379	1,889,595	463,329

Payable for securities purchased	0	15,440,697	33,773,276	1,002,278

Payable for Fund shares redeemed	46,405	4,508,311	1,082,550	197,855

Due to custodian bank	216,769	0	0	0

Advisory fee payable	1,277	0	9,362	1,666

Distribution Plan expenses payable	1,437	6,938	8,643	139

Due to other related parties	304	1,003	2,653	417

Accrued expenses and other liabilities	32,942	52,843	110,900	87,318

Total liabilities	479,801	20,962,171	36,876,979	1,753,002

Net assets	$111,567,204	$365,733,412	$ 972,569,789	$151,796,835

Net assets represented by

Paid-in capital	$113,859,919	$396,702,286	$1,028,230,285	$154,459,662

Undistributed (overdistributed) net investment income	27,260	(1,951,006)	(372,914)	(10,411)

Accumulated net realized gains or losses on securities	(7,276,023)	(22,921,241)	(80,119,160)	(3,229,383)

Net unrealized gains or losses on securities	4,956,048	(6,096,627)	24,831,578	576,967

Total net assets	$111,567,204	$365,733,412	$ 972,569,789	$151,796,835

Net assets consists of

Class A	$ 51,574,641	$148,742,553	$ 872,995,571	$ 5,709,474

Class B	38,249,435	177,498,577	53,934,682	4,495,507

Class C	1,591,764	38,790,581	44,697,863	0

Class Y	20,151,364	701,701	941,673	141,591,854

	$111,567,204	$365,733,412	$ 972,569,789	$151,796,835

Shares outstanding

Class A	4,931,532	17,437,422	125,445,409	580,647

Class B	3,657,361	20,865,767	7,750,072	457,179

Class C	152,203	4,531,417	6,422,904	0

Class Y	1,926,879	82,286	135,314	14,399,621

Net asset value per share

Class A	$ 10.46	$ 8.53	$ 6.96	$ 9.83

Class A—Offering price (based on sales charge of 4.75%, 4.75%, 4.75% and 3.25%, respectively)	$ 10.98	$ 8.96	$ 7.31	$ 10.16

Class B	$ 10.46	$ 8.51	$ 6.96	$ 9.83

Class C	$ 10.46	$ 8.56	$ 6.96	$ —

Class Y	$ 10.46	$ 8.53	$ 6.96	$ 9.83

See Combined Notes to Financial Statements.

EVERGREEN
National Municipal Bond Funds
Statements of Operations
Six Months Ended November 30, 2000 (Unaudited)

	High Grade Fund	High Income Fund	Municipal Fund	Short- Intermediate Fund

Investment income

Interest Income	$3,176,786	$11,661,659	$28,428,404	$3,930,750

Expenses

Advisory fee	239,863	958,872	1,737,913	305,523

Distribution Plan expenses	270,742	1,251,704	1,620,581	26,367

Administrative services fees	57,110	179,240	497,475	76,381

Transfer agent fee	59,838	179,030	466,493	19,791

Trustees’ fees and expenses	1,215	4,285	11,968	1,755

Printing and postage expenses	9,621	13,850	44,379	9,521

Custodian fee	17,277	65,314	148,775	21,245

Registration and filing fees	43,476	26,938	44,969	20,440

Professional fees	12,401	14,399	14,980	11,743

Other	5,681	1,056	27,590	2,854

Total expenses	717,224	2,694,688	4,615,123	495,620

Less: Expense reductions	(3,218)	(16,987)	(21,280)	(3,331)
Fee waivers	0	(278,859)	0	0

Net expenses	714,006	2,398,842	4,593,843	492,289

Net investment income	2,462,780	9,262,817	23,834,561	3,438,461

Net realized and unrealized gains or losses on securities

Net realized gains or losses on securities	(65,747)	(1,388,702)	(12,816,421)	(435,288)

Net change in unrealized gains or losses on securities	5,388,273	9,781,762	51,382,773	2,277,751

Net realized and unrealized gains on securities	5,322,526	8,393,060	38,566,352	1,842,463

Net increase in net assets resulting from operations	$7,785,306	$17,655,877	$62,400,913	$5,280,924

See Combined Notes to Financial Statements.

EVERGREEN
National Municipal Bond Funds
Statements of Changes in Net Assets
Six Months Ended November 30, 2000 (Unaudited)

	High Grade Municipal	High Income Fund	Municipal Fund	Short- Intermediate Fund

Operations

Net investment income	$ 2,462,780	$ 9,262,817	$ 23,834,561	$ 3,438,461

Net realized gains or losses on securities	(65,747)	(1,388,702)	(12,816,421)	(435,288)

Net change in unrealized gains or losses on securities	5,388,273	9,781,762	51,382,773	2,277,751

Net increase in net assets resulting from operations	7,785,306	17,655,877	62,400,913	5,280,924

Distributions to shareholders from

Net investment income

Class A	(1,235,224)	(4,205,902)	(22,228,608)	(153,593)

Class B	(765,534)	(4,502,347)	(1,155,152)	(82,139)

Class C	(31,202)	(913,481)	(972,247)	0

Class Y	(494,115)	(8,921)	(16,736)	(3,235,453)

Total distributions to shareholders	(2,526,075)	(9,630,651)	(24,372,743)	(3,471,185)

Capital share transactions

Proceeds from shares sold	5,582,453	76,133,384	100,651,710	22,525,727

Net asset value of shares issued in reinvestment of distributions	1,315,041	4,272,871	11,986,562	656,644

Payment for shares redeemed	(14,199,624)	(65,206,367)	(179,218,517)	(26,027,028)

Net increase (decrease) in net assets resulting from capital share transactions	(7,302,130)	15,199,888	(66,580,245)	(2,844,657)

Total increase (decrease) in net assets	(2,042,899)	23,225,114	(28,552,075)	(1,034,918)

Net assets

Beginning of period	113,610,103	342,508,298	1,001,121,864	152,831,753

End of period	$111,567,204	$365,733,412	$ 972,569,789	$151,796,835

Undistributed (overdistributed) net investment income	$ 27,260	$ (1,951,006)	$ (372,914)	$ (10,411)

See Combined Notes to Financial Statements.

EVERGREEN
National Municipal Bond Funds
Statements of Changes in Net Assets
Year Ended May 31, 2000

	High Grade Fund	High Income Fund (a)(b)(c)	Municipal Fund	Short- Intermediate Fund

Operations

Net investment income	$ 5,620,326	$ 13,194,968	$ 51,883,877	$ 6,861,063

Net realized gains or losses on securities and futures transactions	(7,010,116)	(16,592,585)	(60,008,731)	(2,794,096)

Net change in unrealized gains or losses on securities and futures transactions	(3,935,476)	2,990,838	(52,983,262)	(2,876,236)

Net increase (decrease) in net assets resulting from operations	(5,325,266)	(406,779)	(61,108,116)	1,190,731

Distributions to shareholders from

Net investment income

Class A	(2,803,589)	(6,126,438)	(48,213,384)	(369,964)

Class B	(1,739,102)	(7,444,698)	(3,088,963)	(178,959)

Class C	(62,090)	(1,325,062)	(706,020)	0

Class Y	(1,018,574)	(22,685)	(10,825)	(6,257,596)

Net realized gains

Class A	(886,167)	0	(5,315,286)	(56,794)

Class B	(723,643)	0	(465,890)	(40,076)

Class C	(28,625)	0	(42,380)	0

Class Y	(326,940)	0	(792)	(1,024,920)

Total distributions to shareholders	(7,588,730)	(14,918,883)	(57,843,540)	(7,928,309)

Capital share transactions

Proceeds from shares sold	24,497,616	52,152,436	344,390,330	46,661,878

Net asset value of shares issued in reinvestment of distributions	4,514,561	4,974,480	29,411,952	2,444,576

Payment for shares redeemed	(61,752,661)	(145,107,757)	(551,769,876)	(64,069,452)

Net asset value of shares issued in acquisition	41,894,184	0	113,252,970	0

Net increase (decrease) in net assets resulting from capital share transactions	9,153,700	(87,980,841)	(64,714,624)	(14,962,998)

Total decrease in net assets	(3,760,296)	(103,306,503)	(183,666,280)	(21,700,576)

Net assets

Beginning of period	117,370,399	445,814,801	1,184,788,144	174,532,329

End of period	$113,610,103	$342,508,298	$1,001,121,864	$152,831,753

Undistributed (overdistributed) net investment income	$ 90,555	$ (1,583,172)	$ 165,268	$ 22,313

(a)	For eight months ended May 31, 2000. The Fund changed its fiscal year end from September 30 to May 31, effective May 31, 2000.
(b)
On March 17, 2000, Evergreen High Income Municipal Bond Fund acquired the net assets of Davis Tax-Free High Income Fund, Inc. The Davis Tax-Free High Income Fund, Inc. was the accounting and performance survivor in this transaction.

(c)	Formerly the EvergreenTax-Free High Income Fund.

See Combined Notes to Financial Statements.

EVERGREEN
National Municipal Bond Funds
Statement of Changes in Net Assets
Year Ended September 30, 1999

High Income Fund (a)

Operations

Net investment income	$ 24,207,519

Net realized losses on securities	(4,702,920)

Net change in unrealized gains or losses on securities	(24,020,731)

Net decrease in net assets resulting from operations	(4,516,132)

Distributions to shareholders from

Net investment income

Class A	(11,085,707)

Class B	(11,311,322)

Class C	(1,940,285)

Class Y	(67,634)

Total distributions to shareholders	(24,404,948)

Capital share transactions

Proceeds from shares sold	105,307,443

Net asset value of shares issued in reinvestment of distributions	9,872,090

Payment for shares redeemed	(177,098,255)

Net decrease in net assets resulting from capital share transactions	(61,918,722)

Total decrease in net assets	(90,839,802)

Net assets

Beginning of period	536,654,603

End of period	$445,814,801

Undistributed net investment income	$ 0

(a)	Formerly the Evergreen Tax-Free High Income Fund.

See Combined Notes to Financial Statements.

Combined Notes to Financial Statements (Unaudited)

1. ORGANIZATION

The Evergreen National Municipal Bond Funds consist of Evergreen High Grade Municipal Bond Fund (“High Grade Fund”), Evergreen High Income Municipal Bond Fund (“High Income Fund”) (formerly, Evergreen Tax-Free High Income Fund), Evergreen Municipal Bond Fund (“Municipal Fund”), Evergreen Short-Intermediate Municipal Bond Fund (“Short-Intermediate Fund”), (collectively, the “ Funds”). Each Fund is a diversified series of Evergreen Municipal Trust (the “Trust”), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Funds offer Class A, Class B, Class C and/or Class Y shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing distribution fee than Class A. Class B and Class C shares are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class Y shares are sold at net asset value and are not subject to contingent deferred sales charges or distribution fees.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Securities
An independent pricing service values each Fund’s municipal bonds at fair value using a variety of factors which may include yield, liquidity, interest rate risk, credit quality, coupon, maturity and type of issue. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics. Otherwise, securities for which valuations are not available from an independent pricing service (including restricted securities) are valued at fair value as determined in good faith according to procedures approved by the Board of Trustees.

Mutual fund shares held in a Fund are valued at the net asset value of each mutual fund.

Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. Futures Contracts
In order to gain exposure to or protect against changes in security values, the Funds may buy and sell futures contracts. The initial margin deposited with a broker when entering into a futures transaction is subsequently adjusted by daily payments or receipts (“variation margin”) as the value of the contract changes. Such changes are recorded as unrealized gains or losses. Realized gains or losses are recognized on closing the contract.

Risks of entering into futures contracts include (i) the possibility of an illiquid market for the contract, (ii) the possibility that a change in the value of the contract may not correlate with changes in the value of the underlying instrument or index, and (iii) the credit risk that the other party will not fulfill their obligations under the contract. Futures contracts also involve elements of market risk in excess of the amount reflected in each Fund’s Statement of Assets and Liabilities.

C. When-issued and Delayed Delivery Transactions
The Funds record when-issued or delayed delivery transactions on the trade date and will segregate with the custodian qualifying assets having a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Combined Notes to Financial Statements (Unaudited) (continued)

D. Security Transactions and Investment Income
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

E. Federal Taxes
The Funds intend to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their net investment company taxable income, net tax-exempt income and net capital gains, if any, to their shareholders. Accordingly, no provision for federal income or excise tax is required.

F. Distributions
Distributions from net investment income for each Fund, except High Income Fund, are declared daily and paid monthly. Distributions from net investment income for High Income Fund are declared and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. To the extent that realized capital gains can be offset by capital loss carryovers, it is each Fund’s policy not to distribute such gains. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles .

G. Class Allocations
Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

3. INVESTMENT ADVISORY AGREEMENTS AND OTHER AFFILIATED TRANSACTIONS

First Union National Bank (“FUNB”), a subsidiary of First Union Corporation (“First Union”), serves as the investment advisor to the High Grade Fund and Short-Intermediate Fund.

In return for providing investment management services, High Grade Fund pays FUNB a management fee that is computed and paid daily at an annual rate of 0.42% of the Fund’s average daily net assets.

On November 1, 2000, the Board of Trustees of Short-Intermediate Fund approved the transfer of the investment advisory contract with Evergreen Asset Management Corp. to FUNB. Under Securities and Exchange Commission rules and no-action letters, this transfer did not require shareholder approval as the parties involved were all wholly owned subsidiaries of and controlled by First Union and neither the fees nor services were changed. Short-Intermediate Fund pays FUNB a management fee computed and paid daily at an annual rate of 0.40% of the Fund’s average daily net assets.

Lieber & Company, an affiliate of First Union, was the investment sub-advisor to Short-Intermediate Fund. Lieber & Company was reimbursed by the Fund’s investment advisor for providing investment sub-advisory services at no additional expense to the Fund.

Evergreen Investment Management Company, LLC (“EIMC”), an indirect wholly owned subsidiary of FUNB, is the investment advisor for High Income Fund and Municipal Fund. In return for providing investment management services, the Funds pay EIMC a management fee that is computed and paid daily.

High Income Fund pays EIMC a management fee that is computed and paid daily by applying percentage rates, starting at 0.55% and declining to 0.45% per annum as net assets increase, to the average daily net assets of the Fund. Stamper Capital & Investments, Inc. (“Stamper”) serves as the sub-advisor of the High Income Fund and is paid by EIMC. The Fund pays no fees directly to Stamper.

Combined Notes to Financial Statements (Unaudited) (continued)

For Municipal Fund, the management fee is computed and paid daily at an annual rate of 2.00% of gross investment income plus an amount determined by applying percentage rates, starting at 0.41% and declining to 0.16% per annum as net assets increase, to the average daily net assets of the Fund.

During the six months ended November 30, 2000, investment advisory fees of $278,859 were waived for High Income Fund by its investment advisor. This amount represents 0.16% of the Fund’s average daily net assets.

Evergreen Investment Services (“EIS”), an indirect, wholly owned subsidiary of FUNB, serves as the administrator to the Funds. As administrator, EIS provides the Funds with facilities, equipment and personnel. For its services, the Funds pay the administrator a fee at the annual rate of 0.10% of each Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly owned subsidiary of FUNB, is the transfer and dividend disbursing agent for the Funds.

Officers of the Funds and affiliated Trustees receive no compensation directly from the Funds.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. (“EDI”), a wholly owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Funds.

Each Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class Y. Distribution plans permit a Fund to compensate its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by the Fund through “Distribution Plan expenses”. Under the Distribution Plans, each class incurs distribution fees at the following annual rates:

Average Daily Net Assets
Class A	0.25%
Class B	1.00
Class C	1.00

Of the above amounts, each share class may pay under its Distribution Plan a maximum service fee of 0.25% of the average daily net assets of the class to pay for shareholder service fees. Distribution Plan expenses are calculated and paid daily.

During the six months ended November 30, 2000, amounts paid or accrued to EDI pursuant to each Fund’s Class A, Class B and Class C Distribution Plans were as follows:

	Class A	Class B	Class C

High Grade Fund	$ 66,463	$196,266	$ 8,013
High Income Fund	179,790	893,224	178,690
Municipal Fund	1,116,987	273,500	230,094
Short-Intermediate Fund	3,412	22,955	0

With respect to Class B and Class C shares, the principal underwriter may pay distribution fees greater than the allowable annual amounts each Fund is permitted to pay under the Distribution Plans.

Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

5. ACQUISITIONS

Effective on the close of business on March 17, 2000, High Income Fund acquired substantially all the assets and assumed certain liabilities of Davis Tax-Free High Income Fund, Inc. (“Davis Fund”), an open-end management investment company registered under the 1940 Act, through a tax-free exchange of shares. Shareholders of Class A, Class B, Class C and Class Y of Davis Fund became owners of that number of full and fractional shares of Class A, Class B, Class C and Class Y shares, respectively, of High Income Fund having an aggregate net asset value equal to the aggregate net asset value of their shares of Davis Fund immediately prior to close of business on March 17, 2000. High Income Fund had no operations prior to the acquisition. Since the High Income Fund and the Davis Fund were similar funds and the Davis Fund contributed the majority of the net assets and shareholders, the basis of accounting for assets and liabilities, and operating results for prior periods of Davis Fund are carried forward as the accounting survivor.

On March 10, 2000, Municipal Fund acquired substantially all the assets and assumed certain liabilities of Evergreen Municipal Income Fund (“Municipal Income Fund” ) in an exchange of shares for Class A, Class C and Class Y shares of Municipal Fund.

On July 30, 1999, High Grade Fund acquired substantially all the assets and assumed certain liabilities of Evergreen California Municipal Bond Fund (“California Fund”) and Evergreen New York Municipal Bond Fund (“New York Fund”), in an exchange of shares for Class A, Class B, Class C and/or Class Y shares of High Grade Fund.

On July 30, 1999, Municipal Fund acquired substantially all the assets and assumed certain liabilities of Evergreen Massachusetts Municipal Bond Fund (“Massachusetts Fund”) and Evergreen Missouri Municipal Bond Fund (“Missouri Fund”), in exchange for Class A, Class B and Class C shares of Municipal Fund.

These acquisitions were accomplished by a tax-free exchange of the respective shares of each Fund. The value of net assets acquired, number of shares issued, unrealized appreciation (depreciation) acquired and the aggregate net assets of each acquiring Fund immediately after the acquisition were as follows:

Acquiring Fund	Acquired Fund	Value of Net Assets Acquired	Number of Shares Issued	Unrealized Appreciation/ (Depreciation)	Net Assets After Acquisition

Municipal Fund	Municipal Income Fund	$86,841,679	6,172,529	$(2,955,586)	$1,044,503,926

High Grade Fund	California Fund	$20,712,329	1,929,521	$ 546,303
High Grade Fund	New York Fund	21,181,855	1,973,255	164,251

		$41,894,184	3,902,776	$ 710,554	$ 154,453,020

Municipal Fund	Massachusetts Fund	$ 7,793,205	1,070,536	$ (23,637)
Municipal Fund	Missouri Fund	18,618,086	2,557,538	64,815

		$26,411,291	3,628,074	$ 41,178	$1,149,023,461

Combined Notes to Financial Statements (Unaudited) (continued)

6. CAPITAL SHARE TRANSACTIONS

The Funds have an unlimited number of shares of beneficial interest with $0.001 par value authorized. Shares of beneficial interest of the Funds are currently divided into Class A, Class B, Class C and/or Class Y. Transactions in shares of the Funds were as follows:

HIGH GRADE FUND

	Six Months Ended November 30, 2000		Year Ended May 31, 2000
	Shares	Amount	Shares	Amount

Class A
Shares sold	220,027	$2,282,808	1,749,309	$18,084,084
Automatic conversion of Class B shares to Class A shares	17	175	144,662	1,443,237
Shares issued in reinvestment of distributions	64,266	665,944	216,844	2,221,710
Shares redeemed	(689,127)	(7,143,306)	(3,353,433)	(34,589,666)
Shares issued in acquisition of:
California Fund	0	0	513,840	5,515,701
New York Fund	0	0	340,061	3,650,317

Net decrease	(404,817)	(4,194,379)	(388,717)	(3,674,617)

Class B
Shares sold	102,585	1,059,194	170,306	1,749,509
Shares issued in reinvestment of distributions	37,160	385,030	133,454	1,364,614
Automatic conversion of Class B shares to Class A shares	(17)	(175)	(144,662)	(1,443,237)
Shares redeemed	(443,424)	(4,580,978)	(1,727,068)	(17,700,289)
Shares issued in acquisition of:
California Fund	0	0	1,280,928	13,750,122
New York Fund	0	0	1,332,981	14,308,891

Net increase (decrease)	(303,696)	(3,136,929)	1,045,939	12,029,610

Class C
Shares sold	11,246	116,215	24,333	246,328
Shares issued in reinvestment of distributions	1,978	20,500	5,857	59,627
Shares redeemed	(23,202)	(239,380)	(97,909)	(997,523)
Shares issued in acquisition of:
California Fund	0	0	134,753	1,446,506
New York Fund	0	0	95,057	1,020,389

Net increase (decrease)	(9,978)	(102,665)	162,091	1,775,327

Class Y
Shares sold	205,619	2,124,236	429,346	4,417,695
Shares issued in reinvestment of distributions	23,495	243,567	84,853	868,610
Shares redeemed	(216,482)	(2,235,960)	(827,765)	(8,465,183)
Shares issued in acquisition of New York Fund	0	0	205,156	2,202,258

Net increase (decrease)	12,632	131,843	(108,410)	(976,620)

Net increase (decrease)		$(7,302,130)		$ 9,153,700

Combined Notes to Financial Statements (Unaudited) (continued)

HIGH INCOME FUND

	Six Months Ended November 30, 2000		Year Ended May 31, 2000*		Year Ended September 30, 1999
	Shares	Amount	Shares	Amount	Shares	Amount

Class A
Shares sold	6,026,594	$51,252,959	3,546,874	$29,865,901	5,092,150	$ 45,945,933
Automatic conversion of Class B shares to Class A shares	214,115	1,828,598	0	0	0	0
Shares issued in reinvestment of distributions	239,511	2,034,614	278,164	2,355,405	564,534	5,078,931
Shares redeemed	(5,063,261)	(43,055,844)	(7,944,144)	(67,192,944)	(12,047,128)	(108,692,234)

Net increase (decrease)	1,416,959	12,060,327	(4,119,106)	(34,971,638)	(6,390,444)	(57,667,370)

Class B
Shares sold	1,747,857	14,861,324	1,658,099	13,981,329	4,239,576	38,228,135
Shares issued in reinvestment of distributions	205,006	1,736,715	257,019	2,168,015	444,771	3,985,404
Automatic conversion of Class B shares to Class A shares	(214,824)	(1,828,598)	0	0	0	0
Shares redeemed	(2,025,353)	(17,219,693)	(7,232,703)	(60,843,507)	(6,090,773)	(54,563,766)

Net decrease	(287,314)	(2,450,252)	(5,317,585)	(44,694,163)	(1,406,426)	(12,350,227)

Class C
Shares sold	1,111,502	9,511,542	974,432	8,270,791	2,125,712	19,312,493
Shares issued in reinvestment of distributions	58,630	500,098	51,762	439,550	86,645	780,258
Shares redeemed	(576,774)	(4,930,493)	(1,882,225)	(15,955,282)	(1,388,222)	(12,483,845)

Net increase (decrease)	593,358	5,081,147	(856,031)	(7,244,941)	824,135	7,608,906

Class Y
Shares sold	59,523	507,559	4,107	34,415	200,923	1,820,882
Shares issued in reinvestment of distributions	170	1,444	1,349	11,510	3,093	27,497
Shares redeemed	(40)	(337)	(131,922)	(1,116,024)	(151,024)	(1,358,410)

Net increase (decrease)	59,653	508,666	(126,466)	(1,070,099)	52,992	489,969

Net increase (decrease)		$15,199,888		$(87,980,841)		$ (61,918,722)

*	For the eight months ended May 31, 2000. The Fund changed its fiscal year end from September 30 to May 31, effective May 31, 2000.

MUNICIPAL FUND

	Six Months Ended November 30, 2000		Year Ended May 31, 2000
	Shares	Amount	Shares	Amount

Class A
Shares sold	14,235,167	$ 97,547,430	52,145,348	$337,678,257
Automatic conversion of Class B shares to Class A shares	13,992	96,931	2,645,405	17,857,774
Shares issued in reinvestment of distributions	1,582,328	10,952,095	3,951,489	27,418,791
Shares redeemed	(24,598,623)	(169,201,314)	(75,408,870)	(524,195,653)
Shares issued in acquisition of:
Massachusetts Fund	0	0	274,088	1,995,306
Missouri Fund	0	0	418,545	3,046,937
Municipal Income Fund	0	0	3,178,042	44,727,258

Net decrease	(8,767,136)	(60,604,858)	(12,795,953)	(91,471,330)

Class B
Shares sold	232,231	1,605,444	686,377	4,771,825
Shares issued in reinvestment of distributions	66,961	463,484	225,514	1,569,982
Automatic conversion of Class B shares to Class A shares	(13,992)	(96,931)	(2,645,405)	(17,857,774)
Shares redeemed	(693,330)	(4,784,759)	(3,251,891)	(22,662,268)
Shares issued in acquisition of:
Massachusetts Fund	0	0	631,521	4,597,283
Missouri Fund	0	0	2,062,424	15,013,754

Net decrease	(408,130)	(2,812,762)	(2,291,460)	(14,567,198)

Class C
Shares sold	147,467	1,018,808	3,428,539	1,354,430
Shares issued in reinvestment of distributions	82,426	570,508	60,826	416,648
Shares redeemed	(757,721)	(5,232,444)	(696,866)	(4,774,321)
Shares issued in acquisition of:
Massachusetts Fund	0	0	164,927	1,200,616
Missouri Fund	0	0	76,569	557,395
Municipal Income Fund	0	0	2,994,418	42,113,419

Net increase (decrease)	(527,828)	(3,643,128)	6,028,413	40,868,187

Class Y
Shares sold	69,233	480,028	84,222	585,818
Shares issued in reinvestment of distributions	69	475	954	6,531
Shares redeemed	0	0	(19,365)	(137,634)
Shares issued in acquisition of Municipal Income Fund	0	0	69	1,002

Net increase	69,302	480,503	65,880	455,717

Net decrease		$ (66,580,245)		$ (64,714,624)

Combined Notes to Financial Statements (Unaudited) (continued)

SHORT -INTERMEDIATE FUND

	Six Months Ended November 30, 2000		Year Ended May 31, 2000
	Shares	Amount	Shares	Amount

Class A
Shares sold	111,813	$ 1,097,380	657,990	$ 6,475,840
Automatic conversion of Class B shares to Class A shares	0	0	13,591	133,035
Shares issued in reinvestment of distributions	8,581	84,288	27,129	267,177
Shares redeemed	(430,652)	(4,226,366)	(595,631)	(5,836,383)

Net increase (decrease)	(310,258)	(3,044,698)	103,079	1,039,669

Class B
Shares sold	16,148	158,566	54,629	543,869
Shares issued in reinvestment of distributions	5,159	50,684	14,661	144,728
Automatic conversion of Class B shares to Class A shares	0	0	(13,591)	(133,035)
Shares redeemed	(41,447)	(406,870)	(194,038)	(1,912,895)

Net decrease	(20,140)	(197,620)	(138,339)	(1,357,333)

Class Y
Shares sold	2,167,113	21,269,781	4,015,657	39,642,169
Shares issued in reinvestment of distributions	53,095	521,672	205,982	2,032,671
Shares redeemed	(2,178,769)	(21,393,792)	(5,702,362)	(56,320,174)

Net increase (decrease)	41,439	397,661	(1,480,723)	(14,645,334)

Net decrease		$ (2,844,657)		$(14,962,998)

7. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the six months ended November 30, 2000:

	Cost of Purchases	Proceeds from Sales

High Grade Fund	$ 15,135,821	$ 21,013,097
High Income Fund	149,443,171	126,305,296
Municipal Fund	340,960,394	379,905,816
Short-Intermediate Fund	52,143,905	52,884,999

As of May 31, 2000, the Funds had capital loss carryovers for federal income tax purposes as follows:

	Capital Loss Carryover	Expiration
		2002	2003	2005	2006	2007	2008

High Grade Fund	$ 3,830,981	—	—	—	—	$ 102,334	$ 3,728,647
High Income Fund	6,269,055	—	—	—	$7,834	241,156	6,020,065
Municipal Fund	22,639,617	$8,142	$1,616,817	$295,480	—	1,042,665	19,676,513
Short-Intermediate Fund	317,634	—	—	—	—	—	317,634

Capital losses incurred after October 31 within a Fund’s fiscal year are deemed to arise on the first business day of the Fund’s following fiscal year. As of May 31, 2000, High Grade Fund, High Income Fund, Municipal Fund and Short-Intermediate Fund incurred and elected to defer post October losses of $3,367,603; $10,568,440; $44,563,934; and $2,476,462, respectively.

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and their custodian, a portion of the fund expenses have been reduced. The amount of expense reductions received by each Fund and the impact of the total expense reductions on each Fund’s annualized expense ratio represented as a percentage of its average net assets were as follows:

	Total Expense Reductions	% of Average Net Assets

High Grade Fund	$ 3,218	0.01%
High Income Fund	16,987	0.01%
Municipal Fund	21,280	0.00%
Short-Intermediate Fund	3,331	0.00%

Combined Notes to Financial Statements (Unaudited) (continued)

9. DEFERRED TRUSTEES’ FEES

Each Independent Trustee of each Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENTS

On July 27, 1999, certain Evergreen Funds and a group of banks (the “Lenders”) entered into a credit agreement. Under this agreement, the Lenders provided an unsecured revolving credit commitment in the aggregate amount of $1.050 billion. The credit facility was allocated, under the terms of the financing agreement, among the Lenders. The credit facility was accessed by the Funds for temporary or emergency purposes to fund the redemption of their shares or for general working capital purposes as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bore interest at 0.75% per annum above the Federal Funds rate (1.50% per annum above the Federal Funds rate during the period from and including December 1, 1999 through and including January 31, 2000). A commitment fee of 0.10% per annum was incurred on the average daily unused portion of the revolving credit commitment. The commitment fee was allocated to all funds. For its assistance in arranging this financing agreement, First Union Capital Markets Corp. was paid a one-time arrangement fee of $250,000. State Street served as paying agent for the funds and as paying agent was entitled to a fee of $20,000 per annum which was allocated to all the funds.

On July 25, 2000, this agreement was renewed, amended and restated among certain Evergreen Funds and the Lenders. Under this renewed agreement, the Lenders provide an unsecured revolving credit commitment in the aggregate amount of $755 million. The credit facility is allocated, under the terms of the financing agreement, among the Lenders. The credit facility is accessed by the Funds to temporarily finance the purchase or sale of securities for prompt delivery, including funding redemption of their shares, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. A commitment fee of 0.10% per annum continues to be incurred on the average daily unused portion of the revolving credit commitment and is allocated to all funds. For its assistance in renewing this financing agreement, First Union Capital Markets Corp. was paid a one-time arrangement fee of $150,000. State Street continues as paying agent for the funds and receives a fee of $20,000 per annum which is allocated to all the funds.

During the six months ended November 30, 2000, the Funds had no borrowings under these agreements.

11. NEW ACCOUNTING PRONOUNCEMENT

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Funds to amortize premium and accrete discount on all fixed-income securities and classify gains and losses realized on paydowns on mortgage-backed securities, which are presently included in realized gain/loss, as interest income. Adopting these accounting principles will not impact the total net assets of the Funds, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statements of Operations and affect the presentation of the Funds’ Financial Highlights. The Funds have not at this time quantified the impact, if any, resulting from the adoption of these accounting changes on the financial statements.

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541257 1/2001